CASE EQUIPMENT LOAN TRUST 1997-B

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Prepared by  Bridget Fassett of Jefferson Wells (262) 636-5155

                                                                    ------------------------------------------------------------
NPV Data Input Section                                                 05-Mar-01       05-Mar-01       05-Mar-01       05-Mar-01
Scheduled cash flows as of the
                                                                    ------------------------------------------------------------
                                                                          Pool 1          Pool 2          Pool 3          Pool 4
                                                                    3,736,194.24    1,583,982.85      850,646.16    1,842,813.22
                                                                    2,335,833.83      569,841.13      544,751.49      812,063.05
                                                                    3,302,721.08      427,313.10      371,574.50      711,126.19
                                                                    3,326,303.47      484,307.23      384,831.08      665,196.19
                                                                    3,307,986.08      710,508.32      451,688.63      750,251.63
                                                                    2,573,448.75    1,252,689.98      422,289.50      790,526.69
                                                                      913,224.50    2,724,713.22    1,643,422.09    1,228,005.27
                                                                      712,058.67      445,597.59    2,017,939.17    3,117,349.65
                                                                      808,427.88      531,715.48      668,084.34    4,603,843.74
                                                                    1,437,701.01      684,330.94      506,870.28      774,258.10
                                                                      895,012.60      385,101.46      291,452.15      608,664.54
                                                                      466,848.32      294,869.73      132,592.76      251,556.28
                                                                      587,597.41      239,988.27      131,574.88      437,456.72
                                                                      744,560.39      260,084.26      257,572.69      300,777.41
                                                                    1,203,694.08      164,560.97      133,850.58      223,236.13
                                                                    1,318,142.64      206,299.94      128,587.86      173,475.75
                                                                    1,584,563.76      342,164.91      175,291.82      295,039.20
                                                                    1,318,154.12      672,094.62      186,929.21      307,885.26
                                                                      483,578.03    1,600,709.22      859,578.80      670,133.28
                                                                      175,213.23      250,223.88    1,187,877.23    1,846,726.16
                                                                      210,564.98      152,798.91      425,252.20    3,109,701.10
                                                                      278,405.63      205,152.27      236,487.74      500,676.59
                                                                       94,766.40      132,822.19      128,076.00      312,780.30
                                                                        1,515.56      110,621.13        8,416.24       29,384.36
                                                                        5,835.85       20,397.82       22,306.52       80,511.88
                                                                       22,633.16        7,761.47        2,580.39       37,318.74
                                                                       15,120.81        6,086.91        2,580.39       12,880.07
                                                                       13,881.97        2,098.35       37,547.23       11,388.69
                                                                       31,478.37        2,098.35        2,580.39       16,372.46
                                                                            0.00       49,103.34        2,580.39       31,888.79
                                                                            0.00       77,535.64       83,865.40       39,167.94
                                                                            0.00       13,379.00            0.00      161,581.67
                                                                        8,633.42            0.00            0.00            0.00
                                                                            0.00       46,574.08       19,975.11            0.00
                                                                            0.00            0.00       10,668.03            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                       34,626.67            0.00            0.00        9,027.76
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00
                                                                            0.00            0.00            0.00            0.00


Total Time Balance of Scheduled Cash Flows                         31,948,726.91   14,657,526.56   12,330,321.25   24,763,064.81


                                  Page 1 of 14

CASE EQUIPMENT LOAN TRUST 1997-B

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Prepared by  Bridget Fassett of Jefferson Wells (262) 636-5155

Payment Date                                                                              15-Mar-01
Collection Period Begin Date                                                              06-Feb-01
Collection Period End Date                                                                05-Mar-01
Days in accrual period (30/360)                                                                  30
Days in accrual period (ACT/360)                                                                 28
One-Month LIBOR                                                                            5.56875%

PART I -- MONTHLY DATA INPUT

FIXED RATE COLLATERAL

 Receipts During the Period                                                           $4,887,759.88

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                   $0.00
    Government obligors                                                                       $0.00
          Total Warranty Repurchases                                                          $0.00

Total Fixed Rate Collections For The Period                                           $4,887,759.88


FLOATING RATE COLLATERAL

 Receipts During the Period                                                             $567,990.42

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                   $0.00
    Government obligors                                                                       $0.00
          Total Warranty Repurchases                                                          $0.00

Total Floating Rate Collections For The Period                                          $567,990.42

    Pool Balance (Beg. of Collection Period)                                          $5,387,649.11
    Pool Balance (End of Collection Period)                                           $4,849,722.96

Total Collection                                                                      $5,455,750.30
Negative Carry Amount                                                                         $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                   $94,901.87
Pre-Funding Account Reinvestment Income                                                       $0.00

    Total Distribution Amount                                                         $5,550,652.17

MISCELLANEOUS DATA

    FIXED RATE COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                           $3,011,041.55
    Scheduled Amounts 60 days or more past due                                        $2,042,216.61
    Net Losses on Liquidated Receivables                                                      $0.00
    Number of Loans at Beginning of Period                                                    6,609
    Number of Loans at End of Period                                                          6,425
    Repossessed Equipment not Sold or Reassigned (Beginning)                          $1,481,802.28
    Repossessed Equipment not Sold or Reassigned (End)                                $1,346,072.81

    FIOATING RATE COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                             $272,447.25
    Scheduled Amounts 60 days or more past due                                           $99,399.72
    Net Losses on Liquidated Receivables                                               ($202,153.17)
    Number of Loans at Beginning of Period                                                      492
    Number of Loans at End of Period                                                            449
    Repossessed Equipment not Sold or Reassigned (Beginning)                                  $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                        $0.00

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                           $3,283,488.80
    Scheduled Amounts 60 days or more past due                                        $2,141,616.33
    Net Losses on Liquidated Receivables                                               ($202,153.17)
    Number of Loans at Beginning of Period                                                    7,101
    Number of Loans at End of Period                                                          6,874
    Repossessed Equipment not Sold or Reassigned (Beginning)                          $1,481,802.28
    Repossessed Equipment not Sold or Reassigned (End)                                $1,346,072.81

    Pre-Funding Account Reinvestment Income                                                   $0.00

                                  Page 2 of 14

CASE EQUIPMENT LOAN TRUST 1997-B

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date                                                                              15-Mar-01
Collection Period Begin Date                                                              06-Feb-01
Collection Period End Date                                                                05-Mar-01

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)              $88,327,521.51
    A-1 Note Beginning Principal Balance                                                      $0.00
    A-2 Note Beginning Principal Balance                                                      $0.00
    A-3 Note Beginning Principal Balance                                                     ($0.00)
    A-4 Note Beginning Principal Balance                                             $64,211,574.07
    B Note Beginning Principal Balance                                                $5,387,648.28
    C Note Beginning Principal Balance                                                $3,538,299.17
    Certificate Beginning Principal Balance                                          $15,190,000.00

Total Principal Balance of Notes and Certificates (End of Period)                    $83,345,313.85
    A-1 Note Principal Balance (End of Period)                                                $0.00
                              A-1 Note Pool Factor (End of Period)                        0.0000000
    A-2 Note Principal Balance (End of Period)                                                $0.00
                              A-2 Note Pool Factor (End of Period)                        0.0000000
    A-3 Note Principal Balance (End of Period)                                               ($0.00)
                              A-3 Note Pool Factor (End of Period)                       (0.0000000)
    A-4 Note Principal Balance (End of Period)                                       $59,966,584.25
                              A-4 Note Pool Factor (End of Period)                        0.3179716
    B Note Principal Balance (End of Period)                                           4,849,722.13
                              B Note Pool Factor (End of Period)                          0.0495070
    C Note Principal Balance (End of Period)                                          $3,339,007.47
                              C Note Pool Factor (End of Period)                          0.0961723
    Certificate Principal Balance (End of Period)                                    $15,190,000.00
                              Certificate Pool Factor (End of Period)                     1.0000000

FIXED RATE CONTRACT VALUE DECLINE                                                     $4,444,281.51
    Pool Balance (Beg. of Collection Period)                                         $83,068,326.85
    Pool Balance (End of Collection Period)                                          $78,624,045.34

Fixed Rate Distribution Amount (FxDA)                                                 $4,982,661.75
    Total Collections and Investment Income for the Period                            $4,982,661.75
    Negative Carry Amount                                                                     $0.00

Fixed Rate Principal Distribution Amount  (FxPDA)                                     $4,444,281.51

FLOATING  RATE CONTRACT VALUE DECLINE                                                   $537,926.15
    Pool Balance (Beg. of Collection Period)                                          $5,387,649.11
    Pool Balance (End of Collection Period)                                           $4,849,722.96

Floating Rate Distribution Amount (FltDA)                                               $567,990.42

Principal Allocation to Notes and Certificates
    A-1 Noteholders' Principal Distributable Amount                                           $0.00
    A-2 Noteholders' Principal Distributable Amount                                           $0.00
    A-3 Noteholders' Principal Distributable Amount                                           $0.00
    A-4 Noteholders' Principal Distributable Amount                                   $4,244,989.82
    B Noteholders' Principal Distributable Amount                                       $537,926.15
    C Noteholders' Principal Distributable Amount                                       $199,291.69
    Certificateholders' Principal Distributable Amount                                        $0.00

Interest Distributable Amount                                                         $1,370,469.13
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                        $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                        $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                        $0.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                  $342,996.82
    Noteholders' Interest Distributable Amount applicable to B Notes                     $24,173.33
    Noteholders' Interest Distributable Amount applicable to C Notes                     $18,900.41
    Certificateholders' Interest Distributable Amount                                 $1,351,568.72

Spread Account
    Beginning Spread Account Balance                                                 $17,359,205.00
    Deposit to Spread Account from Pre-Funding Account                                        $0.00
    Deposit to Spread Account from Excess Collections over Distributions                $182,207.28
    Distribution from Spread Account for Interest / Principal Shortfall                       $0.00

    Specified Spread Account Balance                                                 $17,359,205.00
    Ending Spread Account Balance (after distributions)                              $17,359,205.00

Credit Enhancement                                                                            20.95%
    Spread account % of Ending Pool Balance                                                   20.80%
    Overcollateralization % of Ending Pool Balance                                             0.15%

Scheduled Amounts 30 - 59 days past due                                               $3,283,488.80
                              as % of Ending Pool Balance                                      3.93%
Scheduled Amounts 60 days or more past due                                            $2,141,616.33
                              as % of Ending Pool Balance                                      2.57%
Net Losses on Liquidated Receivables                                                   ($202,153.17)
                              as % of Ending Pool Balance                                     -0.24%


                                  Page 3 of 14

    PART III -- SERVICING CALCULATIONS                                                    15-Mar-01

    1.  Sources and Uses of Collection Account Balance                       Pool 1          Pool 2          Pool 3          Pool 4

    FIXED RATE POOL

    Wtd. Avg. APR                                                             8.637%          8.833%          8.872%          8.799%
    Fixed Rate Contract Value (Beg. of Collection Period),
     by origination pool                                             $32,441,369.92  $14,505,473.87  $12,088,049.17  $24,033,433.89
    Fixed Rate Contract Value  (End of Collection Period),
     by origination pool                                             $30,423,215.44  $13,736,149.62  $11,490,863.78  $22,973,816.50
                                                                    --------------- --------------- ---------------  --------------
    Fixed Rate Contract Value Decline                                 $2,018,154.48     $769,324.25     $597,185.39   $1,059,617.39
                                                                               6.22%           5.30%           4.94%           4.41%
    Fixed Rate Initial Pool Balance                                  $83,068,326.85
    Fixed Rate Pool Balance (End of Collection Period)               $78,624,045.34

    Fixed Rate Collections and Investment Income for the period       $4,982,661.75
    Negative Carry Amount                                                     $0.00

    Fixed Rate Distribution Amount (FxDA)                             $4,982,661.75
    Fixed Rate Principal Distribution Amount  (FxPDA)                 $4,444,281.51

    Initial C Percentage                                                      4.000%
    Fixed Rate Unscheduled Principal (per pool)                               $0.00           $0.00           $0.00           $0.00
    Total Fixed Rate Unscheduled Principal                                    $0.00

    FLOATING RATE POOL

    Floating Rate Contract Value (Beg. of Collection Period)          $5,387,649.11
    Floating  Rate Contract Value  (End of Collection Period)         $4,849,722.96
                                                                      -------------
    Floating Rate Contract Value Decline                                $537,926.15

    Floating Rate Distribution Amount (FltDA)                           $567,990.42
    Floating Rate Principal Distribution Amount  (FltPDA)               $537,926.15

    2.  Calculation of Distributable Amounts

    A-1 Note Beginning Principal Balance                                      $0.00
    A-1 Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                        $0.00
    A-1 Noteholders' Share of the Fixed Rate Principal
     Distribution Amount                                                       0.00%
    A-1 Noteholders' Principal Distributable Amount                           $0.00

    Fixed Rate Principal Distribution Amount Remaining                $4,444,281.51
    Fioating  Rate Principal Distribution Amount Remaining              $537,926.15

    A-2 Note Beginning Principal Balance                                      $0.00
    A-2 Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                        $0.00
    A-2 Noteholders' Share of the Fixed Rate Principal
     Distribution Amount                                                       0.00%
    A-2 Noteholders' Principal Distributable Amount                           $0.00

    Fixed Rate Principal Distribution Amount Remaining                $4,444,281.51
    Fioating  Rate Principal Distribution Amount Remaining              $537,926.15

    A-3 Note Beginning Principal Balance                                     ($0.00)
    A-3 Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                        $0.00
    A-3 Noteholders' Share of the Fixed Rate Principal
     Distribution Amount                                                       0.00%
    A-3 Noteholders' Principal Distributable Amount                           $0.00

    Fixed Rate Principal Distribution Amount Remaining                $4,444,281.51
    Fioating  Rate Principal Distribution Amount Remaining              $537,926.15

    A-4 Note Beginning Principal Balance                             $64,211,574.07
    A-4 Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                        $0.00
    A-4 Noteholders' Share of the Fixed Rate Principal
     Distribution Amount                                                      95.52%
    A-4 Noteholders' Principal Distributable Amount                   $4,244,989.82

    Fixed Rate Principal Distribution Amount Remaining                  $199,291.69
    Fioating  Rate Principal Distribution Amount Remaining              $537,926.15

    B Note Beginning Principal Balance                                $5,387,648.28
    B Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                        $0.00
    B Noteholders' Share of the Floating RatePrincipal
     Distribution Amount                                                     100.00%
    B Noteholders' Principal Distributable Amount                       $537,926.15

    Fixed Rate Principal Distribution Amount Remaining                  $199,291.69
    Fioating  Rate Principal Distribution Amount Remaining                    $0.00

    C Note Beginning Principal Balance                                $3,538,299.17
    C Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                        $0.00
    C Noteholders' Share of the Fixed Rate & Floating Rate
      Principal Distribution Amounts                                           4.00%
    C Noteholders' Principal Distributable Amount                       $199,291.69

    Fixed Rate Principal Distribution Amount Remaining                $4,244,989.82
    Fioating  Rate Principal Distribution Amount Remaining                    $0.00

    Certificate Beginning Principal Balance                          $15,190,000.00
    Certificateholders' Principal Carryover Shortfall
     (Previous Period)                                                        $0.00
    Certificateholders' Share of the Fixed Rate & Floating
     Rate Principal Distribution Amounts                                       0.00%
    Certificateholders' Principal Distributable Amount                        $0.00

    Interest Accrued on Class A-1 Notes this period                           $0.00
    Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-1 Notes                                $0.00
    Interest Due (in Arrears) on above Shortfall                              $0.00
    Noteholders' Interest Distributable Amount
     applicable to A-1 Notes                                                  $0.00

    Interest Accrued on Class A-2 Notes this period                           $0.00
    Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-2 Notes                                $0.00
    Interest Due (in Arrears) on above Shortfall                              $0.00
    Noteholders' Interest Distributable Amount applicable
     to A-2 Notes                                                             $0.00

    Interest Accrued on Class A-3 Notes this period                           $0.00
    Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-3 Notes                                $0.00
    Interest Due (in Arrears) on above Shortfall                              $0.00
    Noteholders' Interest Distributable Amount applicable
     to A-3 Notes                                                             $0.00

    Interest Accrued on Class A-4 Notes this period                     $342,996.82
    Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-4 Notes                                $0.00
    Interest Due (in Arrears) on above Shortfall                              $0.00
    Noteholders' Interest Distributable Amount applicable
     to A-4 Notes                                                       $342,996.82

    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes
     this period                                                        $342,996.82
    Offered Noteholders' Interest Carryover Shortfall
     (Previous Period)                                                        $0.00

                                  Page 4 of 14



    Interest Due (in Arrears) on above Shortfall                              $0.00
    Offered Noteholders' Interest Distributable Amount                  $342,996.82

    Class B Notes Net Funds Cap                                             7.17457%
    Class B Accrual Rate (Min(Net Funds Cap, 1 Month
     Libor +20bp))                                                          5.76875%
    Net Funds Cap?                                                               NO

    Interest Accrued on Class B Notes this period                        $24,173.33
    Noteholders' Interest
    Carryover Shortfall (Previous Period) applicable to B Notes               $0.00
    Interest Due(in Arrears) on above Shortfall                               $0.00
    Noteholders' Interest Distributable Amount
     applicable to B Notes                                               $24,173.33
    Preliminary Class B Net Funds Cap Carryover Amount                        $0.00

    Interest Accrued on Class C Notes this period                        $18,900.41
    Noteholders' Interest Carryover Shortfall (Previous
     Period)applicable to C Notes                                             $0.00
    Interest Due (in Arrears) on above Shortfall                              $0.00
    Noteholders' Interest Distributable Amount applicable
     to C Notes                                                          $18,900.41

    Interest Accrued on Certificates this period                         $81,139.92
    Certificateholders' Interest Carryover Shortfall
     (Previous Period)                                                $1,263,678.65
    Interest Due (in Arrears) on Above Shortfall                          $6,750.15
    Certificateholders' Interest Distributable Amount                 $1,351,568.72

    3.  Allocation of Fixed Rate and Floating Rate Distribution Amounts

    a. FIXED RATE DISTRIBUTION AMOUNT (FxDA)                          $4,982,661.75

    Fixed Rate Percentage of Administration Fee Shortfall
     (Previous Period)                                                        $0.00
    Fixed Rate Percentage of Administration Fee Accrued during
     this Period                                                            $156.52
    Fixed Rate Percentage of Administration Fee Paid this
     Period from FxDA                                                       $156.52
    Fixed Rate Percentage of Administration Fee Shortfall                     $0.00

    Total Fixed Rate Distribution Amount Remaining                    $4,982,505.23

    Noteholders' Interest Carryover Shortfall (Previous
     Period) applicable to A-1 Notes                                          $0.00
    Interest Due (in Arrears) on above Shortfall                              $0.00
    Interest Accrued on Class A-1 Notes this period                           $0.00
    Noteholders' Interest applicable to A-1 Notes Paid this
      Period from FxDA                                                        $0.00
    Preliminary Noteholders' Interest Carryover Shortfall
      (Current Period) applicable to A-1 Notes                                $0.00

    Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-2 Notes                                $0.00
    Interest Due (in Arrears) on above Shortfall                              $0.00
    Interest Accrued on Class A-2 Notes this period                           $0.00
    Noteholders' Interest applicable to A-2 Notes Paid this
     Period from FxDA                                                         $0.00
    Preliminary Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to A-2 Notes                                 $0.00

    Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-3 Notes                                $0.00
    Interest Due (in Arrears) on above Shortfall                              $0.00
    Interest Accruedon Class A-3 Notes this period                            $0.00
    Noteholders' Interest applicable to A-3 Notes Paid this
     Period from FxDA                                                         $0.00
    Preliminary Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to A-3 Notes                                 $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period)
     applicable to A-4 Notes                                                  $0.00
    Interest Due (in Arrears) on above Shortfall                              $0.00
    Interest Accrued on Class A-4 Notes this period                     $342,996.82
    Noteholders' Interest applicable to A-4 Notes Paid this
     Period from FxDA                                                   $342,996.82
    Preliminary Noteholders'Interest Carryover Shortfall
     (Current Period) applicable to A-4 Notes                                 $0.00

    Offered Noteholders' Interest Carryover Shortfall
     (Previous Period)                                                        $0.00
    Interest Due (in Arrears) on above Shortfall                              $0.00
    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes
     this period                                                        $342,996.82
    Offered Noteholders' Interest Paid this Period from FxDA            $342,996.82
    Preliminary A Noteholders' Interest Carryover Shortfall
     (Current Period)                                                         $0.00

    Total Fixed Rate Distribution Amount Remaining                    $4,639,508.41

    Noteholders' Interest Carryover Shortfall (Previous Period)
     applicable to C Notes                                                    $0.00
    Interest Due (in Arrears) on above Shortfall                              $0.00
    Interest Accrued on Class C Notes this period                        $18,900.41
    Noteholders' Interest applicable to C Notes Paid this
     Period from FxDA                                                    $18,900.41
    Preliminary Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to C Notes                                   $0.00

    Total Fixed Rate Distribution Amount Remaining                    $4,620,608.00

    A-1 Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                        $0.00
    A-1 Noteholders' Monthly Principal Distributable Amount                   $0.00
    A-1 Noteholders' Principal Distributable Amount Paid from
     FxDA                                                                     $0.00
    Preliminary A-1 Noteholders' Principal Carryover Shortfall
     (Current Period)                                                         $0.00

    Total Fixed Rate Distribution Amount Remaining                    $4,620,608.00

    A-2 Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                        $0.00
    A-2 Noteholders' Monthly Principal Distributable Amount                   $0.00
    A-2 Noteholders' Principal Distributable Amount Paid from
     FxDA                                                                     $0.00
    Preliminary A-2 Noteholders' Principal Carryover Shortfall
     (Current Period)                                                         $0.00

    Total Fixed Rate Distribution Amount Remaining                    $4,620,608.00

    A-3 Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                        $0.00
    A-3 Noteholders' Monthly Principal Distributable Amount                   $0.00
    A-3 Noteholders' Principal Distributable Amount Paid from
     FxDA                                                                     $0.00
    Preliminary A-3 Noteholders' Principal Carryover Shortfall
     (Current Period)                                                         $0.00

    Total Fixed Rate Distribution Amount Remaining                    $4,620,608.00

    A-4 Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                        $0.00
    A-4 Noteholders' Monthly Principal Distributable Amount           $4,244,989.82
    A-4 Noteholders' Principal Distributable Amount Paid from
     FxDA                                                             $4,244,989.82
    Preliminary A-4 Noteholders' Principal Carryover Shortfall
     (Current Period)                                                         $0.00

    Total Fixed Rate Excess Distribution Amount                         $375,618.19

    b. FLOATING  RATE DISTRIBUTION AMOUNT (FlTDA)                       $567,990.42

    Floating Rate Percentage of Administration Fee Shortfall
     (Previous Period)                                                        $0.00
    Floating Rate Percentage of Administration Fee Accrued
     during this Period                                                      $10.15
    Floating Rate Percentage of Administration Fee Paid this
     Period from FltDA                                                       $10.15
    Floating Rate Percentage of Administration Fee Shortfall                  $0.00

    Total Floating Rate Distribution Amount Remaining                   $567,980.27

                                  Page 5 of 14

    Noteholders' Interest Carryover Shortfall (Previous
     Period) applicable to B Notes                                            $0.00
    Interest Due (in Arrears) on above Shortfall                              $0.00
    Interest Accrued on Class B Notes this period                        $24,173.33
    Noteholders' Interest applicable to B Notes Paid this
     Period from FltDA                                                   $24,173.33
    Preliminary Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to B Notes                                   $0.00

    Total Floating Rate Distribution Amount Remaining                   $543,806.94

    B Noteholders' Principal Carryover Shortfall (Previous
      Period)                                                                 $0.00
    B Noteholders' Monthly Principal Distributable Amount               $537,926.15
    B Noteholders' Principal Distributable Amount Paid
      from FltDA                                                        $537,926.15
    Preliminary B Noteholders' Principal Carryover
      Shortfall (Current Period)                                              $0.00

    Total Floating Rate Excess Distribution Amount                        $5,880.79

    c. ALLOCATION OF FIXED RATE EXCESS DISTRIBUTION AMOUNT               375,618.19

    Preliminary Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to B Notes                                   $0.00
    B Noteholders' Interest Carryover Shortfall paid from
     Fx Excess DA                                                             $0.00
    Preliminary Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to B Notes Remaining                         $0.00

    Preliminary B Noteholders' Principal Carryover
     Shortfall (Current Period)                                               $0.00
    B Noteholders' Principal Carryover Shortfall paid
     from Fx Excess DA                                                        $0.00
    Preliminary B Noteholders' Principal Carryover
     Shortfall (Current Period) Remaining                                     $0.00

    Remaining Fixed Rate Excess Distribution Amount                     $375,618.19

    d. ALLOCATION OF FLOATING RATE EXCESS DISTRIBUTION AMOUNT             $5,880.79

    Preliminary A Noteholders' Interest Carryover
     Shortfall (Current Period)                                               $0.00
    A Noteholders' Interest Carryover Shortfall paid from
     Flt Excess DA                                                            $0.00
    Preliminary A Noteholders' Interest Carryover
     Shortfall (Current Period) Remaining                                     $0.00

    Preliminary Noteholders' Interest Carryover Shortfall
     (Current Period) applicable to C Notes                                   $0.00
    C Noteholders' Interest Carryover Shortfall paid from
     Flt Excess DA                                                            $0.00
    Preliminary C Noteholders' Interest Carryover Shortfall
     (Current Period) Remaining                                               $0.00

    Preliminary A Noteholders' Principal Carryover
     Shortfall (Current Period)                                               $0.00
    A Noteholders' Principal Carryover Shortfall paid
     from Flt Excess DA                                                       $0.00
    Preliminary A Noteholders' Principal Carryover
     Shortfall (Current Period) Remaining                                     $0.00

    Remaining Floating Rate Excess Distribution Amount                    $5,880.79

    e. ALLOCATION OF REMAINING FIXED AND FLOATING RATE
      EXCESS DISTRIBUTION AMOUNTS                                       $381,498.98

    C Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                        $0.00
    C Noteholders' Monthly Principal Distributable Amount               $199,291.69
    C Noteholders' Principal Distributable Amount Paid
     from Fx and Flt Excess DA                                          $199,291.69
    Preliminary C Noteholders' Principal Carryover
     Shortfall (Current Period)                                               $0.00

    Total Fixed and Floating Rate Excess Distribution
     Amount Remaining                                                   $182,207.28

    4.  Reconciliation of Pre-Funding Account

    Beginning Pre-Funding Account Balance                                     $0.00

    New Collateral Purchased                                                  $0.00
    Deposit to Spread Account                                                 $0.00
                                                                              -----
    Payment to Seller                                                         $0.00

    Ending Pre-Funding Account Balance                                        $0.00

    Excess Pre-Funded Amount/(Payment to Seller)                              $0.00

    Adjusted Ending Pre-Funding Account Balance                               $0.00

    5.  Reconciliation of Negative Carry Account

    Beginning Negative Carry Account Balance                                  $0.00

    Pre-Funded Percentage                                                     0.000%
    Negative Carry Withdrawls                                                 $0.00
    Cumulative Negative Carry Withdrawls                              $4,724,734.08
    Maximum Negative Carry Amount                                             $0.00
    Required Negative Carry Account Balance                                   $0.00
    Interim Ending Negative Carry Account Balance                             $0.00
    Negative Carry Amount Released to Seller                                  $0.00

    Ending Negative Carry Account Balance                                     $0.00

    6.  Distributions from Spread Account

    Beginning Spread Account Balance                                 $17,359,205.00
    Deposit to Spread Account from Pre-Funding Account                        $0.00
    Deposit to Spread Account from Excess Collections
     over Distributions                                                 $182,207.28

    Distribution from Spread Account to Noteholders' Distr.
     Account                                                                  $0.00
    Adj to Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to A-1 Notes                       $0.00
    Adj to Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to A-2 Notes                       $0.00
    Adj to Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to A-3 Notes                       $0.00
    Adj to Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to A-4 Notes                       $0.00
    Adj to Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to B Notes                         $0.00

    Adj to Preliminary A-1 Noteholders' Principal
     Carryover Shortfall (Current Period)                                     $0.00
    Adj to Preliminary A-2 Noteholders' Principal
     Carryover Shortfall (Current Period)                                     $0.00
    Adj to Preliminary A-3 Noteholders' Principal
     Carryover Shortfall (Current Period)                                     $0.00
    Adj to Preliminary A-4 Noteholders' Principal
     Carryover Shortfall (Current Period)                                     $0.00
    Adj to Preliminary B Noteholders' Principal Carryover
     Shortfall (Current Period)                                               $0.00

    Adj to Preliminary Noteholders' Interest Carryover
     Shortfall (Current Period) applicable to C Notes                         $0.00
    Adj to Preliminary C Noteholders' Principal Carryover
     Shortfall (Current Period)                                               $0.00

    Preliminary Spread Account Balance Remaining                     $17,541,412.28

    Cumulative Realized Losses since 31-August-97
     (Cut-off Date)                                                  $11,825,455.81
    Are Cum. Realized Losses > 2.25% of Initial Pool
     Balance?                                                      NO
    12*(Realized Losses during Collection Period) + Repos
     at end of Collection Period                                      $1,346,072.81

                                  Page 6 of 14

    Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg.
     Pool Balance?                                                 NO
    60 day or > Delinquent Scheduled Amounts                          $2,141,616.33
    Are 60 day or > Delinquencies > 2.25% of Ending Pool
     Balance?                                                     YES
    Are any of the three conditions "YES"?                        YES


    Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

    As a result of the systems error, Case Credit
    incorrectly absorbed the losses that were not included
    in the monthly servicer reports through its on-book
    reserves. Case Credit will not charge these losses
    back to the trust. The cumulative amount of losses
    that were inadvertently absorbed by Case Credit that
    should have been charged to the trust was:                         1,165,589.54

    If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

    Restated Cumulative Realized Losses:                              12,991,045.35
    Are Cumulative Realized Losses > 2.25% of the Initial
     Pool Balance?                                                YES

    Preliminary A-1 Note Principal Balance (End of Period)                    $0.00
    Preliminary A-2 Note Principal Balance (End of Period)                    $0.00
    Preliminary A-3 Note Principal Balance (End of Period)                   ($0.00)
    Preliminary A-4 Note Principal Balance (End of Period)           $59,966,584.25
    Preliminary B Note Principal Balance (End of Period)              $4,849,722.13
    Preliminary C Note Principal Balance (End of Period)              $3,339,007.47
    Preliminary Total Principal Balance of Notes  (End of Period)    $68,155,313.85

    Specified Spread Account Balance                                  17,359,205.00
     Lesser of:
         (a) 2.00% of the Initial Pool Balance                        17,359,205.00

         (b) the Note Balance                                         68,155,313.85

    Preliminary Spread Account Balance Remaining                     $17,359,205.00
    Preliminary Excess Amount in Spread Account                               $0.00
    Preliminary Shortfall Amount in Spread Account                            $0.00

    Deposit to Spread Account from Remaing Fixed and
     Floating Rate Excess Distribution                                        $0.00

    Spread Account Excess                                                     $0.00

    Ending Spread Account Balance (after distributions)              $17,359,205.00
    Net Change in Spread Account Balance                                      $0.00

    7. Distribution to Class B Net Funds Cap, Certificate
     Distributions and Servicing Fees

    Total Fixed and Floating Rate Excess Distribution
     Amount Remaining                                                   $182,207.28

    Preliminary Class B Net Funds Cap Carryover Amount                  $109,789.74
    Preliminary Class B Net Funds Cap Carryover Amount
     Paid from Fixed and Floating Rate                                  $109,789.74
    Class B Net Funds Cap Carryover Amount                                    $0.00

    Total Fixed and Floating Rate Excess Distribution
     Amount Remaining                                                    $72,417.54

    Certificateholders' Interest Carryover Shortfall
     (Previous Period)                                                $1,263,678.65
    Interest Due (in Arrears) on Above Shortfall                          $6,750.15
    Interest Accrued on Certificates this period                         $81,139.92
    Certificateholders' Interest Paid from Fixed and
     Floating Rate Excess Distribution                                   $72,417.54
    Preliminary Certificateholders' Interest Carryover
     Shortfall (Current Period)                                       $1,279,151.18

    Total Fixed and Floating Rate Excess Distribution
     Amount Remaining                                                         $0.00

    Certificateholders' Principal Carryover Shortfall
     (Previous Period)                                                        $0.00
    Certificateholders' Principal Distributable Amount
     applicable to current period                                             $0.00
    Certificateholders' Principal Distributable Amount
     Paid from Fixed and Floating Rate Exces Distribution                     $0.00
    Preliminary Certificateholders' Principal Carryover
     Shortfall (Current Period)                                               $0.00

    Total Fixed and Floating Rate Excess Distribution
     Amount Remaining                                                         $0.00

    Servicing Fee Shortfall (Previous Period)                          2,288,786.28
    Servicing Fees Accrued during this Period                            $73,713.31
    Servicing Fees Paid this Period from Fixed and
     Floating Rate Excess                                                     $0.00
    Adjustment to Servicing Fee
    Adjustment to Excess Distribution Amount Remaining
    Servicing Fee Shortfall                                           $2,362,499.60

    Total Fixed and Floating Rate Excess Distribution
     Amount Remaining                                                         $0.00

    8.  Ending Balances

    Noteholders' Interest Carryover Shortfall (Current
     Period) applicable to A-1 Notes                                          $0.00
    Noteholders' Interest Carryover Shortfall (Current
     Period) applicable to A-2 Notes                                          $0.00
    Noteholders' Interest Carryover Shortfall (Current
     Period) applicable to A-3 Notes                                          $0.00
    Noteholders' Interest Carryover Shortfall (Current
     Period) applicable to A-4 Notes                                          $0.00
    Noteholders' Interest Carryover Shortfall (Current
     Period) applicable to B Notes                                            $0.00
    Noteholders' Interest Carryover Shortfall (Current
     Period) applicable to C Notes                                            $0.00
    A-1 Noteholders' Principal Carryover Shortfall
     (Current Period)                                                         $0.00
    A-2 Noteholders' Principal Carryover Shortfall
     (Current Period)                                                         $0.00
    A-3 Noteholders' Principal Carryover Shortfall
     (Current Period)                                                         $0.00
    A-4 Noteholders' Principal Carryover Shortfall
     (Current Period)                                                         $0.00
    B Noteholders' Principal Carryover Shortfall (Current
     Period)                                                                  $0.00
    C Noteholders' Principal Carryover Shortfall (Current
     Period)                                                                  $0.00
    Certificateholders' Interest Carryover Shortfall
     (Ending Balance)                                                 $1,279,151.18
    Certificateholders' Principal Carryover Shortfall
     (Ending Balance)                                                         $0.00

    A-1 Note Principal Balance (End of Period)                                $0.00

                                  Page 7 of 14

    A-2 Note Principal Balance (End of Period)                                $0.00
    A-3 Note Principal Balance (End of Period)                               ($0.00)
    A-4 Note Principal Balance (End of Period)                       $59,966,584.25
    B Note Principal Balance (End of Period)                          $4,849,722.13
    C Note Principal Balance (End of Period)                          $3,339,007.47
    Certificate Principal Balance (End of Period)                    $15,190,000.00
    Total Principal Balance of Notes and Certificates
     (End of Period)                                                 $83,345,313.85

    A-1 Note Pool Factor (End of Period)                                  0.0000000
    A-2 Note Pool Factor (End of Period)                                  0.0000000
    A-3 Note Pool Factor (End of Period)                                 (0.0000000)
    A-4 Note Pool Factor (End of Period)                                  0.3179716
    B Note Pool Factor (End of Period)                                    0.0495070
    C Note Pool Factor (End of Period)                                    0.0961723
    Certificate Pool Factor (End of Period)                               1.0000000
    Total Notes & Certificates Pool Factor (End of Period)                0.0960243

    Specified Spread Account Balance (after all
     distributions and adjustments)                                  $17,359,205.00

                                  Page 8 of 14


CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO NOTEHOLDERS

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                             15-Mar-01

(1)  Amount of principal being paid on the Notes:

    (a)   A-1 Notes:                                                                          $0.00
            per $1,000 original principal amount:                                             $0.00

    (b)   A-2 Notes:                                                                          $0.00
            per $1,000 original principal amount:                                             $0.00

    (c)   A-3 Notes:                                                                          $0.00
            per $1,000 original principal amount:                                             $0.00

    (d)   A-4 Notes:                                                                  $4,244,989.82
            per $1,000 original principal amount:                                            $22.51

    (e)   B Notes:                                                                      $537,926.15
            per $1,000 original principal amount:                                             $5.49

    (f)   C Notes:                                                                      $199,291.69
            per $1,000 original principal amount:                                             $5.74

    (g)   Total                                                                       $4,982,207.66

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                           $0.00
           per $1,000 original principal amount:                                              $0.00

    (b)  A-2 Notes:                                                                           $0.00
           per $1,000 original principal amount:                                              $0.00

    (c)  A-3 Notes:                                                                           $0.00
           per $1,000 original principal amount:                                              $0.00

    (d)  A-4 Notes:                                                                     $342,996.82
           per $1,000 original principal amount:                                              $1.82

    (e)  B Notes:                                                                       $133,963.07
           per $1,000 original principal amount:                                              $1.37

    (f)  C Notes:                                                                        $18,900.41
           per $1,000 original principal amount:                                              $0.54

    (g)  Total                                                                          $495,860.30

(3) Pool Balance at the end of the related Collection Period                         $83,473,768.30

(4)  After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                       $0.00
        (ii)  A-1 Note Pool Factor:                                                       0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                       $0.00
        (ii)  A-2 Note Pool Factor:                                                       0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                      ($0.00)
        (ii)  A-3 Note Pool Factor:                                                       0.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                              $59,966,584.25
        (ii)  A-4 Note Pool Factor:                                                       0.3179716

    (e) (i)  outstanding principal amount of B Notes:                                 $4,849,722.13
        (ii)  B Note Pool Factor:                                                         0.0495070

    (f) (i)  outstanding principal amount of C Notes:                                 $3,339,007.47
        (ii)  C Note Pool Factor:                                                         0.0961723

    (g) (i)  Certificate Balance                                                     $15,190,000.00
        (ii)  Certificate Pool Factor:                                                    1.0000000

(5)  Amount of Servicing Fee:                                                                 $0.00
         per $1,000 Beginning of Collection Period:                                      0.00000000

(6)  Amount of Administration Fee:                                                          $166.67
         per $1,000 Beginning of Collection Period:                                      0.00440579

(7)  Aggregate Purchase Amounts for Collection Period:                                        $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                           ($202,153.17)

(9)  Amount in Spread Account:                                                       $17,359,205.00

(10) Amount in Pre-Funding Account:                                                           $0.00

(11) For the Final payment date with respect to the                                              NA
      Funding Period, the Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                                        $0.00

                                  Page 9 of 14


CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO CERTIFICATEHOLDERS

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                             15-Mar-01

(1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                           $0.00
           per $1,000 original principal amount:                                              $0.00

    (b)  A-2 Notes:                                                                           $0.00
           per $1,000 original principal amount:                                              $0.00

    (c)  A-3 Notes:                                                                           $0.00
           per $1,000 original principal amount:                                              $0.00

    (d)  A-4 Notes:                                                                   $4,244,989.82
           per $1,000 original principal amount:                                             $22.51

    (e)  B Notes:                                                                       $537,926.15
           per $1,000 original principal amount:                                              $5.49

    (f)  C Notes:                                                                       $199,291.69
           per $1,000 original principal amount:                                              $5.74

    (g)  Certificates:                                                                        $0.00
           per $1,000 original principal amount:                                              $0.00

    (h)  Total:                                                                         $737,217.84

(2)   Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                           $0.00
           per $1,000 original principal amount:                                              $0.00

    (b)  A-2 Notes:                                                                           $0.00
           per $1,000 original principal amount:                                              $0.00

    (c)  A-3 Notes:                                                                           $0.00
           per $1,000 original principal amount:                                              $0.00

    (d)  A-4 Notes:                                                                     $342,996.82
           per $1,000 original principal amount:                                              $1.82

    (e)  B Notes:                                                                       $133,963.07
           per $1,000 original principal amount:                                              $1.37

    (f)  C Notes:                                                                        $18,900.41
           per $1,000 original principal amount:                                              $0.54

    (g)  Certificates:                                                                   $72,417.54
           per $1,000 original principal amount:                                              $4.77

    (h)  Total:                                                                         $434,314.77

(3)  Pool Balance at end of related Collection Period:                               $83,473,768.30

(4)  After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                       $0.00
        (ii)  A-1 Note Pool Factor:                                                       0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                       $0.00
        (ii)  A-2 Note Pool Factor:                                                       0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                      ($0.00)
        (ii)  A-3 Note Pool Factor:                                                       0.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                              $59,966,584.25
        (ii)  A-4 Note Pool Factor:                                                       0.3179716

    (e) (i)  outstanding principal amount of B Notes:                                 $4,849,722.13
        (ii)  B Note Pool Factor:                                                         0.0495070

    (f) (i)  outstanding principal amount of C Notes:                                 $3,339,007.47
        (ii)  C Note Pool Factor:                                                         0.0961723

    (g) (i)  Certificate Balance                                                     $15,190,000.00
        (ii)  Certificate Pool Factor:                                                    1.0000000

(5)  Amount of Servicing Fee:                                                                 $0.00
         per $1,000 Beginning of Collection Period:                                       0.0000000

(6)  Amount of Administration Fee:                                                          $166.67
         per $1,000 Beginning of Collection Period:                                       0.0044058

(7)  Aggregate Purchase Amounts for Collection Period:                                        $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                           ($202,153.17)

(9)  Amount in Spread Account:                                                       $17,359,205.00

(10) Amount in Pre-Funding Account:                                                           $0.00

(11) For the Final payment date with respect to the
        Funding Period, the Remaining Pre-Funded Amount                          NA

(12) Amount in Negative Carry Account:                                                        $0.00

                                 Page 10 of 14

CASE EQUIPMENT LOAN TRUST 1997-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                             15-Mar-01

(1)  Payment of Administration Fee to Administrator:                                        $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                       $495,860.30

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                             $4,982,207.66

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                         $72,417.54

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                              $0.00

(6)  Payment of Servicing Fee to Servicer:                                                    $0.00

(7)  Deposit to Spread Account                                                                $0.00

(7)  Release to Seller from Excess Collections over Distributions                             $0.00

Check for Error                                                                     NO ERROR
Sum of Above Distributions                                                          $5,550,652.17
Total Distribution Amount plus Releases to Seller                                   $5,550,652.17

                                 Page 11 of 14


CASE EQUIPMENT LOAN TRUST 1997-B
SERVICER'S CERTIFICATE

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                             15-Mar-01
(1)   Total Distribution Amount:                                                      $5,550,652.17

(2)   Administration Fee:                                                                   $166.67

(3)   Noteholders' Interest Distributable Amount applicable to A-1 Notes:                     $0.00

(4)   Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                      $0.00

(5)   Noteholders' Interest Distributable Amount applicable to A-2 Notes:                     $0.00

(6)   Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                      $0.00

(7)   Noteholders' Interest Distributable Amount applicable to A-3 Notes:                     $0.00

(8)   Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                      $0.00

(9)   Noteholders' Interest Distributable Amount applicable to A-4 Notes:               $342,996.82

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                      $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                 $133,963.07

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                        $0.00

(13)  Noteholders' Interest Distributable Amount applicable to C Notes:                  $18,900.41

(14)  Noteholders' Interest Carryover Shortfall applicable to C Notes:                        $0.00

(15)  Offered Noteholders' Interest Distributable Amount                                $495,860.30
        deposited into Note Distribution Account:

(16)  A-1 Noteholders' Monthly Principal Distributable Amount:                                $0.00

(17)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders             0.00%

(18)  A-1 Noteholders' Principal Carryover Shortfall:                                         $0.00

(19)  A-1 Noteholders' Principal Distributable Amount:                                        $0.00

(20)  A-2 Noteholders' Monthly Principal Distributable Amount:                                $0.00

(21)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders             0.00%

(22)  A-2 Noteholders' Principal Carryover Shortfall:                                         $0.00

(23)  A-2 Noteholders' Principal Distributable Amount:                                        $0.00

(24)  A-3 Noteholders' Monthly Principal Distributable Amount:                                $0.00

(25)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders             0.00%

(26)  A-3 Noteholders' Principal Carryover Shortfall:                                         $0.00

(27)  A-3 Noteholders' Principal Distributable Amount:                                        $0.00

(28)  A-4 Noteholders' Monthly Principal Distributable Amount:                        $4,244,989.82

(29)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders            95.52%

(30)  A-4 Noteholders' Principal Carryover Shortfall:                                         $0.00

(31)  A-4 Noteholders' Principal Distributable Amount:                                $4,244,989.82

(32)  B Noteholders' Monthly Principal Distributable Amount:                            $537,926.15

(33)  % of Floating Rate Principal Distribution Amount applicable to B Noteholders          100.00%

(34)  B Noteholders' Principal Carryover Shortfall:                                           $0.00

(35)  B Noteholders' Principal Distributable Amount:                                    $537,926.15

(36)  C Noteholders' Monthly Principal Distributable Amount:                            $199,291.69

(37)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable
        to C Noteholder                                                                       4.00%

(38)  C Noteholders' Principal Carryover Shortfall:                                           $0.00

(39)  C Noteholders' Principal Distributable Amount:                                    $199,291.69

(40)  Noteholders' Principal Distribution Amount:                                     $4,982,207.66

(41)  Noteholders' Distributable Amount:                                              $5,478,067.96


(42)  Deposit to Spread Account (from excess collections):                              $182,207.28

(43)  Specified Spread Account Balance (after all distributions and adjustments):    $17,359,205.00
      The Lesser of:

         (a) 2.00% of the Initial Pool Balance                                       $17,359,205.00

         (b) the Note Balance                                                        $68,155,313.85

(44) Spread Account Balance over the Specified Spread Account Balance:                        $0.00

(45) Class B Net Funds Cap Carryover Amount paid from Excess                            $109,789.74

                                 Page 12 of 14


(46)  Ending Class B Net Funds Cap Carryover Amount                                           $0.00

(47)  Certificateholders' Interest Distributable Amount:                                 $72,417.54

(48)  Certificateholders' Interest Carryover Shortfall:                               $1,279,151.18

(49)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable
        to Certificat holders                                                                 0.00%

(50)  Certificateholders' Principal Distributable Amount applicable to current period         $0.00

(51)  Certificateholders' Principal Carryover Shortfall:                                      $0.00

(52)  Certificateholders' Principal Distributable Amount:                                     $0.00

(53)  Certificateholders' Distributable Amount:                                          $72,417.54

(54)  Servicing Fee:                                                                          $0.00

(55)  Excess Amounts Distributed To Seller:
      (a) Release of Remaining Fixed and Floating Rate Excess Distributions                   $0.00
      (b) Release of Excess Amount in Negative Carry Account                                  $0.00


(56)  Amount to be withdrawn from the Spread Account and deposited
           into the Note Distribution Account                                                 $0.00

(57)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                   $88,455,975.96

(58)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                        $0.00
           A-1 Note Pool Factor:                                                          0.0000000

           Outstanding Principal Balance of A-2 Notes:                                        $0.00
           A-2 Note Pool Factor:                                                          0.0000000

           Outstanding Principal Balance of A-3 Notes:                                       ($0.00)
           A-3 Note Pool Factor:                                                          0.0000000

           Outstanding Principal Balance of A-4 Notes:                               $59,966,584.25
           A-4 Note Pool Factor:                                                          0.3179716

           Outstanding Principal Balance of B Notes:                                  $4,849,722.13
           B Note Pool Factor:                                                            0.0495070

           Outstanding Principal Balance of C Notes:                                  $3,339,007.47
           C Note Pool Factor:                                                            0.0961723

           Outstanding Principal Balance of the Certificates:                        $15,190,000.00
           Certificate Pool Factor:                                                       1.0000000

(59)  Aggregate Purchase Amounts for related Collection Period:                               $0.00

(60)  Aggregate Amount of Realized Losses for the related Collection Period:           ($202,153.17)

(61)  Spread Account Balance after giving effect to all distributions:               $17,359,205.00




                                 Page 13 of 14


Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust 1997-B

Dear Bruce:

Per our agreement at closing, the following information regarding the Case
Equipment Loan Trust 1997-B is provided to Moody's for the following collection period.

          Pool Balance on                                                                 06-Feb-01
                                                                                     $88,455,975.96

          Pool Balance on                                                                 05-Mar-01
                                                                                     $83,473,768.30

          Realized Losses during collection period:                                    ($202,153.17)

          Aggregate Scheduled Payments delinquent by more
          than 60 days at the end of collection period:                               $2,141,616.33

          Aggregate Contract Value of all Receivables as to which the related
          Financed Equipment has been repossessed but in which the Receivable
          has not been liquidated at the end of the collection period:                $1,346,072.81

Total Collections During the Collection Period:                                       $5,550,652.17



Sincerely,




Ralph Than
Case Credit Corporation

CASE EQUIPMENT LOAN TRUST 1998-A

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Prepared by  Suzhen Ruan  (262) 636-7381

                                ----------------------------------------------------------------------------------------------
NPV Data Input Section                  05-Mar-01          05-Mar-01           05-Mar-01           05-Mar-01         05-Mar-01
Scheduled cash flows as of      ----------------------------------------------------------------------------------------------
the indicated cutoff date                  Pool 1             Pool 2              Pool 3              Pool 4            Pool 5
Row 0 is total delinquent amount     3,611,009.06       2,155,984.03        4,884,393.79        1,699,545.74          7,822.67
valued without discounting           1,425,578.64         603,118.29          965,885.51        2,242,090.57          5,807.75
                                     1,182,777.85         611,090.20          596,224.08          437,576.29         12,743.55
                                     1,210,345.86         517,709.52          589,825.54          413,497.15          2,319.53
                                     1,276,726.66         632,632.58          672,137.51          503,090.91          2,319.53
                                     1,417,393.23         671,124.52          652,390.65          467,938.28          2,319.53
                                     1,687,865.91         571,431.62          819,711.05          587,026.37          2,319.53
                                     1,388,155.14         526,209.48          595,251.23          473,053.00          2,319.53
                                     2,697,250.51         580,582.60          610,799.75          443,563.15          2,319.53
                                     6,495,233.00         875,034.66          911,382.96          500,566.26          2,319.53
                                     4,496,651.83       2,310,182.78          781,456.25          530,548.07          2,319.53
                                       844,409.38       2,475,851.46        1,840,479.13          410,684.40          2,319.53
                                       552,181.49         379,548.59        3,121,234.29        1,190,945.60          2,319.53
                                       624,284.78         265,287.20          624,101.46        1,789,184.06          2,319.62
                                       571,600.39         192,517.78          212,742.57          170,310.35         12,138.58
                                       526,759.20         204,441.55          229,825.94          152,843.11          1,714.56
                                       523,568.57         240,941.80          237,850.95          190,885.68          1,714.56
                                       682,788.55         250,930.95          225,908.93          180,332.51          1,714.56
                                       943,930.84         246,821.23          310,526.06          258,824.66          1,714.56
                                       724,146.33         190,533.04          217,361.96          167,865.40          1,714.56
                                     1,566,107.12         184,980.89          229,363.78          108,876.38          1,714.56
                                     4,614,848.95         451,513.88          364,315.93          199,972.92          1,714.56
                                     3,025,496.93       1,491,923.16          410,099.90          234,905.69          1,714.56
                                       389,255.46       1,347,578.35        1,176,027.56          133,440.94          1,714.56
                                       104,275.02         197,476.35        2,132,278.97          739,445.10          1,714.56
                                       181,691.35         114,506.80          264,126.22        1,009,654.85          1,714.56
                                        65,747.88          15,196.11           19,072.02           38,206.49         12,138.58
                                        22,539.70          14,336.12           39,510.50            4,840.12              0.00
                                        55,145.61          37,254.10           22,495.57           46,371.64              0.00
                                        51,594.71           7,144.08           11,780.62            8,787.99              0.00
                                        77,104.33          30,411.24           16,161.84           45,556.94              0.00
                                        13,593.56          36,575.33           16,795.55           24,297.44              0.00
                                       177,462.18          26,562.62           29,858.29           21,604.84              0.00
                                       207,609.57          38,513.79           23,920.99            1,253.18              0.00
                                        21,414.75         281,999.71                0.00           13,253.17              0.00
                                        15,350.62          27,835.13          178,420.18           11,592.19              0.00
                                             0.00               0.00           12,041.78          158,731.22              0.00
                                         9,000.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                        39,092.90               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00
                                             0.00               0.00                0.00                0.00              0.00


Total Time Balance of
Scheduled Cash Flows                43,519,987.86      18,805,781.54       24,045,759.31       15,611,162.66         95,026.21


CASE EQUIPMENT LOAN TRUST 1998-A

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005


Prepared by  Suzhen Ruan  (262) 636-7381
Scheduled Payment Date                                                                                    15-Mar-01
Actual Payment Date                                                                                       15-Mar-01
Collection Period Begin Date                                                                              06-Feb-01
Collection Period End Date                                                                                05-Mar-01
Days in accrual period (30/360)                                                                                  30
Days in accrual period (ACT/360)                                                                                 28

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                          $10,592,172.22

Warranty Repurchases

    Contracts deferred beyond Final Scheduled Maturity Date                                                   $0.00
    Government obligors                                                                                       $0.00
          Total Warranty Repurchases                                                                          $0.00

Total Collections For The Period                                                                     $10,592,172.22

     Pool Balance (Beg. of Collection Period)                                                       $104,495,256.73
     Pool Balance (End of Collection Period)                                                         $94,514,732.86

Total Collection                                                                                     $10,592,172.22
Negative Carry Withdrawls                                                                                     $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                                   $90,555.89
Pre-Funding Account Reinvestment Income                                                                       $0.00

     Total Distribution Amount                                                                       $10,682,728.11

MISCELLANEOUS DATA

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                           $4,249,640.21
    Scheduled Amounts 60 days or more past due                                                        $1,797,893.40
    Net Losses on Liquidated Receivables                                                                 ($8,270.20)
    Number of Loans at Beginning of Period                                                                    6,697
    Number of Loans at End of Period                                                                          6,019
    Repossessed Equipment not Sold or Reassigned (Beginning)                                          $1,497,959.16
    Repossessed Equipment not Sold or Reassigned (End)                                                $1,185,918.00

    Pre-Funding Account Reinvestment Income                                                                   $0.00


CASE EQUIPMENT LOAN TRUST 1998-A

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005


Actual Payment Date                                                                                       15-Mar-01
Collection Period Begin Date                                                                              06-Feb-01
Collection Period End Date                                                                                05-Mar-01

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                             $104,495,256.73
     A-1 Note Beginning Principal Balance                                                                     $0.00
     A-2 Note Beginning Principal Balance                                                                     $0.00
     A-3 Note Beginning Principal Balance                                                                     $0.00
     A-4 Note Beginning Principal Balance                                                            $89,377,446.46
     B Note Beginning Principal Balance                                                               $4,179,810.27
     Certificate Beginning Principal Balance                                                         $10,938,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                    $94,514,732.86
     A-1 Note Principal Balance (End of Period)                                                               $0.00
                                                 A-1 Note Pool Factor (End of Period)                     0.0000000
     A-2 Note Principal Balance (End of Period)                                                               $0.00
                                                 A-2 Note Pool Factor (End of Period)                     0.0000000
     A-3 Note Principal Balance (End of Period)                                                               $0.00
                                                 A-3 Note Pool Factor (End of Period)                     0.0000000
     A-4 Note Principal Balance (End of Period)                                                      $79,796,143.55
                                                 A-4 Note Pool Factor (End of Period)                     0.4422088
     B Note Principal Balance (End of Period)                                                         $3,780,589.31
                                                 B Note Pool Factor (End of Period)                       0.1512236
     Certificate Principal Balance (End of Period)                                                   $10,938,000.00
                                                 Certificate Pool Factor (End of Period)                  1.0000000

COLLATERAL VALUE DECLINE                                                                              $9,980,523.87
     Pool Balance (Beg. of Collection Period)                                                       $104,495,256.73
     Pool Balance (End of Collection Period)                                                         $94,514,732.86

Total Distribution Amount (TDA)                                                                      $10,682,728.11
     Total Collections and Investment Income for the Period                                          $10,682,728.11
     Negative Carry Withdrawls                                                                                $0.00

Principal Distribution Amount  (PDA)                                                                  $9,980,523.87

Principal Allocation to Notes and Certificates                                                        $9,980,523.87
     A-1 Noteholders' Principal Distributable Amount                                                          $0.00
     A-2 Noteholders' Principal Distributable Amount                                                          $0.00
     A-3 Noteholders' Principal Distributable Amount                                                          $0.00
     A-4 Noteholders' Principal Distributable Amount                                                  $9,581,302.92
     B Noteholders' Principal Distributable Amount                                                      $399,220.95
     Certificateholders' Principal Distributable Amount                                                       $0.00

Interest Distributable Amount                                                                           $509,058.59
     Noteholders' Interest Distributable Amount applicable to A-1 Notes                                       $0.00
     Noteholders' Interest Distributable Amount applicable to A-2 Notes                                       $0.00
     Noteholders' Interest Distributable Amount applicable to A-3 Notes                                       $0.00
     Noteholders' Interest Distributable Amount applicable to A-4 Notes                                 $434,225.43
     Noteholders' Interest Distributable Amount applicable to B Notes                                    $20,690.06
     Certificateholders' Interest Distributable Amount                                                   $54,143.10

Spread Account
     Beginning Spread Account Balance                                                                $12,499,977.37
     Deposit to Spread Account from Pre-Funding Account                                                       $0.00
     Deposit to Spread Account from Excess Collections over Distributions                               $247,122.08
     Distribution from Spread Account for Interest / Principal Shortfall                                      $0.00

     Specified Spread Account Balance                                                                $12,499,977.37
     Ending Spread Account Balance (after distributions)                                             $12,499,977.37

Credit Enhancement                                                                                            13.23%
     Spread account % of Ending Pool Balance                                                                  13.23%
     Overcollateralization % of Ending Pool Balance                                                            0.00%

Scheduled Amounts 30 - 59 days past due                                                               $4,249,640.21
                                                 as % of Ending Pool Balance                                   4.50%
Scheduled Amounts 60 days or more past due                                                            $1,797,893.40
                                                 as % of Ending Pool Balance                                   1.90%
Net Losses on Liquidated Receivables                                                                     ($8,270.20)
                                                 as % of Ending Pool Balance                                  -0.01%




PART III -- SERVICING CALCULATIONS               15-Mar-01

1.  SOURCES AND USES OF
    COLLECTION ACCOUNT BALANCE                      Pool 1             Pool 2            Pool 3           Pool 4         Pool 5


Wtd. Avg. APR                                        8.758%             8.597%            8.491%           9.174%         9.428%
Contract Value
  (Beg. of Collection Period),
  by origination pool                       $42,999,924.38     $20,068,285.96    $25,994,371.96   $15,343,972.66     $88,701.77
Contract Value
  (End of Collection Period),
  by origination pool                       $40,159,159.13     $17,390,843.26    $22,402,889.46   $14,474,821.22     $87,019.79
                                           ---------------    ---------------   ---------------  ---------------    -----------
Contract Value Decline                       $2,840,765.25      $2,677,442.70     $3,591,482.50      $869,151.44      $1,681.98
                                                      6.61%             13.34%            13.82%            5.66%          1.90%
Initial Pool Balance                       $624,998,868.47
Pool Balance
  (End of Collection Period)                $94,514,732.86

Collections and Investment
  Income for the period                     $10,682,728.11
Negative Carry Withdrawls                            $0.00

Total Distribution Amount (TDA)             $10,682,728.11
Principal Distribution Amount  (PDA)         $9,980,523.87

Initial B Percentage                                 4.000%
Unscheduled Principal (per pool)                     $0.00              $0.00             $0.00            $0.00          $0.00
Total Unscheduled Principal                          $0.00

2.  CALCULATION OF
  DISTRIBUTABLE AMOUNTS

A-1 Note Beginning
  Principal Balance                                  $0.00
A-1 Noteholders'
  Principal Carryover
  Shortfall (Previous Period)                        $0.00
A-1 Noteholders' Share of
  the Principal Distribution Amount                   0.00%
Preliminary A-1 Noteholders'
  Principa; Distributable Amount                     $0.00
One-Time Excess Prefunding
  Account Payment                                    $0.00
A-1 Noteholders' Principal
  Distributable Amount                               $0.00

Principal Distribution
  Amount Remaining                           $9,980,523.87

A-2 Note Beginning
  Principal Balance                                  $0.00
A-2 Noteholders'
  Principal Carryover
  Shortfall (Previous Period)                        $0.00
A-2 Noteholders'
  Share of the Principal
  Distribution Amount                                 0.00%
A-2 Noteholders'
  Principal Distributable
  Amount                                             $0.00

Principal Distribution
  Amount Remaining                           $9,980,523.87

A-3 Note Beginning
  Principal Balance                                  $0.00
A-3 Noteholders'
  Principal Carryover
  Shortfall (Previous Period)                        $0.00
A-3 Noteholders' Share
  of the Principal
  Distribution Amount                                 0.00%
A-3 Noteholders'
  Principal Distributable
  Amount                                             $0.00

Principal Distribution
  Amount Remaining                           $9,980,523.87

A-4 Note Beginning
  Principal Balance                         $89,377,446.46
A-4 Noteholders'
  Principal Carryover
  Shortfall (Previous Period)                        $0.00
A-4 Noteholders'
  Share of the
  Principal Distribution
  Amount                                             96.00%
A-4 Noteholders'
  Principal Distributable
  Amount                                     $9,581,302.92

Principal Distribution
  Amount Remaining                             $399,220.95

B Note Beginning
  Principal Balance                          $4,179,810.27
B Noteholders' Principal
  Carryover Shortfall
  (Previous Period)                                  $0.00
B Noteholders' Share of
  the Principal
  Distribution Amount                                 4.00%
B Noteholders' Principal
  Distributable Amount                         $399,220.95

Principal Distribution
  Amount Remaining                           $9,581,302.92

Certificate Beginning
  Principal Balance                         $10,938,000.00
Certificateholders'
  Principal Carryover
  Shortfall (Previous Period)                        $0.00
Certificateholders'
  Share of the Principal
  Distribution Amount                                 0.00%
Certificateholders'
  Principal Distributable
  Amount                                             $0.00

Interest Accrued on
  Class A-1 Notes
  this period                                        $0.00
Noteholders' Interest
  Carryover Shortfall
  (Previous Period)
  applicable to A-1 Notes                            $0.00
Interest Due (in Arrears)
  on above Shortfall                                 $0.00
Noteholders' Interest
  Distributable Amount
  applicable to A-1 Notes                            $0.00

Interest Accrued on
  Class A-2 Notes
  this period                                        $0.00
Noteholders' Interest
  Carryover Shortfall
  (Previous Period)
  applicable to A-2 Notes                            $0.00
Interest Due (in Arrears)
  on above Shortfall                                 $0.00
Noteholders' Interest
  Distributable Amount
  applicable to A-2 Notes                            $0.00

Interest Accrued on
  Class A-3 Notes this
  period                                             $0.00
Noteholders' Interest
  Carryover Shortfall
  (Previous Period)
  applicable to A-3 Notes                            $0.00
Interest Due (in Arrears)
  on above Shortfall                                 $0.00
Noteholders' Interest
  Distributable Amount
  applicable to A-3 Notes                            $0.00

Interest Accrued on Class
  A-4 Notes this period                        $434,225.43
Noteholders' Interest
  Carryover Shortfall
  (Previous Period) applicable
  to A-4 Notes                                       $0.00
Interest Due (in Arrears)
  on above Shortfall                                 $0.00
Noteholders' Interest
  Distributable Amount
  applicable to A-4 Notes                      $434,225.43

Interest Accrued on Class
  A-1, A-2, A-3 and A-4
  Notes this period                            $434,225.43
Offered Noteholders'
  Interest Carryover
  Shortfall (Previous Period)                        $0.00
Interest Due (in Arrears)
  on above Shortfall                                 $0.00
Offered Noteholders'
  Interest Distributable
  Amount                                       $434,225.43

Interest Accrued on
  Class B Notes this
  period                                        $20,690.06
Noteholders' Interest
  Carryover Shortfall
  (Previous Period)
  applicable to B Notes                              $0.00
Interest Due (in Arrears)
  on above Shortfall                                 $0.00
Noteholders' Interest
  Distributable Amount
  applicable to B Notes                         $20,690.06

Interest Accrued on
  Certificates this period                      $54,143.10
Certificateholders'
  Interest Carryover
  Shortfall (Previous
  Period)                                            $0.00
Interest Due (in
  Arrears) on Above
  Shortfall                                          $0.00
Certificateholders'
  Interest Distributable
  Amount                                        $54,143.10




3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution
   Amount (TDA)                             $10,682,728.11

Administration Fee
  Shortfall (Previous Period)                        $0.00
Administration Fee
  Accrued during this Period                       $166.67
Administration Fee
  Paid this Period from TDA                        $166.67
Administration Fee
  Shortfall                                          $0.00

Total Distribution
  Amount Remaining                          $10,682,561.44

Noteholders' Interest
  Carryover Shortfall
  (Previous Period)
  applicable to A-1 Notes                            $0.00
Interest Due (in Arrears)
  on above Shortfall                                 $0.00
Interest Accrued on
  Class A-1 Notes this period                        $0.00
Noteholders' Interest
  applicable to A-1 Notes
  Paid this Period from TDA                          $0.00
Preliminary Noteholders'
  Interest Carryover Shortfall
  (Current Period) applicable
  to A-1 Notes                                       $0.00

Noteholders' Interest Carryover
  Shortfall (Previous Period)
  applicable to A-2 Notes                            $0.00
Interest Due (in Arrears)
  on above Shortfall                                 $0.00
Interest Accrued on Class
  A-2 Notes this period                              $0.00
Noteholders' Interest applicable
  to A-2 Notes Paid this
  Period from TDA                                    $0.00
Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period)
  applicable to A-2 Notes                            $0.00

Noteholders' Interest Carryover
  Shortfall (Previous Period)
  applicable to A-3 Notes                            $0.00
Interest Due (in Arrears)
  on above Shortfall                                 $0.00
Interest Accrued on Class
  A-3 Notes this period                              $0.00
Noteholders' Interest applicable to
  A-3 Notes Paid this Period from TDA                $0.00
Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period)
  applicable to A-3 Notes                            $0.00

Noteholders' Interest Carryover
  Shortfall (Previous Period)
  applicable to A-4 Notes                            $0.00
Interest Due (in Arrears) on above
  Shortfall                                          $0.00
Interest Accrued on Class A-4
  Notes this period                            $434,225.43
Noteholders' Interest applicable
  to A-4 Notes Paid this Period
  from TDA                                     $434,225.43
Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period)
  applicable to A-4 Notes                            $0.00

Offered Noteholders' Interest
  Carryover Shortfall (Previous Period)              $0.00
Interest Due (in Arrears) on
  above Shortfall                                    $0.00
Interest Accrued on Class
  A-1, A-2, A-3 and A-4
  Notes this period                            $434,225.43
Offered Noteholders' Interest
  Paid this Period from TDA                    $434,225.43
Preliminary A Noteholders'
  Interest Carryover Shortfall
  (Current Period)                                   $0.00

Total A Noteholders' Principal
  Carryover Shortfall                                $0.00

Total Distribution Amount
  Remaining                                 $10,248,336.01

Noteholders' Interest Carryover
  Shortfall (Previous Period)
  applicable to B Notes                              $0.00
Interest Due (in Arrears) on
  above Shortfall                                    $0.00
Interest Accrued on B Notes
  this period                                   $20,690.06
Noteholders' Interest applicable
to B Notes Paid this Period from TDA            $20,690.06
Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period)
  applicable to B Notes                              $0.00

Total Distribution
  Amount Remaining                          $10,227,645.95

A-1 Noteholders' Principal
  Carryover Shortfall (Previous Period)              $0.00
A-1 Noteholders' Monthly
  Principal Distributable Amount                     $0.00
A-1 Noteholders' Principal
  Distributable Amount Paid from TDA                 $0.00
Preliminary A-1 Noteholders'
  Principal Carryover Shortfall
  (Current Period)                                   $0.00

Total Distribution Amount
  Remaining                                 $10,227,645.95

A-2 Noteholders' Principal
  Carryover Shortfall (Previous Period)              $0.00
A-2 Noteholders' Monthly
  Principal Distributable Amount                     $0.00
A-2 Noteholders' Principal
  Distributable Amount Paid from TDA                 $0.00
Preliminary A-2 Noteholders'
  Principal Carryover Shortfall
  (Current Period)                                   $0.00

Total Distribution
  Amount Remaining                          $10,227,645.95

A-3 Noteholders' Principal
  Carryover Shortfall (Previous Period)              $0.00
A-3 Noteholders' Monthly
  Principal Distributable Amount                     $0.00
A-3 Noteholders' Principal
  Distributable Amount Paid from TDA                 $0.00
Preliminary A-3 Noteholders'
  Principal Carryover Shortfall
  (Current Period)                                   $0.00

Total Distribution Amount
  Remaining                                 $10,227,645.95

A-4 Noteholders' Principal
  Carryover Shortfall (Previous Period)              $0.00
A-4 Noteholders' Monthly
  Principal Distributable Amount             $9,581,302.92
A-4 Noteholders' Principal
  Distributable Amount Paid from TDA         $9,581,302.92
Preliminary A-4 Noteholders'
  Principal Carryover Shortfall
  (Current Period)                                   $0.00

Total Distribution
  Amount Remaining                             $646,343.04

B Noteholders' Principal
  Carryover Shortfall (Previous Period)              $0.00
B Noteholders' Monthly
  Principal Distributable Amount               $399,220.95
B Noteholders' Principal
  Distributable Amount Paid from TDA           $399,220.95
Preliminary B Noteholders'
  Principal Carryover Shortfall
  (Current Period)                                   $0.00

Total Excess Distribution
  Amount Remaining                             $247,122.08




4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding
  Account Balance                                    $0.00

New Collateral Purchased                             $0.00
Deposit to Spread Account                            $0.00
                                                     -----
Payment to Seller                                    $0.00
Payment to Class A-1 after Funding is Complete       $0.00

Ending Pre-Funding Account Balance                   $0.00

Excess Pre-Funded Amount/(Payment to Sellers)        $0.00

Adjusted Ending Pre-Funding Account Balance          $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance             $0.00
Negative Carry                                    3.209816%
Number of Days Remaining                            0 days

Pre-Funded Percentage                                0.000%
Negative Carry Withdrawls                            $0.00
Cumulative Negative Carry Withdrawls         $4,595,626.41
Maximum Negative Carry Amount                        $0.00
Required Negative Carry Account Balance              $0.00
Interim Ending Negative Carry Account Balance        $0.00
Negative Carry Amount Released to Seller             $0.00

Ending Negative Carry Account Balance                $0.00




6.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                                $12,499,977.37
Deposit to Spread Account from
  Pre-Funding Account                                                                                    $0.00
Deposit to Spread Account from
  Excess Collections over Distributions                                                            $247,122.08

Distribution from Spread
  Account to Noteholders' Distr. Account                                                                 $0.00
Adj to Preliminary Noteholders'
  Interest Carryover Shortfall
  (Current Period) applicable to A-1 Notes                                                               $0.00
Adj to Preliminary Noteholders'
  Interest Carryover Shortfall
  (Current Period) applicable to A-2 Notes                                                               $0.00
Adj to Preliminary Noteholders'
  Interest Carryover Shortfall
  (Current Period) applicable to A-3 Notes                                                               $0.00
Adj to Preliminary Noteholders'
  Interest Carryover Shortfall
  (Current Period) applicable to A-4 Notes                                                               $0.00

Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes      $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00

Preliminary Spread Account Balance Remaining                                                    $12,747,099.45

Cumulative Realized Losses since 31-January-98 (Cut-off Date)                                    $9,316,969.07
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                               NO
12*(Realized Losses during Collection Period )+ Repos at end of Collection Period                $1,086,675.60
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                      NO
60 day or > Delinquent Scheduled Amounts                                                         $1,797,893.40
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                           NO
Are any of the three conditions "YES"?                                                  NO


     Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

     As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.

  Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit
that should have been charged to the trust was:                                                   $ 360,728.75

  If the monthly servicer reports for the trust were restated, the cumulative loss test would would still have been met as indicated below:

Restated Cumulative Realized Losses:                                                              9,677,697.82
Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                     NO


Preliminary A-1 Note Principal Balance (End of Period)                                                   $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                   $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                                   $0.00
Preliminary A-4 Note Principal Balance (End of Period)                                          $79,796,143.55
Preliminary B Note Principal Balance (End of Period)                                             $3,780,589.31
Preliminary Total Principal Balance of Notes  (End of Period)                                   $83,576,732.86

Specified Spread Account Balance                                                                 12,499,977.37
   Lesser of:
      (a) 2.00% of the Initial Pool Balance                                                      12,499,977.37

      (b) the Note Balance                                                                       83,576,732.86

Preliminary Spread Account Balance Remaining                                                    $12,747,099.45
Preliminary Excess Amount in Spread Account                                                        $247,122.08
Preliminary Shortfall Amount in Spread Account                                                           $0.00

Deposit to Spread Account from Remaing Excess Distribution                                               $0.00

Spread Account Excess                                                                              $247,122.08

Ending Spread Account Balance (after distributions)                                             $12,499,977.37
Net Change in Spread Account Balance                                                                     $0.00

Total Excess Distribution Amount Remaining                                                         $247,122.08

Certificateholders' Interest Carryover Shortfall (Previous Period)                                       $0.00
Interest Due (in Arrears) on Above Shortfall                                                             $0.00
Interest Accrued on Certificates this period                                                        $54,143.10
Certificateholders' Interest Paid from Excess Distribution                                          $54,143.10
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                            $0.00

Total Excess Distribution Amount Remaining                                                         $192,978.98

Certificateholders' Principal Carryover Shortfall (Previous Period)                                      $0.00
Certificateholders' Principal Distributable Amount applicable to current period                          $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution  $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                           $0.00

Total Excess Distribution Amount Remaining                                                         $192,978.98

Servicing Fee Shortfall (Previous Period)                                                        $1,179,897.48




Servicing Fees Accrued during this Period                                                           $87,079.38
Adjustment to Servicing Fee                                                                              $0.00
Adjustment to Excess Distribution Amount Remaining                                                      ($0.00)
Servicing Fees Paid this Period from Excess Distribution                                           $192,978.98
Servicing Fee Shortfall                                                                          $1,073,997.88

Total Excess Distribution Amount Remaining                                                               $0.00

7.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                       $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                         $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                       $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                      $0.00

A-1 Note Principal Balance (End of Period)                                                               $0.00
A-2 Note Principal Balance (End of Period)                                                               $0.00
A-3 Note Principal Balance (End of Period)                                                               $0.00
A-4 Note Principal Balance (End of Period)                                                      $79,796,143.55
B Note Principal Balance (End of Period)                                                         $3,780,589.31
Certificate Principal Balance (End of Period)                                                   $10,938,000.00
Total Principal Balance of Notes and Certificates (End of Period)                               $94,514,732.86

A-1 Note Pool Factor (End of Period)                                                                 0.0000000
A-2 Note Pool Factor (End of Period)                                                                 0.0000000
A-3 Note Pool Factor (End of Period)                                                                 0.0000000
A-4 Note Pool Factor (End of Period)                                                                 0.4422088
B Note Pool Factor (End of Period)                                                                   0.1512236
Certificate Pool Factor (End of Period)                                                              1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                               0.1512236

Specified Spread Account Balance (after all distributions and adjustments)                      $12,499,977.37



CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO NOTEHOLDERS

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                    15-Mar-01

(1) Amount of principal being paid on the Notes:

     (a)  A-1 Notes:                                                                                                 $0.00
            per $1,000 original principal amount:                                                                    $0.00

     (b)  A-2 Notes:                                                                                                 $0.00
            per $1,000 original principal amount:                                                                    $0.00

     (c)  A-3 Notes:                                                                                                 $0.00
            per $1,000 original principal amount:                                                                    $0.00

     (d)  A-4 Notes:                                                                                         $9,581,302.92
            per $1,000 original principal amount:                                                                   $53.10

     (e)  B Notes:                                                                                             $399,220.95
            per $1,000 original principal amount:                                                                   $15.97

     (f)  Total                                                                                              $9,980,523.87

(2) Interest on the Notes

     (a)  A-1 Notes:                                                                                                 $0.00
            per $1,000 original principal amount:                                                                    $0.00

     (b)   A-2 Notes:                                                                                                $0.00
            per $1,000 original principal amount:                                                                    $0.00

     (c)  A-3 Notes:                                                                                                 $0.00
            per $1,000 original principal amount:                                                                    $0.00

     (d)  A-4 Notes:                                                                                           $434,225.43
            per $1,000 original principal amount:                                                                    $2.41

     (e)  B Notes:                                                                                              $20,690.06
            per $1,000 original principal amount:                                                                    $0.83

     (f)   Total                                                                                               $454,915.49

(3) Pool Balance at the end of the related Collection Period                                                $94,514,732.86

(4) After giving effect to distributions on current Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                                                             $0.00
         (ii)  A-1 Note Pool Factor:                                                                             0.0000000

     (b) (i)  outstanding principal amount of A-2 Notes:                                                             $0.00
         (ii)  A-2 Note Pool Factor:                                                                             0.0000000

     (c) (i)  outstanding principal amount of A-3 Notes:                                                             $0.00
         (ii)  A-3 Note Pool Factor:                                                                             0.0000000

     (d) (i)  outstanding principal amount of A-4 Notes:                                                    $79,796,143.55
         (ii)  A-4 Note Pool Factor:                                                                             0.4422088

     (e) (i)  outstanding principal amount of B Notes:                                                       $3,780,589.31
         (ii)  B Note Pool Factor:                                                                               0.1512236

     (f) (i)  Certificate Balance                                                                           $10,938,000.00
         (ii)  Certificate Pool Factor:                                                                          1.0000000

(5) Amount of Servicing Fee:                                                                                   $192,978.98
          per $1,000 Beginning of Collection Period:                                                            4.48789123

(6) Amount of Administration Fee:                                                                                  $166.67
          per $1,000 Beginning of Collection Period:                                                            0.00387598

(7) Aggregate Purchase Amounts for Collection Period:                                                                $0.00

(8) Aggregate amount of Realized Losses for the
          Collection Period:                                                                                    ($8,270.20)

(9) Amount in Spread Account:                                                                               $12,499,977.37

(10) Amount in Pre-Funding Account:                                                                                  $0.00

(11) For the Final payment date with respect to the Funding Period, the                                                 NA
       Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                                                               $0.00




CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO CERTIFICATEHOLDERS

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                                                 15-Mar-01

(1)  Amount of principal being paid or distributed:

     (a)  A-1 Notes:                                                                              $0.00
            per $1,000 original principal amount:                                                 $0.00

     (b)  A-2 Notes:                                                                              $0.00
            per $1,000 original principal amount:                                                 $0.00

     (c)  A-3 Notes:                                                                              $0.00
            per $1,000 original principal amount:                                                 $0.00

     (d)  A-4 Notes:                                                                      $9,581,302.92
            per $1,000 original principal amount:                                                $53.10

     (e)  B Notes:                                                                          $399,220.95
            per $1,000 original principal amount:                                                $15.97

     (f)  Certificates:                                                                           $0.00
            per $1,000 original principal amount:                                                 $0.00

     (g)  Total:                                                                            $399,220.95

(2)   Amount of interest being paid or distributed:

     (a)  A-1 Notes:                                                                              $0.00
            per $1,000 original principal amount:                                                 $0.00

     (b)  A-2 Notes:                                                                              $0.00
            per $1,000 original principal amount:                                                 $0.00

     (c)  A-3 Notes:                                                                              $0.00
            per $1,000 original principal amount:                                                 $0.00

     (d)  A-4 Notes:                                                                        $434,225.43
            per $1,000 original principal amount:                                                 $2.41

     (e)  B Notes:                                                                           $20,690.06
            per $1,000 original principal amount:                                                 $0.83

     (f)  Certificates:                                                                      $54,143.10
            per $1,000 original principal amount:                                                 $4.95

     (g)  Total:                                                                            $509,058.59

(3)  Pool Balance at end of related Collection Period:                                   $94,514,732.86

(4)  After giving effect to distributions on this Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                                          $0.00
         (ii)  A-1 Note Pool Factor:                                                          0.0000000

     (b) (i)  outstanding principal amount of A-2 Notes:                                          $0.00
         (ii)  A-2 Note Pool Factor:                                                          0.0000000

     (c) (i)  outstanding principal amount of A-3 Notes:                                          $0.00
         (ii)  A-3 Note Pool Factor:                                                          0.0000000

     (d) (i)  outstanding principal amount of A-4 Notes:                                 $79,796,143.55
         (ii)  A-4 Note Pool Factor:                                                          0.4422088

     (e) (i)  outstanding principal amount of B Notes:                                    $3,780,589.31
         (ii)  C Note Pool Factor:                                                            0.1512236

     (f) (i)  Certificate Balance                                                        $10,938,000.00
         (ii)  Certificate Pool Factor:                                                       1.0000000

(5)  Amount of Servicing Fee:                                                               $192,978.98
          per $1,000 Beginning of Collection Period:                                          4.4878912

(6)  Amount of Administration Fee:                                                              $166.67
          per $1,000 Beginning of Collection Period:                                          0.0038760

(7)  Aggregate Purchase Amounts for Collection Period:                                            $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                 ($8,270.20)

(9)  Amount in Spread Account:                                                           $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                              $0.00

(11)  For the Final payment date with respect to the Funding Period, the                             NA
        Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                           $0.00


CASE EQUIPMENT LOAN TRUST 1998-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE




$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                                                            15-Mar-01

(1)  Payment of Administration Fee to Administrator:                                                       $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                      $454,915.49

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                            $9,980,523.87

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                        $54,143.10

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                             $0.00

(6)  Payment of Servicing Fee to Servicer:                                                             $192,978.98

(7)  Release to Seller from Excess Collections over Distributions                                            $0.00

Check for Error                                                                           NO ERROR
Sum of Above Distributions                                                                $10,682,728.11
Total Distribution Amount plus Releases to Seller less Spread Replenishment               $10,682,728.11




CASE EQUIPMENT LOAN TRUST 1998-A
SERVICER'S CERTIFICATE

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                                                                           15-Mar-01
(1)  Total Distribution Amount:                                                                                    $10,682,728.11

(2)  Administration Fee:                                                                                                  $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                    $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                     $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                    $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                     $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                                    $0.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                     $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                              $434,225.43

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                    $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                                $20,690.06

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                      $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                             $454,915.49
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                              $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                            0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                       $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                      $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                              $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                            0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                       $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                                      $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                              $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                            0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                       $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                      $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                      $9,581,302.92

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                           96.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                       $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                              $9,581,302.92

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                          $399,220.95

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                              4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                  $399,220.95

(34)  Noteholders' Principal Distribution Amount:                                                                   $9,980,523.87

(35)  Noteholders' Distributable Amount:                                                                           $10,435,439.36


(36)  Deposit to Spread Account (from excess collections):                                                            $247,122.08

(37)  Specified Spread Account Balance (after all distributions and adjustments):                                  $12,499,977.37
         The Lesser of:
            (a) 2.00% of the Initial Pool Balance                                                                  $12,499,977.37

            (b) the Note Balance                                                                                   $83,576,732.86

(38)  Spread Account Balance over the Specified Spread Account Balance:                                               $247,122.08

(39)  Certificateholders' Interest Distributable Amount:                                                               $54,143.10

(40)  Certificateholders' Interest Carryover Shortfall:                                                                     $0.00




(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificateholders                         0.00%

(42)  Certificateholders' Principal Distributable Amount applicable to current period                                       $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                                    $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                                   $0.00

(45)  Certificateholders' Distributable Amount:                                                                        $54,143.10

(46)  Servicing Fee:                                                                                                  $192,978.98

(47)  Excess Amounts Distributed To Seller:
           (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                            $0.00
           (b) Release of Excess Amount in Negative Carry Account                                                           $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
           into the Note Distribution Account                                                                               $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                $104,495,256.73

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                      $0.00
           A-1 Note Pool Factor:                                                                                        0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                                      $0.00
           A-2 Note Pool Factor:                                                                                        0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                                      $0.00
           A-3 Note Pool Factor:                                                                                        0.0000000

           Outstanding Principal Balance of A-4 Notes:                                                             $79,796,143.55
           A-4 Note Pool Factor:                                                                                        0.4422088

           Outstanding Principal Balance of B Notes:                                                                $3,780,589.31
           B Note Pool Factor:                                                                                          0.1512236

           Outstanding Principal Balance of the Certificates:                                                      $10,938,000.00
           Certificate Pool Factor:                                                                                     1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                             $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                           ($8,270.20)

(53)  Spread Account Balance after giving effect to all distributions:                                             $12,499,977.37



CASE EQUIPMENT LOAN TRUST 1998-B

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

                                               20-Mar-01
                                                01:58 PM

Prepared by  Suzhen Ruan                File: us98b1.xls
(262) 636-7381
                                     ------------------------------------------------------------------------------------------
NPV Data Input Section                         31-Jul-98          31-Jul-98         05-Mar-01       05-Mar-01        05-Mar-01
Scheduled cash flows as of the       ------------------------------------------------------------------------------------------
indicated cutoff date                     Pool 1 (Retail)       Pool 2 (FPL)           Pool 1          Pool 2           Pool 3
Row 0 is total delinquent amount                  Cutoff             Cutoff
valued without discounting                  1,223,550.43         488,950.11      9,436,925.78    1,845,537.97     2,092,653.62
                                           12,106,658.00       2,516,183.49     11,297,951.75      720,033.94       926,552.13
                                            8,409,202.39       1,893,688.39      9,126,674.94      676,225.21       913,409.80
                                            8,997,726.43       1,960,786.46      9,010,038.84      626,205.43       980,515.44
                                           10,171,208.37       2,063,823.67      6,302,805.98      640,116.66     2,469,560.80
                                           12,715,731.73       1,954,159.58      3,196,021.32      654,681.01     2,968,509.54
                                            9,099,256.42       1,792,726.48      3,319,543.01      566,365.36     1,229,557.44
                                            8,535,974.50       1,766,075.80      3,220,528.42      562,234.66       810,817.48
                                           15,306,449.46       1,890,605.11      3,550,317.14      592,019.60       863,969.50
                                           18,443,017.15       1,881,117.92      4,404,365.72      607,897.91     1,055,872.87
                                           16,957,243.00       1,877,027.40      3,528,537.13      494,211.68     1,005,127.99
                                           16,376,885.05       1,817,623.64      2,956,425.29      500,083.64       781,159.49
                                           10,651,992.79       1,866,206.49      3,510,044.22      481,325.52       720,167.54
                                            9,163,394.05       1,889,230.81      7,079,227.98      419,528.51       723,377.37
                                            8,086,054.38       1,816,250.01      6,075,059.90      323,425.39       704,748.07
                                            8,842,211.38       1,872,281.06      5,880,972.84      286,759.01       805,076.45
                                           10,005,085.81       1,964,666.24      3,641,263.96      309,979.88     1,878,407.45
                                           12,231,104.34       1,898,030.47      1,253,631.92      254,540.41     2,002,118.75
                                            8,797,636.97       1,687,469.97      1,437,169.74      230,573.12       717,883.86
                                            8,255,782.24       1,644,541.62      1,222,008.98      202,055.49       355,121.50
                                           14,973,400.70       1,754,779.58      1,513,724.90      209,137.83       376,431.07
                                           17,996,394.47       1,717,963.17      1,958,249.01      245,881.26       548,886.80
                                           16,387,208.39       1,697,653.50      1,595,819.88      193,786.65       421,120.17
                                           15,692,745.55       1,647,572.33      1,074,960.87      171,956.88       363,349.20
                                            9,927,634.13       1,673,274.10      1,654,170.19      145,388.24       203,505.14
                                            8,258,696.56       1,681,124.45      4,102,744.05      145,750.56       228,216.56
                                            7,198,681.74       1,595,209.75      3,535,390.28       93,916.25       190,292.92
                                            8,082,732.30       1,613,786.06      3,228,759.11       46,811.33       263,386.61
                                            9,188,498.36       1,637,923.98      1,948,910.67       56,964.48     1,002,475.58
                                           11,121,258.86       1,539,370.45        295,694.78        3,579.83     1,104,254.27
                                            7,667,179.49       1,398,649.52        321,529.66       14,230.46       354,294.00
                                            7,462,994.43       1,326,009.93        246,387.35       23,131.42        87,581.03
                                           14,024,372.46       1,372,213.36        251,958.27        3,579.83       112,701.92
                                           16,752,855.26       1,282,023.39        290,955.20       63,140.18       104,668.85
                                           14,788,215.88       1,223,618.90         85,703.74            0.00        55,356.53
                                           13,836,398.02       1,133,716.33         30,763.42            0.00        11,702.56
                                            8,036,258.20       1,138,664.27         70,997.77            0.00         3,389.77
                                            6,279,376.38       1,125,940.91        370,176.61        8,575.42        13,329.55
                                            5,034,136.82       1,045,792.71        262,434.12        7,534.66         3,389.77
                                            5,901,975.89       1,024,587.50        153,182.00            0.00        16,264.46
                                            6,752,591.27       1,106,606.17              0.00            0.00       149,787.20
                                            8,045,835.19         999,458.48              0.00            0.00             0.00
                                            5,513,567.92         845,330.20              0.00            0.00             0.00
                                            5,192,319.67         805,200.79              0.00            0.00             0.00
                                            8,386,321.78         787,865.67              0.00            0.00             0.00
                                           11,514,765.67         726,022.34         24,594.63            0.00             0.00
                                            9,777,959.48         626,005.45              0.00            0.00             0.00
                                            8,899,382.72         580,109.26              0.00            0.00             0.00
                                            4,477,511.85         557,076.29              0.00            0.00             0.00
                                            2,817,291.23         491,193.77              0.00            0.00             0.00
                                            1,810,888.90         460,441.81              0.00            0.00             0.00
                                            2,565,938.18         427,320.86              0.00            0.00             0.00
                                            3,186,828.87         463,747.29              0.00            0.00             0.00
                                            4,092,686.58         409,038.86              0.00            0.00             0.00
                                            2,363,732.39         336,499.67              0.00            0.00             0.00
                                            2,264,572.85         254,756.54              0.00            0.00             0.00
                                            4,476,612.63         250,249.73              0.00            0.00             0.00
                                            6,906,236.81         238,339.80              0.00            0.00             0.00
                                            5,629,888.08         131,056.39              0.00            0.00             0.00
                                            5,295,239.38          97,868.67              0.00            0.00             0.00
                                            1,725,376.78          47,534.40              0.00            0.00             0.00
                                              458,843.05          26,996.20              0.00            0.00             0.00
                                              171,032.59          26,996.20              0.00            0.00             0.00
                                              260,367.62          17,246.87              0.00            0.00             0.00
                                              282,397.46          74,475.21              0.00            0.00             0.00
                                              239,911.47           7,755.20              0.00            0.00             0.00
                                               53,028.41           7,755.20              0.00            0.00             0.00
                                               52,287.49           7,755.20              0.00            0.00             0.00
                                              378,380.01           7,755.20              0.00            0.00             0.00
                                              547,106.25          23,865.28              0.00            0.00             0.00
                                              121,960.35                  -              0.00            0.00             0.00
                                              224,027.78                  -              0.00            0.00             0.00
                                                       -                  -              0.00            0.00             0.00
                                                       -                  -              0.00            0.00             0.00
                                                       -                  -              0.00            0.00             0.00

Total Time Balance of
Scheduled Cash Flows                      547,472,069.46      76,013,641.91    122,466,621.37   12,427,165.68    29,618,991.05

                                  Page 1 of 14

CASE EQUIPMENT LOAN TRUST 1998-B

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Prepared by  Suzhen Ruan  (262) 636-7381                           03/20/01          01:58 PM
Scheduled Payment Date                                                                              15-Mar-01
Actual Payment Date                                                                                 15-Mar-01
Collection Period Begin Date                                                                        06-Feb-01
Collection Period End Date                                        31-Jul-98         31-Jul-98       05-Mar-01
Days in accrual period (30/360)                                                                            30
Days in accrual period (ACT/360)                                                                           28

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                     $8,357,171.92

Warranty Repurchases

    Contracts deferred beyond Final Scheduled Maturity Date                                             $0.00
    Government obligors                                                                                 $0.00
          Total Warranty Repurchases                                                                    $0.00

Total Collections For The Period                                                                $8,357,171.92

    Pool Balance (Beg. of Collection Period)                                                  $160,213,875.57
    Pool Balance (End of Collection Period)                                                   $152,734,667.00

Total Receivables Collection                                                                    $8,357,171.92
Negative Carry Withdrawls                                                                               $0.00
Yield Supplement Withdrawals                                                                            $0.00
Spread Account Withdrawals to Pay NoteHolders                                                           $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                 $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                        $78,587.57
Pre-Funding Account Reinvestment Income                                                                 $0.00

    Total Distribution Amount                                                                   $8,435,759.49

MISCELLANEOUS DATA

    Total Collateral

    Scheduled Amounts 30 - 59 days past due                                                     $4,149,007.62
    Scheduled Amounts 60 days or more past due                                                  $2,800,433.63
    Net Losses on Liquidated Receivables                                                          ($42,613.72)
    Number of Loans at Beginning of Period                                                             11,651
    Number of Loans at End of Period                                                                   11,357
    Repossessed Equipment not Sold or Reassigned (Beginning)                                    $2,013,151.91
    Repossessed Equipment not Sold or Reassigned (End)                                          $1,717,000.16

    Pre-Funding Account Reinvestment Income                                                             $0.00

                                  Page 2 of 14

CASE EQUIPMENT LOAN TRUST 1998-B

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Actual Payment Date                                                                                 15-Mar-01
Collection Period Begin Date                                                                        06-Feb-01
Collection Period End Date                                                                          05-Mar-01

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase
  Price and Certificates (Beginning of Period)                                                $160,213,875.57
    A-1 Note Beginning Principal Balance                                                                $0.00
    A-2 Note Beginning Principal Balance                                                                $0.00
    A-3 Note Beginning Principal Balance                                                        $6,511,320.55
    A-4 Note Beginning Principal Balance                                                      $134,794,000.00
    B Note Beginning Principal Balance                                                          $6,408,555.02
    Deferred Purchase Price Beginning Principal Balance                                        $12,400,000.00
    Certificate Beginning Principal Balance                                                       $100,000.00

Total Principal Balance of Notes, Deferred Purchase
  Price and Certificates (End of Period)                                                      $152,734,667.00
    A-1 Note Principal Balance (End of Period)                                                          $0.00
                                    A-1 Note Pool Factor (End of Period)                            0.0000000
    A-2 Note Principal Balance (End of Period)                                                          $0.00
                                    A-2 Note Pool Factor (End of Period)                            0.0000000
    A-3 Note Principal Balance (End of Period)                                                          $0.00
                                    A-3 Note Pool Factor (End of Period)                            0.0000000
    A-4 Note Principal Balance (End of Period)                                                $134,125,280.32
                                    A-4 Note Pool Factor (End of Period)                            0.9950390
    B Note Principal Balance (End of Period)                                                    $6,109,386.68
                                    B Note Pool Factor (End of Period)                              0.2443755
    Deferred Purchase Price Principal Balance (End of Period)                                  $12,400,000.00
                                    Deferred Purchase Price Pool Factor (End of Period)             1.0000000
    Certificate Principal Balance (end of Period)                                                 $100,000.00
                                    Certificate Pool Factor (endof Period)                          1.0000000

COLLATERAL VALUE DECLINE                                                                        $7,479,208.57
    Pool Balance (Beg. of Collection Period)                                                  $160,213,875.57
    Pool Balance (End of Collection Period)                                                   $152,734,667.00

Total Distribution Amount (TDA)                                                                 $8,435,759.49
    Total Collections and Investment Income for the Period                                      $8,435,759.49
    Negative Carry Withdrawls                                                                           $0.00
    Yield Supplement Withdrawals                                                                        $0.00

Principal Distribution Amount  (PDA)                                                            $7,479,208.57

Principal Allocation to Notes, Deferred Purchase Price and Certificates                         $7,479,208.57
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                     $0.00
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                     $0.00
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)             $6,511,320.55
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)               $668,719.68
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                 $299,168.34
    Deferred Purchase Price Principal Distributable Amount
      (including Carryover Shortfall)                                                                  ($0.00)
    Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                ($0.00)

Interest Distributable Amount                                                                     $916,622.20
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                  $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                  $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                             $31,525.64
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                            $664,983.73
    Noteholders' Interest Distributable Amount applicable to B Notes                               $31,989.37
    Deferred Purchase Price Interest Distributable Amount                                         $186,618.46
    Certificateholders'  Interest Distributable Amount                                              $1,505.00

Spread Account

    Beginning Spread Account Balance                                                           $11,778,841.82
    Deposit to Spread Account from Pre-Funding Account                                                  $0.00
    Deposit to Spread Account from Excess Collections over Distributions                          $227,885.51
    Distribution from Spread Account for Interest / Principal Shortfall                                 $0.00

    Specified Spread Account Balance                                                           $12,499,916.99
    Ending Spread Account Balance (after distributions)                                        $12,006,727.33

Credit Enhancement                                                                                       7.86%
    Spread account % of Ending Pool Balance                                                              7.86%
    Overcollateralization % of Ending Pool Balance                                                       0.00%

Scheduled Amounts 30 - 59 days past due                                                         $4,149,007.62
                                    as % of Ending Pool Balance                                          2.72%
Scheduled Amounts 60 days or more past due                                                      $2,800,433.63
                                    as % of Ending Pool Balance                                          1.83%
Net Losses on Liquidated Receivables                                                              ($42,613.72)
                                    as % of Ending Pool Balance                                         -0.03%

                                  Page 3 of 14

PART III -- SERVICING CALCULATIONS                                                              15-Mar-01

1.  SOURCES AND USES
    OF COLLECTION ACCOUNT BALANCE         Pool 1 (Retail)       Pool 2 (FPL)           Pool 1          Pool 2           Pool 3
                                                  Cutoff             Cutoff


Wtd. Avg. APR                                      8.559%             8.559%            8.559%          8.559%           8.668%
Contract Value
  (Beg. of Collection Period),
    by origination pool                                                       $119,363,911.76  $12,421,786.76   $28,428,177.05
Contract Value
  (End of Collection Period),
    by origination pool                  $459,900,298.88     $65,328,940.14   $113,793,547.69  $11,691,904.87   $27,249,214.44
                                         ---------------     --------------   ---------------  --------------   --------------
Contract Value Decline                                                          $5,570,364.07     $729,881.89    $1,178,962.61
                                                                                         4.67%           5.88%            4.15%
Initial Pool Balance                                                          $624,995,849.39
Pool Balance
  (End of Collection Period)                                                  $152,734,667.00

Collections and Investment
  Income for the period                                                         $8,435,759.49
Negative Carry Withdrawls                                                               $0.00
Yield Supplement Withdrawals                                                            $0.00

Total Distribution Amount (TDA)                                                 $8,435,759.49
Principal Distribution Amount  (PDA)                                            $7,479,208.57

Initial B Percentage                                                                    4.000%
Unscheduled Principal (per pool)                                                        $0.00           $0.00            $0.00
Total Unscheduled Principal                                                             $0.00

                                  Page 4 of 14

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

Principal Distributable Amount                                                   7,479,208.57

A-1 Note Beginning Principal Balance                                                    $0.00
A-1 Noteholders' Principal Carryover
  Shortfall (Previous Period)                                                           $0.00
A-1 Noteholders' Share of the Principal
  Distribution Amount                                                                    0.00%
Preliminary A-1 Noteholders' Principal Distributable
  (including One-Time Excess Prefund Acct. Pmt.)                                        $0.00
One-Time Excess Prefunding Account Payment                                              $0.00
A-1 Noteholders' Principal Distributable Amount
  (including Carryover Shortfall)                                                       $0.00

Principal Distributable Amount Remaining                                        $7,479,208.57

A-2 Note Beginning Principal Balance                                                    $0.00
A-2 Noteholders' Principal Carryover Shortfall
  (Previous Period)                                                                     $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                              0.00%
A-2 Noteholders' Principal Distributable Amount
  (including Carryover Shortfall)                                                       $0.00

Principal Distributable Amount Remaining                                        $7,479,208.57

A-3 Note Beginning Principal Balance                                            $6,511,320.55
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                        $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                             87.06%
A-3 Noteholders' Principal Distributable Amount
  (including Carryover Shortfall)                                               $6,511,320.55

Principal Distributable Amount Remaining                                          $967,888.02

A-4 Note Beginning Principal Balance                                          $134,794,000.00
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                        $0.00
A-4 Noteholders' Share of the Principal Distribution Amount                              8.94%
A-4 Noteholders' Principal Distributable Amount
  (including Carryover Shortfall)                                                 $668,719.68

Principal Distributable Amount Remaining                                          $299,168.34

B Note Beginning Principal Balance                                              $6,408,555.02
B Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
B Noteholders' Share of the Principal Distribution Amount                                4.00%
B Noteholders' Principal Distributable Amount
  (including Carryover Shortfall)                                                 $299,168.34

Principal Distributable Amount Remaining                                                $0.00

Deferred Purchase Price Beginning Principal Balance                            $12,400,000.00
Deferred Purchase Price Principal Carryover Shortfall
  (Previous Period)                                                                    ($0.00)
Deferred Purchase Price Share of the Principal Distribution Amount                       0.00%
Deferred Purchase Price Principal Distributable Amount
  (including Carryover Shortfall)                                                      ($0.00)

Certificate Purchase Price Beginning Principal Balance                            $100,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                    ($0.00)
Certificateholders' Share of the Principal Distribution Amount                           0.00%
Certificateholders' Principal Distributable Amount
  (including Carryover Shortfall)                                                      ($0.00)

Interest Accrued on Class A-1 Notes this period           5.6075%      ACT/360          $0.00
Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-1 Notes                                             $0.00
Interest Due (in Arrears) on above Shortfall                                            $0.00
Noteholders' Interest Distributable Amount
  applicable to A-1 Notes                                                               $0.00

Interest Accrued on Class A-2 Notes this period           5.7000%       30/360          $0.00
Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-2 Notes                                             $0.00
Interest Due (in Arrears) on above Shortfall                                            $0.00
Noteholders' Interest Distributable Amount
  applicable to A-2 Notes                                                               $0.00

Interest Accrued on Class A-3 Notes this period           5.8100%       30/360     $31,525.64
Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-3 Notes                                             $0.00
Interest Due (in Arrears) on above Shortfall                                            $0.00
Noteholders' Interest Distributable Amount
  applicable to A-3 Notes                                                          $31,525.64

Interest Accrued on Class A-4 Notes this period           5.9200%       30/360    $664,983.73
Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-4 Notes                                             $0.00
Interest Due (in Arrears) on above Shortfall                                            $0.00
Noteholders' Interest Distributable Amount
  applicable to A-4 Notes                                                         $664,983.73

Interest Accrued on Class A-1, A-2, A-3 and
  A-4 Notes this period                                                           $696,509.37
Offered Noteholders' Interest Carryover Shortfall
  (Previous Period)                                                                     $0.00
Interest Due (in Arrears) on above Shortfall                                            $0.00
Offered Noteholders' Interest Distributable Amount                                $696,509.37

Interest Accrued on Class B Notes this period             5.9900%       30/360     $31,989.37
Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to B Notes                                               $0.00
Interest Due (in Arrears) on above Shortfall                                            $0.00
Noteholders' Interest Distributable Amount
  applicable to B Notes                                                            $31,989.37

Interest Accrued on Deferred Purchase Price
  this period                                             5.9900%       30/360     $61,896.67
Deferred Purchase Price Interest Carryover
  Shortfall (Previous Period)                                                     $124,102.31
Interest Due (in Arrears) on Above Shortfall                                          $619.48
Deferred Purchase Price Interest Distributable Amount                             $186,618.46

Interest Accrued on Certificates this period              5.9900%        30/360       $499.17
Certificateholders' Interest Carryover Shortfall
  (Previous Period)                                                                 $1,000.83
Interest Due (in Arrears) on Above Shortfall                                            $5.00
Certificateholders' Interest Distributable Amount                                   $1,505.00

                                  Page 5 of 14

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                              $8,435,759.49

Administration Fee Shortfall (Previous Period)                                          $0.00
Administration Fee Accrued during this Period          $500.00 per quarter            $166.67
Administration Fee Paid this Period from TDA                                          $166.67
Administration Fee Shortfall                                                            $0.00

Total Distribution Amount Remaining                                             $8,435,592.82

Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-1 Notes                                             $0.00
Interest Due (in Arrears) on above Shortfall                                            $0.00
Interest Accrued on Class A-1 Notes this period                                         $0.00
Noteholders' Interest applicable to A-1 Notes
  Paid this Period from TDA                                                             $0.00
Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-1 Notes                                              $0.00

Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-2 Notes                                             $0.00
Interest Due (in Arrears) on above Shortfall                                            $0.00
Interest Accrued on Class A-2 Notes this period                                         $0.00
Noteholders' Interest applicable to A-2 Notes
  Paid this Period from TDA                                                             $0.00
Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-2 Notes                                              $0.00

Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-3 Notes                                             $0.00
Interest Due (in Arrears) on above Shortfall                                            $0.00
Interest Accrued on Class A-3 Notes this period                                    $31,525.64
Noteholders' Interest applicable to A-3 Notes
  Paid this Period from TDA                                                        $31,525.64
Preliminary Noteholders' Interest Carryover
  Shortfall (Current Period) applicable to A-3 Notes                                    $0.00

Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-4 Notes                                             $0.00
Interest Due (in Arrears) on above Shortfall                                            $0.00
Interest Accrued on Class A-4 Notes this period                                   $664,983.73
Noteholders' Interest applicable to A-4 Notes
  Paid this Period from TDA                                                       $664,983.73
Preliminary Noteholders' Interest Carryover
  Shortfall (Current Period) applicable to A-4 Notes                                    $0.00

Offered Noteholders' Interest Carryover Shortfall
  (Previous Period)                                                                     $0.00
Interest Due (in Arrears) on above Shortfall                                            $0.00
Interest Accrued on Class A-1, A-2, A-3
  and A-4 Notes this period                                                       $696,509.37
Offered Noteholders' Interest Paid this Period from TDA                           $696,509.37
Preliminary A Noteholders' Interest Carryover Shortfall
  (Current Period)                                                                      $0.00

Total Distribution Amount Remaining                                             $7,739,083.45

Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to B Notes                                               $0.00
Interest Due (in Arrears) on above Shortfall                                            $0.00
Interest Accrued on B Notes this period                                            $31,989.37
Noteholders' Interest applicable to B Notes
  Paid this Period from TDA                                                        $31,989.37
Preliminary Noteholders' Interest Carryover
  Shortfall (Current Period) applicable to B Notes                                      $0.00

Total Distribution Amount Remaining                                             $7,707,094.08

A-1 Noteholders' Principal Carryover Shortfall
  (Previous Period)                                                                     $0.00
A-1 Noteholders' Monthly Principal
  Distributable Amount (including Caryover Shortfall)                                   $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                           $0.00
Preliminary A-1 Noteholders' Principal Carryover
  Shortfall (Current Period)                                                            $0.00

Total Distribution Amount Remaining                                             $7,707,094.08

A-2 Noteholders' Principal Carryover Shortfall
  (Previous Period)                                                                     $0.00
A-2 Noteholders' Monthly Principal Distributable Amount
  (including Caryover Shortfall)                                                        $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                           $0.00
Preliminary A-2 Noteholders' Principal Carryover
  Shortfall (Current Period)                                                            $0.00

Total Distribution Amount Remaining                                             $7,707,094.08

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                        $0.00
A-3 Noteholders' Monthly Principal Distributable Amount
  (including Caryover Shortfall)                                                $6,511,320.55
A-3 Noteholders' Principal Distributable Amount Paid from TDA                   $6,511,320.55
Preliminary A-3 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                      $0.00

Total Distribution Amount Remaining                                             $1,195,773.53

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                        $0.00
A-4 Noteholders' Monthly Principal Distributable Amount
  (including Caryover Shortfall)                                                  $668,719.68
A-4 Noteholders' Principal Distributable Amount Paid from TDA                     $668,719.68
Preliminary A-4 Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                      $0.00

Total Distribution Amount Remaining                                               $527,053.85

B Noteholders' Principal Carryover Shortfall (Previous Period)                          $0.00
B Noteholders' Monthly Principal Distributable Amount
  (including Caryover Shortfall)                                                  $299,168.34
B Noteholders' Principal Distributable Amount Paid from TDA                       $299,168.34
Preliminary B Noteholders' Principal Carryover Shortfall
  (Current Period)                                                                      $0.00

Total Excess Distribution Amount Remaining                                        $227,885.51


                                 Pasge 6 of 14

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                   $0.00

New Collateral Purchased                                                                $0.00
Deposit to Spread Account                                   2.00%                       $0.00
Deposit to Yield Supplement Account                                                     $0.00
Payment to Seller                                                                       $0.00
Payment to Class A-1 after Funding is Complete                                          $0.00

Ending Pre-Funding Account Balance                                                      $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                                           $0.00

Adjusted Ending Pre-Funding Account Balance                                             $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                                $0.00
Negative Carry                                                                       3.268374%
Number of Days Remaining                                                               0 days

Pre-Funded Percentage                                                                   0.000%
Negative Carry Withdrawls                                                               $0.00
Cumulative Negative Carry Withdrawls                                              $300,471.65
Maximum Negative Carry Amount                                                           $0.00
Required Negative Carry Account Balance                                                 $0.00
Interim Ending Negative Carry Account Balance                                           $0.00
Negative Carry Amount Released to Seller                                                $0.00

Ending Negative Carry Account Balance                                                   $0.00

6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance                                              $0.00
Deposit to Yield Supplement Account from Pre-Funding Account                            $0.00
Receivables Percentage                                                                100.00%
Withdrawal of Yield Supplement Amount                                                   $0.00
Maximum Yield Supplement Amount                                                         $0.00
Required Yield Supplement Amount                                                        $0.00
Interim Yield Supplement Account Balance                                                $0.00
Yield Supplement Amount Released to Seller                                              $0.00

Ending Yield Supplement Account Balance                                                 $0.00

7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                               $11,778,841.82
Deposit to Spread Account from Pre-Funding Account                                      $0.00
Deposit to Spread Account from Excess Collections
  over Distributions                                                              $227,885.51

Distribution from Spread Account to Noteholders' Distr. Account                         $0.00
Adj to Preliminary Noteholders' Interest Carryover
  Shortfall (Current Period) applicable to A-1 Notes                                    $0.00
Adj to Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period) applicable to A-2 Notes                          $0.00
Adj to Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period) applicable to A-3 Notes                          $0.00
Adj to Preliminary Noteholders' Interest Carryover
  Shortfall (Current Period) applicable to A-4 Notes                                    $0.00
Remaining Distributed Spread Account Amount to
  Noteholders' Distr. Account                                                           $0.00

Adj to Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period) applicable to B Notes                            $0.00

Remaining Distributed Spread Account Amount to
  Noteholders' Distr. Account                                                           $0.00
Adj to Preliminary A-1 Noteholders' Principal
  Carryover Shortfall (Current Period)                                                  $0.00
Adj to Preliminary A-2 Noteholders' Principal
  Carryover Shortfall (Current Period)                                                  $0.00
Adj to Preliminary A-3 Noteholders' Principal
  Carryover Shortfall (Current Period)                                                  $0.00
Adj to Preliminary A-4 Noteholders' Principal
  Carryover Shortfall (Current Period)                                                  $0.00

Remaining Distributed Spread Account Amount to
  Noteholders' Distr. Account                                                           $0.00
Adj to Preliminary B Noteholders' Principal
  Carryover Shortfall (Current Period)                                                  $0.00

Preliminary Spread Account Balance Remaining                                   $12,006,727.33


                                  Page 7 of 14


Cumulative Realized Losses since 31-July-98 (Cut-off Date)                     $14,331,948.69
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                     YES
12*(Realized Losses during Collection Period + Repos
  at end of Collection Period)                                                  $1,205,635.52
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?             NO
60 day or > Delinquent Scheduled Amounts                                        $2,800,433.63
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                 NO
Are any of the three conditions "YES"?                                        YES

Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves. Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by
Case Credit that should have been charged to the trust was                         $47,514.04

If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

Restated Cumulative Realized Losses:                                            14,379,462.73
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                     YES


Preliminary A-1 Note Principal Balance (End of Period)                                  $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                  $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                  $0.00
Preliminary A-4 Note Principal Balance (End of Period)                        $134,125,280.32
Preliminary B Note Principal Balance (End of Period)                            $6,109,386.68
Preliminary Total Principal Balance of Notes  (End of Period)                 $140,234,667.00

Specified Spread Account Balance                                               $12,499,916.99
Lesser of:
(a) 2.00% of the Initial Pool Balance                   2.00%                  $12,499,916.99

(b) the Note Balance                                                           140,234,667.00

Preliminary Spread Account Balance Remaining                                   $12,006,727.33
Preliminary Excess Amount in Spread Account                                             $0.00
Preliminary Shortfall Amount in Spread Account                                    $493,189.66

Deposit to Spread Account from Remaing Excess Distribution                        $227,885.51

Spread Account Excess                                                                   $0.00

Ending Spread Account Balance (after distributions)                            $12,006,727.33
Net Change in Spread Account Balance                                              $227,885.51

Total Excess Distribution Amount Remaining                                              $0.00

Deferred Purchase Price Interest Carryover Shortfall
  (Previous Period)                                                               $124,102.31
Interest Due (in Arrears) on Above Shortfall                                          $619.48
Interest Accrued on Deferred Purchase Price this period                            $61,896.67
Deferred Purchase Price Interest Paid from Excess Distribution                          $0.00
Preliminary Deferred Purchase Price Interest Carryover
  Shortfall (Current Period)                                                      $186,618.46

Certificateholders' Interest Carryover Shortfall (Previous Period)                  $1,000.83
Interest Due (in Arrears) on Above Shortfall                                            $5.00
Interest Accrued on Certificates this period                                          $499.17
Certificateholders' Interest Paid from Excess Distribution                              $0.00
Certificateholders' Interest Carryover Shortfall (Current Period)                   $1,505.00

Total Excess Distribution Amount Remaining                                              $0.00

Deferred Purchase Price Principal Carryover
  Shortfall (Previous Period)                                                          ($0.00)
Deferred Purchase Price Principal Distributable Amount current
  period (including Carryover Shortfall)                                               ($0.00)
Deferred Purchase Price Principal Distributable Amount
  Paid from Fixed and Floating Rate Excess Distrbution                                  $0.00
Preliminary Deferred Purchase Price Principal Carryover
  Shortfall (Current Period)                                                           ($0.00)

Certificateholders' Principal Carryover Shortfall (Previous Period)                    ($0.00)
Certificateholders' Principal Distributable Amount
  current period (including Carryover Shortfall)                                       ($0.00)
Certificateholders' Principal Distributable Amount Paid
  from Fixed and Floating Rate Excess Distrbution                                       $0.00
Preliminary Certificateholders' Principal
  Carryover Shortfall (Current Period)                                                 ($0.00)

Total Excess Distribution Amount Remaining                                              $0.00

Servicing Fee Shortfall (Previous Period)                                       $2,031,749.68
Servicing Fees Accrued during this Period                   1.00%                 $133,511.56
Adjustment to Servicing Fee                                                             $0.00
Adjustment to Excess Distribution Amount Remaining                                      $0.00
Servicing Fees Paid this Period from Excess Distribution                                $0.00
Servicing Fee Shortfall                                                         $2,165,261.24

Total Excess Distribution Amount Remaining                                              $0.00

                                  Page 8 of 14

8.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-1 Notes                                                               $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-2 Notes                                                               $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-3 Notes                                                               $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to A-4 Notes                                                               $0.00
Noteholders' Interest Carryover Shortfall (Current Period)
  applicable to B Notes                                                                 $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                         $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                           $0.00
Deferred Purchase Price Interest Carryover Shortfall
  (Current Period)                                                                $186,618.46
Deferred Purchase Price Principal Carryover Shortfall
  (Current Period)                                                                     ($0.00)
Certificateholders' Interest Carryover Shortfall
  (Current Period)                                                                  $1,505.00
Certificateholders' Principal Carryover Shortfall
  (Current Period)                                                                     ($0.00)

A-1 Note Principal Balance (End of Period)                                              $0.00
A-2 Note Principal Balance (End of Period)                                              $0.00
A-3 Note Principal Balance (End of Period)                                              $0.00
A-4 Note Principal Balance (End of Period)                                    $134,125,280.32
B Note Principal Balance (End of Period)                                        $6,109,386.68
Deferred Purchase Price Principal Balance (End of Period)                      $12,400,000.00
Certificate Principal Balance (end of Period)                                     $100,000.00
Total Principal Balance of Notes, Deferred Purchase Price
  and Certificates (End of Period)                                            $152,734,667.00

A-1 Note Pool Factor (End of Period)                        $112,706,000.00         0.0000000
A-2 Note Pool Factor (End of Period)                        $200,000,000.00         0.0000000
A-3 Note Pool Factor (End of Period)                        $140,000,000.00         0.0000000
A-4 Note Pool Factor (End of Period)                        $134,794,000.00         0.9950390
B Note Pool Factor (End of Period)                           $25,000,000.00         0.2443755
Deferred Purchase Price Pool Factor (End of Period)          $12,400,000.00         1.0000000
Certificate Pool Factor (endof Period)                          $100,000.00         1.0000000
Total Notes, Deferred Purchase Price & Certificates
  Pool Factor (End of Period)                                                       0.2443755

Specified Spread Account Balance (after all
  distributions and adjustments)                                               $12,006,727.33

Yield Supplement Account Balance (after all
  distributions and adjustment):                                                        $0.00

                                  Page 9 of 14

CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO NOTEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                       15-Mar-01

(1)  Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                     $0.00
           per $1,000 original principal amount:                                        $0.00

    (b)   A-2 Notes:                                                                    $0.00
            per $1,000 original principal amount:                                       $0.00

    (c)   A-3 Notes:                                                            $6,511,320.55
            per $1,000 original principal amount:                                      $46.51

    (d)   A-4 Notes:                                                              $668,719.68
            per $1,000 original principal amount:                                       $4.96

    (e)   B Notes:                                                                $299,168.34
            per $1,000 original principal amount:                                      $11.97

    (f)   Total                                                                 $7,479,208.57

(2) Interest Paid on the Notes

    (a)  A-1 Notes:                                                                     $0.00
           per $1,000 original principal amount:                                        $0.00

    (b)   A-2 Notes:                                                                    $0.00
            per $1,000 original principal amount:                                       $0.00

    (c)  A-3 Notes:                                                                $31,525.64
           per $1,000 original principal amount:                                        $0.23

    (d)  A-4 Notes:                                                               $664,983.73
           per $1,000 original principal amount:                                        $4.93

    (e)  B Notes:                                                                  $31,989.37
            per $1,000 original principal amount:                                       $1.28

    (f)   Total                                                                   $728,498.74

(3) Pool Balance at the end of the related Collection Period                  $152,734,667.00

(4)  After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                 $0.00
         (ii)  A-1 Note Pool Factor:                                                0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                 $0.00
         (ii)  A-2 Note Pool Factor:                                                0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                 $0.00
         (ii)  A-3 Note Pool Factor:                                                0.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                       $134,125,280.32
         (ii)  A-4 Note Pool Factor:                                                0.9950390

    (e) (i)  outstanding principal amount of B Notes:                           $6,109,386.68
         (ii)  B Note Pool Factor:                                                  0.2443755

    (f) (i)  Deferred Purchase Price Balance                                   $12,400,000.00
         (ii)  Deferred Purchase Price Pool Factor:                                 1.0000000

    (g) (i)  Certificate Balance                                                  $100,000.00
         (ii)  Certificate Pool Factor:                                            1.00000000

(5)  Amount of Servicing Fee:                                                           $0.00
         per $1,000 Beginning of Collection Period:                                0.00000000

(6)  Amount of Administration Fee:                                                    $166.67
         per $1,000 Beginning of Collection Period:                                0.00139632

(7)  Aggregate Purchase Amounts for Collection Period:                                  $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                      ($42,613.72)

(9)  Amount in Spread Account:                                                 $12,006,727.33

(10)  Amount in Pre-Funding Account:                                                    $0.00

(11)  For the Final payment date with respect to the
       Funding Period, the Remaining Pre-Funded Amount                                     NA

(12)  Amount in Negative Carry Account:                                                 $0.00

(13)  Amount in Yield Supplement Account:                                               $0.00

                                 Page 10 of 14

CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO CERTIFICATEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                       15-Mar-01

(1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                     $0.00
           per $1,000 original principal amount:                                        $0.00

    (b)  A-2 Notes:                                                                     $0.00
           per $1,000 original principal amount:                                        $0.00

    (c)  A-3 Notes:                                                             $6,511,320.55
           per $1,000 original principal amount:                                       $46.51

    (d)  A-4 Notes:                                                               $668,719.68
           per $1,000 original principal amount:                                        $4.96

    (e)  B Notes:                                                                 $299,168.34
           per $1,000 original principal amount:                                       $11.97

    (f)  Deferred Purchase Price:                                                       $0.00
           per $1,000 original principal amount:                                        $0.00

    (g)  Certificates:                                                                   0.00
           per $1,000 original principal amount:                                        $0.00

    (h)  Total:                                                                 $6,810,488.89

(2)   Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                     $0.00
           per $1,000 original principal amount:                                        $0.00

    (b)  A-2 Notes:                                                                     $0.00
           per $1,000 original principal amount:                                        $0.00

    (c)  A-3 Notes:                                                                $31,525.64
           per $1,000 original principal amount:                                        $0.23

    (d)  A-4 Notes:                                                               $664,983.73
           per $1,000 original principal amount:                                        $4.93

    (e)  B Notes:                                                                  $31,989.37
           per $1,000 original principal amount:                                        $1.28

    (f)  Deferred Purchase Price:                                                       $0.00
           per $1,000 original principal amount:                                        $0.00

    (g)  Certificates:                                                                  $0.00
           per $1,000 original principal amount:                                        $0.00

    (h)  Total:                                                                   $728,498.74

(3)  Pool Balance at end of related Collection Period:                        $152,734,667.00

(4)  After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                 $0.00
         (ii)  A-1 Note Pool Factor:                                                0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                 $0.00
         (ii)  A-2 Note Pool Factor:                                                0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                 $0.00
         (ii)  A-3 Note Pool Factor:                                                0.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                       $134,125,280.32
         (ii)  A-4 Note Pool Factor:                                                0.9950390

    (e) (i)  outstanding principal amount of B Notes:                           $6,109,386.68
         (ii)  C Note Pool Factor:                                                  0.2443755

    (f) (i)  Deferred Purchase Price Balance                                   $12,400,000.00
         (ii)  Certificate Pool Factor:                                             1.0000000

    (g) (i)  Certificate Balance                                                   100,000.00
         (ii)  Certificate Pool Factor:                                             1.0000000

                                 Page 11 of 14

(5)  Amount of Servicing Fee:                                                           $0.00
         per $1,000 Beginning of Collection Period:                                 0.0000000

(6)  Amount of Administration Fee:                                                    $166.67
         per $1,000 Beginning of Collection Period:                                 0.0013963

(7)  Aggregate Purchase Amounts for Collection Period:                                  $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                      ($42,613.72)

(9)  Amount in Spread Account:                                                 $12,006,727.33

(10)  Amount in Pre-Funding Account:                                                    $0.00

(11)  For the Final payment date with respect to the Funding Period, the                   NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                 $0.00

(13)  Amount in Yield Supplement Account:                                               $0.00


CASE EQUIPMENT LOAN TRUST 1998-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                       15-Mar-01

(1)  Payment of Administration Fee to Administrator:                                  $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                 $728,498.74

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                       $7,479,208.57

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                    $0.00

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                    $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                        $0.00

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                        $0.00

(8)  Payment of Servicing Fee to Servicer:                                              $0.00

(9) Release to Seller from Excess Collections over Distributions                        $0.00

Check for Error                                                                 NO ERROR
Sum of Above Distributions                                                      $8,435,759.49
Total Distribution Amount plus Releases to Seller                               $8,435,759.49

                                 Page 12 of 14

CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                       15-Mar-01
(1)  Total Distribution Amount:                                                 $8,435,759.49

(2)  Administration Fee:                                                              $166.67

(3)  Noteholders' Interest Distributable Amount
  applicable to A-1 Notes:                                                              $0.00

(4)  Noteholders' Interest Carryover Shortfall
  applicable to A-1 Notes:                                                              $0.00

(5)  Noteholders' Interest Distributable Amount
  applicable to A-2 Notes:                                                              $0.00

(6)  Noteholders' Interest Carryover Shortfall
  applicable to A-2 Notes:                                                              $0.00

(7)  Noteholders' Interest Distributable Amount
  applicable to A-3 Notes:                                                         $31,525.64

(8)  Noteholders' Interest Carryover Shortfall
  applicable to A-3 Notes:                                                              $0.00

(9)  Noteholders' Interest Distributable Amount
  applicable to A-4 Notes:                                                        $664,983.73

(10)  Noteholders' Interest Carryover Shortfall
  applicable to A-4 Notes:                                                              $0.00

(11)  Noteholders' Interest Distributable Amount
  applicable to b Notes:                                                           $31,989.37

(12)  Noteholders' Interest Carryover Shortfall
  applicable to B Notes:                                                                $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                         $728,498.74
  deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                          $0.00

(15)  % of Fixed Rate Principal Distribution Amount
  applicable to A-1 Noteholders                                                          0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                   $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                  $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                          $0.00

(19)  % of Fixed Rate Principal Distribution Amount
  applicable to A-2 Noteholders                                                          0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                   $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                  $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                  $6,511,320.55

(23)  % of Fixed Rate Principal Distribution Amount
  applicable to A-3 Noteholders                                                         87.06%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                   $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                          $6,511,320.55

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                    $668,719.68

(27)  % of Fixed Rate Principal Distribution Amount
  applicable to A-4 Noteholders                                                          8.94%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                   $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                            $668,719.68

(30)  B Noteholders' Monthly Principal Distributable Amount:                      $299,168.34

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount
  applicable to B Noteholders                                                            4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                     $0.00

(33)  B Noteholders' Principal Distributable Amount:                              $299,168.34

(34)  Noteholders' Principal Distribution Amount:                               $7,479,208.57

(35)  Noteholders' Distributable Amount:                                        $8,207,707.31


(36)  Deposit to Spread Account (from excess collections):                        $227,885.51

(37)  Specified Spread Account Balance (after all
  distributions and adjustments) :                                             $12,499,916.99
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                      $12,499,916.99


    (b) the Note Balance                                                      $140,234,667.00

(38)  Spread Account Balance over the Specified
  Spread Account Balance:                                                               $0.00

                                 Page 13 of 14

(39)  Deffered Purchase Price Interest Distribution Amount:                             $0.00

(40)  Deffered Purchase Price Interest Carryover Shortfall:                       $186,618.46

(41)  % of Fixed Rate & Floating Rate Principal Distribution
  Amount applicable to Deffered Purchase Price                                           0.00%

(42) Deffered Purchase Price Principal Distributable
  Amount applicable to current period                                                  ($0.00)

(43)  Deffered Purchase Price Principal Carryover Shortfall:                           ($0.00)

(44)  Deffered Purchase Price Principal Distribution Amount:                            $0.00

(45)  Deffered Purchase Price Distribution Amount:                                      $0.00

(39)  Certificateholders' Interest Distribution Amount:                                 $0.00

(40)  Certificateholders' Interest Carryover Shortfall:                             $1,505.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution
  Amount applicable to Certificates                                                      0.00%

(42) Certificates Principal Distributable Amount
  applicable to current period                                                         ($0.00)

(43)  Certificates Principal Carryover Shortfall:                                      ($0.00)

(44)  Certificates Principal Distribution Amount:                                       $0.00

(45)  Certificates Distribution Amount:                                                 $0.00

(46)  Servicing Fee:                                                                    $0.00


CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                       00-Jan-00

(47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions               $0.00
    (b) Release of Excess Amount in Negative Carry Account                              $0.00
    (b) Release of Excess Amount in Yield Supplement Account                            $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                  $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:            $160,213,875.57

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                  $0.00
           A-1 Note Pool Factor:                                                    0.0000000

           Outstanding Principal Balance of A-2 Notes:                                  $0.00
           A-2 Note Pool Factor:                                                    0.0000000

           Outstanding Principal Balance of A-3 Notes:                                  $0.00
           A-3 Note Pool Factor:                                                    0.0000000

           Outstanding Principal Balance of A-4 Notes:                        $134,125,280.32
           A-4 Note Pool Factor:                                                    0.9950390

           Outstanding Principal Balance of B Notes:                            $6,109,386.68
           B Note Pool Factor:                                                      0.2443755

           Outstanding Principal Balance of the Deferred Purchase Price:       $12,400,000.00
           Deferred Purchase Price Pool Factor:                                     1.0000000

           Outstanding Principal Balance of the Certificates:                      100,000.00
           Certificate Pool Factor:                                                 1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                         $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:      ($42,613.72)

(53)  Spread Account Balance after giving effect to all distributions:         $12,006,727.33

CASE EQUIPMENT LOAN TRUST 1998-C

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005 $34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005 $21,025,000 6.20% Deferred Purchase Price
$100,000  6.20% Asset Backed Certificates


                               20-Mar-01
Prepared by  Suzhen Ruan        02:06 PM
(262) 636-7381            File: us98-c3.xls
                         ---------------------------------------------------------------------------------------------------------
NPV Data                       31-Oct-98          30-Nov-98          05-Mar-01       05-Mar-01         05-Mar-01         05-Mar-01
Input Section            ---------------------------------------------------------------------------------------------------------
Scheduled cash flows      Pool 1 (Retail)    Pool 3 (Retail)            Pool 1          Pool 2            Pool 3            Pool 4
as of the indicated               Cutoff             Cutoff
cutoff date Row 0 is        1,575,417.93         219,386.35       5,601,459.03    4,585,495.63      3,014,038.54        664,146.68
total delinquent           12,428,455.95       2,644,522.52       2,600,160.98    2,843,211.05      1,161,275.18        151,080.14
amount valued without       7,371,846.12       1,584,402.47       2,264,389.47    1,748,155.08      1,263,879.57        203,490.50
discounting                 5,289,520.70       1,855,974.40       2,299,466.23    1,266,623.22      1,073,097.68        184,719.76
                            5,549,122.56       1,704,737.57       2,873,160.20      947,192.26      1,077,215.74        145,243.01
                            5,505,194.10       1,961,839.20       4,582,335.28    1,303,500.75      1,147,675.67        129,937.16
                            4,841,682.97       1,921,414.50      10,365,510.40    1,572,750.99      1,412,508.59        367,449.59
                            4,735,558.70       1,868,954.33       6,876,806.25    1,369,788.55      3,085,257.03        225,353.13
                            7,284,400.76       2,141,734.04       3,226,226.00    1,166,155.43      6,592,549.70      1,121,177.95
                            7,653,812.72       3,617,113.04       3,530,297.84    1,381,390.16      2,101,948.12      1,652,430.04
                           21,545,307.93       2,351,879.43       2,576,672.05    1,306,433.94      1,037,903.73        416,849.03
                           17,563,069.20      12,867,986.46       1,794,288.26    1,158,559.14        760,767.63        127,863.87
                           13,896,057.40       8,634,128.19       2,109,667.94    1,387,885.20        880,688.34        123,289.07
                            7,630,180.31       2,795,157.06       1,903,605.47    1,483,772.24        865,861.03        144,639.80
                            7,333,548.54       1,931,437.32       1,777,191.39    1,487,770.35        926,021.30        131,331.49
                            4,538,294.37       1,726,348.93       1,771,735.88      899,280.89        798,190.39        155,838.37
                            4,735,598.76       1,693,724.42       2,191,698.73      971,391.75        848,301.32        118,621.85
                            4,676,012.46       1,953,339.63       3,472,009.51      650,415.30        910,460.62        112,057.87
                            4,279,116.05       1,847,727.58       7,855,243.96      733,671.58      1,089,365.91        344,090.74
                            4,258,063.42       1,804,299.69       4,748,776.08      681,197.05      2,442,293.11        215,830.35
                            4,834,936.67       2,020,268.67       1,906,923.80      575,656.77      5,271,750.54      1,102,190.18
                            5,837,618.11       3,250,869.84       2,164,340.64      926,638.53      1,489,562.17      1,578,276.70
                           18,406,951.02       2,265,861.38       1,413,576.03      758,158.85        673,441.07        384,290.25
                           14,429,414.68      12,693,501.44         737,829.73      593,014.05        348,930.93         67,413.48
                            9,799,857.01       8,518,011.39       1,046,639.20      681,534.54        477,790.81         74,708.96
                            5,747,699.28       2,534,168.99         794,137.27      663,750.85        435,811.87        112,226.44
                            6,646,864.59       1,826,923.92         642,348.99      871,075.21        446,641.93         95,547.94
                            4,073,116.36       1,607,600.24         701,781.39      488,831.82        376,162.65        118,582.18
                            4,242,598.85       1,589,325.37       1,050,503.08       29,293.64        402,742.18         68,616.21
                            4,301,149.03       1,820,250.82       2,130,889.72      108,158.88        478,021.44         76,811.02
                            3,931,310.80       1,696,093.38       5,412,239.16      115,736.44        704,079.71        208,852.16
                            3,817,604.92       1,678,611.69       2,964,074.86       19,381.79      1,586,203.77        141,999.48
                            4,410,871.91       1,892,656.68         910,249.32       77,964.94      3,830,317.81      1,025,806.81
                            5,306,408.17       2,959,438.93         995,288.89       78,664.94        978,040.44      1,416,040.72
                           17,223,090.60       1,977,856.42         403,556.53        6,214.94        403,354.49        300,944.53
                           13,550,783.42      12,344,536.46         111,736.20        6,214.94         95,521.58         39,908.75
                            8,821,655.67       8,124,445.59         140,649.56       65,565.94        189,792.14         47,204.23
                            4,882,176.71       2,137,158.76          46,113.22       23,623.29         41,998.16         57,460.46
                            5,611,324.84       1,494,488.17          10,070.09       30,510.00         66,379.40         22,624.68
                            3,289,450.23       1,264,402.10          16,728.57            0.00         24,000.46         14,706.10
                            3,234,177.22       1,214,337.67         113,928.48            0.00         11,891.62         16,034.09
                            3,204,975.44       1,371,092.65          97,297.22            0.00         20,137.67          3,901.29
                            2,927,498.69       1,336,450.33         459,120.64            0.00        109,805.42         68,539.97
                            2,942,625.98       1,288,553.24          38,717.19            0.00        399,760.72          3,901.29
                            3,391,248.11       1,535,024.03               0.00            0.00         14,504.42        548,782.81
                            4,120,665.41       2,344,258.90          34,284.52            0.00              0.00         30,331.38
                           14,086,732.21       1,574,209.35               0.00            0.00              0.00              0.00
                            9,773,524.10      10,399,765.13               0.00            0.00              0.00              0.00
                            5,934,968.38       6,707,017.01               0.00            0.00              0.00              0.00
                            2,864,720.06       1,370,272.60               0.00            0.00              0.00              0.00
                            3,473,332.00         914,610.17               0.00            0.00              0.00              0.00
                            1,547,204.93         643,093.43               0.00            0.00              0.00              0.00
                            1,532,851.50         539,291.51               0.00            0.00              0.00              0.00
                            1,383,990.96         630,126.48               0.00            0.00              0.00              0.00
                            1,093,526.42         647,505.70               0.00            0.00              0.00              0.00
                            1,159,104.92         593,611.52               0.00            0.00              0.00              0.00
                            1,490,135.83         805,506.57               0.00            0.00              0.00              0.00
                            2,415,661.06       1,473,600.06               0.00            0.00              0.00              0.00
                           10,473,190.48         855,709.82               0.00            0.00              0.00              0.00
                            6,749,706.28       8,044,965.35               0.00            0.00              0.00              0.00
                            3,600,290.25       5,281,694.34               0.00            0.00              0.00              0.00
                            1,181,371.47         890,749.68               0.00            0.00              0.00              0.00
                            1,317,014.18         508,368.45               0.00            0.00              0.00              0.00
                              220,165.78         136,994.39               0.00            0.00              0.00              0.00
                              157,479.31          89,798.40               0.00            0.00              0.00              0.00
                              254,513.22          66,207.24               0.00            0.00              0.00              0.00
                               21,238.46          57,752.19               0.00            0.00              0.00              0.00
                               22,370.17          22,016.45               0.00            0.00              0.00              0.00
                              133,181.56          37,634.02               0.00            0.00              0.00              0.00
                              118,180.66         192,217.79               0.00            0.00              0.00              0.00
                              541,767.57         284,885.72               0.00            0.00              0.00              0.00
                              352,439.24         449,919.50               0.00            0.00              0.00              0.00
                                       -                  -               0.00            0.00              0.00              0.00
                                       -                  -               0.00            0.00              0.00              0.00
                                       -                  -               0.00            0.00              0.00              0.00

Total Time Balance of
Scheduled Cash Flows      393,574,995.64     183,129,817.04      98,763,725.25   35,064,630.92     51,365,942.60     14,361,142.51


                                  Page 1 of 14

CASE EQUIPMENT LOAN TRUST 1998-C

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
$34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005
$21,025,000 6.20% Deferred Purchase Price
$100,000 6.20% Asset Backed Certificates

                                                Settle Date          18-Nov-98
Prepared by  Suzhen Ruan (262) 636-7381                               03/20/01
Scheduled Payment Date                                                                                 15-Mar-01
Actual Payment Date                                                                                    15-Mar-01
Collection Period Begin Date                                                                           06-Feb-01
Collection Period End Date                                           31-Oct-98       30-Nov-98         05-Mar-01
Days in accrual period (30/360)                                                                               30
Days in accrual period (ACT/360)                                                                              28

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                        $8,925,796.27

Warranty Repurchases

    Contracts deferred beyond Final Scheduled Maturity Date                                                $0.00
    Government obligors                                                                                    $0.00
          Total Warranty Repurchases                                                                       $0.00

Total Collections For The Period                                                                   $8,925,796.27

     Pool Balance (Beg. of Collection Period)                                                    $188,842,459.19
     Pool Balance (End of Collection Period)                                                     $181,034,814.96

Total Receivables Collection                                                                       $8,925,796.27
Negative Carry Withdrawls                                                                                  $0.00
Yield Supplement Withdrawals                                                                               $0.00
Spread Account Withdrawals to Pay NoteHolders                                                              $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                    $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                           $89,364.18
Pre-Funding Account Reinvestment Income                                                                    $0.00

     Total Distribution Amount                                                                     $9,015,160.45

MISCELLANEOUS DATA

     TOTAL COLLATERAL

    Scheduled Amounts 30 - 59 days past due                                                        $4,948,929.56
    Scheduled Amounts 60 days or more past due                                                     $3,466,847.50
    Net Losses on Liquidated Receivables                                                            ($520,084.31)
    Number of Loans at Beginning of Period                                                                 9,050
    Number of Loans at End of Period                                                                       8,848
    Repossessed Equipment not Sold or Reassigned (Beginning)                                       $2,317,255.65
    Repossessed Equipment not Sold or Reassigned (End)                                             $2,306,017.77

    Pre-Funding Account Reinvestment Income                                                                $0.00

                                  Page 2 of 14

CASE EQUIPMENT LOAN TRUST 1998-C

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
$34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005
$21,025,000 6.20% Deferred Purchase Price
$100,000 6.20% Asset Backed Certificates

Actual Payment Date                                                                                    15-Mar-01
Collection Period Begin Date                                                                           06-Feb-01
Collection Period End Date                                                                             05-Mar-01

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates
       (Beginning of Period)                                                                     $188,831,671.47
     A-1 Note Beginning Principal Balance                                                                  $0.00
     A-2 Note Beginning Principal Balance                                                                  $0.00
     A-3 Note Beginning Principal Balance                                                          $9,442,442.36
     A-4 Note Beginning Principal Balance                                                        $148,350,000.00
     B Note Beginning Principal Balance                                                            $9,914,229.11
     Deferred Purchase Price Beginning Principal Balance                                          $21,025,000.00
     Certificate Beginning Principal Balance                                                         $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates
       (End of Period)                                                                           $181,024,027.24
     A-1 Note Principal Balance (End of Period)                                                            $0.00
                                                  A-1 Note Pool Factor (End of Period)                 0.0000000
     A-2 Note Principal Balance (End of Period)                                                            $0.00
                                                  A-2 Note Pool Factor (End of Period)                 0.0000000
     A-3 Note Principal Balance (End of Period)                                                    $2,044,699.45
                                                  A-3 Note Pool Factor (End of Period)                 0.0185882
     A-4 Note Principal Balance (End of Period)                                                  $148,350,000.00
                                                  A-4 Note Pool Factor (End of Period)                 1.0000000
     B Note Principal Balance (End of Period)                                                      $9,504,327.79
                                                  B Note Pool Factor (End of Period)                   0.2785151
     Deferred Purchase Price Principal Balance (End of Period)                                    $21,025,000.00
                                                  Deferred Purchase Price Pool Factor
                                                   (End of Period)                                     1.0000000
     Certificate Principal Balance (end of Period)                                                   $100,000.00
                                                  Certificate Pool Factor (endof Period)               1.0000000

COLLATERAL VALUE DECLINE                                                                           $7,807,644.23
     Pool Balance (Beg. of Collection Period)                                                    $188,842,459.19
     Pool Balance (End of Collection Period)                                                     $181,034,814.96

Total Distribution Amount (TDA)                                                                    $9,015,160.45
     Total Collections and Investment Income for the Period                                        $9,015,160.45
     Negative Carry Withdrawls                                                                             $0.00
     Yield Supplement Withdrawals                                                                          $0.00

Principal Distribution Amount  (PDA)                                                               $7,807,644.23

Principal Allocation to Notes, Deferred Purchase Price and Certificates                            $7,807,644.23
     A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                       $0.00
     A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                       $0.00
     A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)               $7,397,742.91
     A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                       $0.00
     B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                   $409,901.32
     Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                $0.00
     Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                   $0.00

Interest Distributable Amount                                                                      $1,117,327.19
     Noteholders' Interest Distributable Amount applicable to A-1 Notes                                    $0.00
     Noteholders' Interest Distributable Amount applicable to A-2 Notes                                    $0.00
     Noteholders' Interest Distributable Amount applicable to A-3 Notes                               $43,435.23
     Noteholders' Interest Distributable Amount applicable to A-4 Notes                              $693,536.25
     Noteholders' Interest Distributable Amount applicable to B Notes                                 $51,223.52
     Deferred Purchase Price Interest Distributable Amount                                           $327,574.16
     Certificateholders'  Interest Distributable Amount                                                $1,558.03

Spread Account

     Beginning Spread Account Balance                                                             $12,851,066.94
     Deposit to Spread Account from Pre-Funding Account                                                    $0.00
     Deposit to Spread Account from Excess Collections over Distributions                            $419,154.55
     Distribution from Spread Account for Interest / Principal Shortfall                                   $0.00

     Specified Spread Account Balance                                                             $13,000,215.75
     Ending Spread Account Balance (after distributions)                                          $13,000,215.75

Credit Enhancement                                                                                          7.19%
     Spread account % of Ending Pool Balance                                                                7.18%
     Overcollateralization % of Ending Pool Balance                                                         0.01%

Scheduled Amounts 30 - 59 days past due                                                            $4,948,929.56
                                                  as % of Ending Pool Balance                               2.73%
Scheduled Amounts 60 days or more past due                                                         $3,466,847.50
                                                  as % of Ending Pool Balance                               1.92%
Net Losses on Liquidated Receivables                                                                ($520,084.31)
                                                  as % of Ending Pool Balance                              -0.29%
                                  Page 3 of 14

PART III -- SERVICING CALCULATIONS                                                       15-Mar-01

1.  SOURCES AND USES
    OF COLLECTION
    ACCOUNT BALANCE       Pool 1 (Retail)    Pool 3 (Retail)            Pool 1          Pool 2            Pool 3            Pool 4
                                  Cutoff             Cutoff

Wtd. Avg. APR                      8.689%             8.577%             8.689%          8.689%            8.577%            8.504%
Contract Value (Beg. of
  Collection Period),
  by origination pool                                           $93,024,941.76  $35,316,757.17    $47,620,256.15    $12,880,504.11
Contract Value  (End of
  Collection Period), by
  origination pool       $327,736,982.68    $149,354,402.32     $89,611,555.15  $32,634,022.35    $46,190,809.19    $12,598,428.27
                         ---------------    ---------------     --------------  --------------    --------------    --------------
Contract Value Decline                                           $3,413,386.61   $2,682,734.82     $1,429,446.96       $282,075.84
                                                                          3.67%           7.60%             3.00%             2.19%
Initial Pool Balance                                           $650,010,787.72
Pool Balance (End of Collection Period)                        $181,034,814.96

Collections and Investment Income for the period                 $9,015,160.45
Negative Carry Withdrawls                                                $0.00
Yield Supplement Withdrawals                                             $0.00

Total Distribution Amount (TDA)                                  $9,015,160.45
Principal Distribution Amount  (PDA)                             $7,807,644.23

Initial B Percentage                                                     5.250%
Unscheduled Principal (per pool)                                         $0.00           $0.00             $0.00             $0.00
Total Unscheduled Principal                                              $0.00

                                  Page 4 of 14

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

Principal Distributable Amount                                    7,807,644.23

A-1 Note Beginning Principal Balance                                     $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)         $0.00
A-1 Noteholders' Share of the Principal Distribution Amount               0.00%
Preliminary A-1 Noteholders' Principal Distributable Amount
  (including One-Time Excess Prefund Acct. Pmt.)                         $0.00
One-Time Excess Prefunding Account Payment                               $0.00
A-1 Noteholders' Principal Distributable Amount
  (including Carryover Shortfall)                                        $0.00

Principal Distributable Amount Remaining                         $7,807,644.23

A-2 Note Beginning Principal Balance                                     $0.00
A-2 Noteholders' Principal Carryover Shortfall
  (Previous Period)                                                      $0.00
A-2 Noteholders' Share of the Principal Distribution Amount               0.00%
A-2 Noteholders' Principal Distributable Amount
  (including Carryover Shortfall)                                        $0.00

Principal Distributable Amount Remaining                         $7,807,644.23

A-3 Note Beginning Principal Balance                             $9,442,442.36
A-3 Noteholders' Principal Carryover Shortfall
  (Previous Period)                                                      $0.00
A-3 Noteholders' Share of the Principal Distribution Amount              94.75%
A-3 Noteholders' Principal Distributable Amount
  (including Carryover Shortfall)                                $7,397,742.91

Principal Distributable Amount Remaining                           $409,901.32

A-4 Note Beginning Principal Balance                           $148,350,000.00
A-4 Noteholders' Principal Carryover Shortfall
  (Previous Period)                                                      $0.00
A-4 Noteholders' Share of the Principal Distribution Amount               0.00%
A-4 Noteholders' Principal Distributable Amount
  (including Carryover Shortfall)                                        $0.00

Principal Distributable Amount Remaining                           $409,901.32

B Note Beginning Principal Balance                               $9,914,229.11
B Noteholders' Principal Carryover Shortfall
  (Previous Period)                                                      $0.00
B Noteholders' Share of the Principal Distribution Amount                 5.25%
B Noteholders' Principal Distributable Amount
  (including Carryover Shortfall)                                  $409,901.32

Principal Distributable Amount Remaining                                 $0.00

Deferred Purchase Price Beginning Principal Balance             $21,025,000.00
Deferred Purchase Price Principal Carryover Shortfall
  (Previous Period)                                                      $0.00
Deferred Purchase Price Share of the
  Principal Distribution Amount                                           0.00%
Deferred Purchase Price Principal Distributable Amount
  (including Carryover Shortfall)                                        $0.00

Certificate Purchase Price Beginning Principal Balance             $100,000.00
Certificateholders' Principal Carryover Shortfall
  (Previous Period)                                                      $0.00
Certificateholders' Share of the Principal Distribution Amount            0.00%
Certificateholders' Principal Distributable Amount
  (including Carryover Shortfall)                                        $0.00

Interest Accrued on Class A-1 Notes this period      5.4200%             $0.00
Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-1 Notes                              $0.00
Interest Due (in Arrears) on above Shortfall                             $0.00
Noteholders' Interest Distributable Amount
  applicable to A-1 Notes                                                $0.00

Interest Accrued on Class A-2 Notes this period      5.4900%             $0.00
Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-2 Notes                              $0.00
Interest Due (in Arrears) on above Shortfall                             $0.00
Noteholders' Interest Distributable Amount
  applicable to A-2 Notes                                                $0.00

Interest Accrued on Class A-3 Notes this period      5.5200%        $43,435.23
Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-3 Notes                              $0.00
Interest Due (in Arrears) on above Shortfall                             $0.00
Noteholders' Interest Distributable Amount
  applicable to A-3 Notes                                           $43,435.23

Interest Accrued on Class A-4 Notes this period      5.6100%       $693,536.25
Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-4 Notes                              $0.00
Interest Due (in Arrears) on above Shortfall                             $0.00
Noteholders' Interest Distributable Amount
  applicable to A-4 Notes                                          $693,536.25

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period  $736,971.48
Offered Noteholders' Interest Carryover Shortfall
  (Previous Period)                                                      $0.00
Interest Due (in Arrears) on above Shortfall                             $0.00
Offered Noteholders' Interest Distributable Amount                 $736,971.48

Interest Accrued on Class B Notes this period        6.2000%        $51,223.52
Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to B Notes                                $0.00
Interest Due (in Arrears) on above Shortfall                             $0.00
Noteholders' Interest Distributable Amount
  applicable to B Notes                                             $51,223.52

Interest Accrued on Deferred Purchase
  Price this period                                  6.2000%       $108,629.17
Deferred Purchase Price Interest Carryover
  Shortfall (Previous Period)                                      $217,819.59
Interest Due (in Arrears) on Above Shortfall                         $1,125.40
Deferred Purchase Price Interest Distributable Amount              $327,574.16

Interest Accrued on Certificates this period         6.2000%           $516.67
Certificateholders' Interest Carryover
  Shortfall (Previous Period)                                        $1,036.01
Interest Due (in Arrears) on Above Shortfall                             $5.35
Certificateholders' Interest Distributable Amount                    $1,558.03

                                  Page 5 of 14

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                               $9,015,160.45

Administration Fee Shortfall (Previous Period)                           $0.00
Administration Fee Accrued during this Period       $500.00            $166.67
Administration Fee Paid this Period from TDA                           $166.67
Administration Fee Shortfall                                             $0.00

Total Distribution Amount Remaining                              $9,014,993.78

Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-1 Notes                              $0.00
Interest Due (in Arrears) on above Shortfall                             $0.00
Interest Accrued on Class A-1 Notes this period                          $0.00
Noteholders' Interest applicable to A-1 Notes
  Paid this Period from TDA                                              $0.00
Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-1 Notes                               $0.00

Noteholders' Interest Carryover Shortfall
 (Previous Period) applicable to A-2 Notes                               $0.00
Interest Due (in Arrears) on above Shortfall                             $0.00
Interest Accrued on Class A-2 Notes this period                          $0.00
Noteholders' Interest applicable to A-2 Notes
  Paid this Period from TDA                                              $0.00
Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-2 Notes                               $0.00

Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-3 Notes                              $0.00
Interest Due (in Arrears) on above Shortfall                             $0.00
Interest Accrued on Class A-3 Notes this period                     $43,435.23
Noteholders' Interest applicable to A-3 Notes
  Paid this Period from TDA                                         $43,435.23
Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-3 Notes                               $0.00

Noteholders' Interest Carryover Shortfall
  (Previous Period) applicable to A-4 Notes                              $0.00
Interest Due (in Arrears) on above Shortfall                             $0.00
Interest Accrued on Class A-4 Notes this period                    $693,536.25
Noteholders' Interest applicable to A-4 Notes
  Paid this Period from TDA                                        $693,536.25
Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-4 Notes                               $0.00

Offered Noteholders' Interest Carryover Shortfall
  (Previous Period)                                                      $0.00
Interest Due (in Arrears) on above Shortfall                             $0.00
Interest Accrued on Class A-1, A-2, A-3 and
  A-4 Notes this period                                            $736,971.48
Offered Noteholders' Interest Paid this Period from TDA            $736,971.48
Preliminary A Noteholders' Interest Carryover
  Shortfall (Current Period)                                             $0.00

Total Distribution Amount Remaining                              $8,278,022.30

Noteholders' Interest Carryover Shortfall
  Previous Period) applicable to B Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                             $0.00
Interest Accrued on B Notes this period                             $51,223.52
Noteholders' Interest applicable to B Notes
  Paid this Period from TDA                                         $51,223.52
Preliminary Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to B Notes                                 $0.00

Total Distribution Amount Remaining                              $8,226,798.78

A-1 Noteholders' Principal Carryover Shortfall
  (Previous Period)                                                      $0.00
A-1 Noteholders' Monthly Principal Distributable
  Amount (including Caryover Shortfall)                                  $0.00
A-1 Noteholders' Principal Distributable Amount
  Paid from TDA                                                          $0.00
Preliminary A-1 Noteholders' Principal Carryover
  Shortfall (Current Period)                                             $0.00

Total Distribution Amount Remaining                              $8,226,798.78

A-2 Noteholders' Principal Carryover Shortfall
  (Previous Period)                                                      $0.00
A-2 Noteholders' Monthly Principal Distributable
  Amount (including Caryover Shortfall)                                  $0.00
A-2 Noteholders' Principal Distributable Amount
  Paid from TDA                                                          $0.00
Preliminary A-2 Noteholders' Principal Carryover
  Shortfall (Current Period)                                             $0.00

Total Distribution Amount Remaining                              $8,226,798.78

A-3 Noteholders' Principal Carryover Shortfall
  (Previous Period)                                                      $0.00
A-3 Noteholders' Monthly Principal Distributable
  Amount (including Caryover Shortfall)                          $7,397,742.91
A-3 Noteholders' Principal Distributable Amount
  Paid from TDA                                                  $7,397,742.91
Preliminary A-3 Noteholders' Principal Carryover
  Shortfall (Current Period)                                             $0.00

Total Distribution Amount Remaining                                $829,055.87

A-4 Noteholders' Principal Carryover Shortfall
  (Previous Period)                                                      $0.00
A-4 Noteholders' Monthly Principal Distributable
  Amount (including Caryover Shortfall)                                  $0.00
A-4 Noteholders' Principal Distributable Amount
  Paid from TDA                                                          $0.00
Preliminary A-4 Noteholders' Principal Carryover
  Shortfall (Current Period)                                             $0.00

Total Distribution Amount Remaining                                $829,055.87

B Noteholders' Principal Carryover Shortfall
  (Previous Period)                                                      $0.00
B Noteholders' Monthly Principal Distributable
  Amount (including Caryover Shortfall)                            $409,901.32
B Noteholders' Principal Distributable Amount
  Paid from TDA                                                    $409,901.32
Preliminary B Noteholders' Principal Carryover
  Shortfall (Current Period)                                             $0.00

Total Excess Distribution Amount Remaining                         $419,154.55

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                    $0.00

New Collateral Purchased                                                 $0.00
Deposit to Spread Account                              2.00%             $0.00
Deposit to Yield Supplement Account                                      $0.00
Payment to Seller                                                        $0.00
                                                                         -----
Payment to Class A-1 after Funding is Complete                           $0.00

Ending Pre-Funding Account Balance                                       $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                            $0.00

Adjusted Ending Pre-Funding Account Balance                              $0.00

                                  Page 6 of 14

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                 $0.00
Negative Carry                                                        3.052000%
Number of Days Remaining                                                0 days

Pre-Funded Percentage                                                    0.000%
Negative Carry Withdrawls                                                $0.00
Cumulative Negative Carry Withdrawls                               $593,232.45
Maximum Negative Carry Amount                                            $0.00
Required Negative Carry Account Balance                                  $0.00
Interim Ending Negative Carry Account Balance                            $0.00
Negative Carry Amount Released to Seller                                 $0.00

Ending Negative Carry Account Balance                                    $0.00

6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance                               $0.00
Deposit to Yield Supplement Account from Pre-Funding Account             $0.00
Receivables Percentage                                                  100.00%
Withdrawal of Yield Supplement Amount                                    $0.00
Maximum Yield Supplement Amount                                          $0.00
Required Yield Supplement Amount                                         $0.00
Interim Yield Supplement Account Balance                                 $0.00
Yield Supplement Amount Released to Seller                               $0.00

Ending Yield Supplement Account Balance                                  $0.00

                                  Page 7 of 14

7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                $12,851,066.94
Deposit to Spread Account from
  Pre-Funding Account                                                    $0.00
Deposit to Spread Account from Excess
  Collections over Distributions                                   $419,154.55

Distribution from Spread Account to
  Noteholders' Distr. Account                                            $0.00
Adj to Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period)
  applicable to A-1 Notes                                                $0.00
Adj to Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period)
  applicable to A-2 Notes                                                $0.00
Adj to Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period)
  applicable to A-3 Notes                                                $0.00
Adj to Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period)
  applicable to A-4 Notes                                                $0.00
Remaining Distributed Spread Account
  Amount to Noteholders' Distr. Account                                  $0.00

Adj to Preliminary Noteholders' Interest
  Carryover Shortfall (Current Period)
  applicable to B Notes                                                  $0.00

Remaining Distributed Spread Account
  Amount to Noteholders' Distr. Account                                  $0.00
Adj to Preliminary A-1 Noteholders' Principal
  Carryover Shortfall (Current Period)                                   $0.00
Adj to Preliminary A-2 Noteholders' Principal
  Carryover Shortfall (Current Period)                                   $0.00
Adj to Preliminary A-3 Noteholders' Principal
  Carryover Shortfall (Current Period)                                   $0.00
Adj to Preliminary A-4 Noteholders' Principal
  Carryover Shortfall (Current Period)                                   $0.00

Remaining Distributed Spread Account
  Amount to Noteholders' Distr. Account                                  $0.00
Adj to Preliminary B Noteholders' Principal
  Carryover Shortfall (Current Period)                                   $0.00

Preliminary Spread Account Balance Remaining                    $13,270,221.49

Cumulative Realized Losses since
  31-July-98 (Cut-off Date)                                     $10,294,807.47
Are Cum. Realized Losses > 2.25% of
  Initial Pool Balance?                                  NO
12*(Realized Losses during Collection Period)
  + Repos at end of Collection Period                           ($3,934,993.95)
Is 12*Realized Losses + Unliq. Repos >
  1.65% of Beg. Pool Balance?                            NO
60 day or > Delinquent Scheduled Amounts                         $3,466,847.50
Are 60 day or > Delinquencies > 2.25%
  of Ending Pool Balance?                                NO
Are any of the three conditions "YES"?                   NO

Preliminary A-1 Note Principal
  Balance (End of Period)                                                $0.00
Preliminary A-2 Note Principal
  Balance (End of Period)                                                $0.00
Preliminary A-3 Note Principal
  Balance (End of Period)                                        $2,044,699.45
Preliminary A-4 Note Principal
  Balance (End of Period)                                      $148,350,000.00
Preliminary B Note Principal
  Balance (End of Period)                                        $9,504,327.79
Preliminary Total Principal
  Balance of Notes  (End of Period)                            $159,899,027.24

Specified Spread Account Balance                                 13,000,215.75
Lesser of:
(a) 2.00% of the Initial Pool Balance                  2.00%     13,000,215.75

(b) the Note Balance                                            159,899,027.24

Preliminary Spread Account Balance Remaining                    $13,270,221.49
Preliminary Excess Amount in Spread Account                        $270,005.74
Preliminary Shortfall Amount in Spread Account                           $0.00

Deposit to Spread Account from
  Remaing Excess Distribution                                      $149,148.81

Spread Account Excess                                              $270,005.74

Ending Spread Account Balance (after distributions)             $13,000,215.75
Net Change in Spread Account Balance                               $149,148.81

Total Excess Distribution Amount Remaining                         $270,005.74

Deferred Purchase Price Interest
  Carryover Shortfall (Previous Period)                            $217,819.59
Interest Due (in Arrears) on Above Shortfall                         $1,125.40
Interest Accrued on Deferred Purchase Price this period            $108,629.17
Deferred Purchase Price Interest Paid
  from Excess Distribution                                         $268,727.60
Preliminary Deferred Purchase Price
  Interest Carryover Shortfall (Current Period)                     $58,846.56

Certificateholders' Interest Carryover
  Shortfall (Previous Period)                                        $1,036.01
Interest Due (in Arrears) on Above Shortfall                             $5.35
Interest Accrued on Certificates this period                           $516.67
Certificateholders' Interest Paid from
  Excess Distribution                                                $1,278.14
Certificateholders' Interest Carryover
  Shortfall (Current Period)                                           $279.89

Total Excess Distribution Amount Remaining                               $0.00

Deferred Purchase Price Principal Carryover
  Shortfall (Previous Period)                                            $0.00
Deferred Purchase Price Principal Distributable
  Amount current period (including Carryover Shortfall)                  $0.00
Deferred Purchase Price Principal Distributable Amount
  Paid from Fixed and Floating Rate Excess Distrbution                   $0.00
Preliminary Deferred Purchase Price Principal
  Carryover Shortfall (Current Period)                                   $0.00

Certificateholders' Principal Carryover
  Shortfall (Previous Period)                                            $0.00
Certificateholders' Principal Distributable
  Amount current period (including Carryover Shortfall)                  $0.00
Certificateholders' Principal Distributable
  Amount Paid from Fixed and Floating Rate Excess Distrbution            $0.00
Preliminary Certificateholders' Principal
  Carryover Shortfall (Current Period)                                   $0.00

Total Excess Distribution Amount Remaining                               $0.00

Servicing Fee Shortfall (Previous Period)                        $1,426,541.43
Servicing Fees Accrued during this Period              1.00%       $157,368.72
Adjustment to Servicing Fee                                              $0.00
Adjustment to Excess Distribution Amount Remaining                       $0.00
Servicing Fees Paid this Period from Excess Distribution                 $0.00
Servicing Fee Shortfall                                          $1,583,910.15

Total Excess Distribution Amount Remaining                               $0.00

                                  Page 8 of 14

8.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-1 Notes                               $0.00
Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-2 Notes                               $0.00
Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-3 Notes                               $0.00
Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to A-4 Notes                               $0.00
Noteholders' Interest Carryover Shortfall
  (Current Period) applicable to B Notes                                 $0.00
A-1 Noteholders' Principal Carryover
  Shortfall (Current Period)                                             $0.00
A-2 Noteholders' Principal Carryover
  Shortfall (Current Period)                                             $0.00
A-3 Noteholders' Principal Carryover
  Shortfall (Current Period)                                             $0.00
A-4 Noteholders' Principal Carryover
  Shortfall (Current Period)                                             $0.00
B Noteholders' Principal Carryover
  Shortfall (Current Period)                                             $0.00
Deferred Purchase Price Interest Carryover
  Shortfall  (Current Period)                                       $58,846.56
Deferred Purchase Price Principal Carryover
  Shortfall  (Current Period)                                            $0.00
Certificateholders' Interest Carryover
  Shortfall  (Current Period)                                          $279.89
Certificateholders' Principal Carryover
  Shortfall  (Current Period)                                            $0.00

A-1 Note Principal Balance (End of Period)                                0.00
A-2 Note Principal Balance (End of Period)                               $0.00
A-3 Note Principal Balance (End of Period)                       $2,044,699.45
A-4 Note Principal Balance (End of Period)                     $148,350,000.00
B Note Principal Balance (End of Period)                         $9,504,327.79
Deferred Purchase Price Principal Balance
  (End of Period)                                               $21,025,000.00
Certificate Principal Balance (end of Period)                      $100,000.00
Total Principal Balance of Notes, Deferred
  Purchase Price and Certificates (End of Period)              $181,024,027.24

A-1 Note Pool Factor (End of Period)         $86,400,000.00          0.0000000
A-2 Note Pool Factor (End of Period)        $250,000,000.00          0.0000000
A-3 Note Pool Factor (End of Period)        $110,000,000.00          0.0185882
A-4 Note Pool Factor (End of Period)        $148,350,000.00          1.0000000
B Note Pool Factor (End of Period)           $34,125,000.00          0.2785151
Deferred Purchase Price Pool Factor
  (End of Period)                            $21,025,000.00          1.0000000
Certificate Pool Factor (endof Period)          $100,000.00          1.0000000
Total Notes, Deferred Purchase Price
  & Certificates Pool Factor
  (End of Period)                                                    0.2784985

Specified Spread Account Balance
  (after all distributions and adjustments)                     $13,000,215.75

Yield Supplement Account Balance
  (after alldistributions and adjustment):                               $0.00

                                  Page 9 of 14

CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO NOTEHOLDERS

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
$34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005
$21,025,000 6.20% Deferred Purchase Price
$100,000 6.20% Asset Backed Certificates

Payment Date:                                                        15-Mar-01

(1)  Amount of principal being paid on the Notes:

     (a)   A-1 Notes:                                                     $0.00
           per $1,000 original principal amount:                          $0.00

     (b)   A-2 Notes:                                                     $0.00
           per $1,000 original principal amount:                          $0.00

     (c)   A-3 Notes:                                             $7,397,742.91
           per $1,000 original principal amount:                         $67.25

     (d)   A-4 Notes:                                                     $0.00
           per $1,000 original principal amount:                          $0.00

     (e)   B Notes:                                                 $409,901.32
           per $1,000 original principal amount:                         $12.01

     (f)   Total                                                  $7,807,644.23

(2)  Interest Paid on the Notes

     (a)   A-1 Notes:                                                     $0.00
           per $1,000 original principal amount:                          $0.00

     (b)   A-2 Notes:                                                     $0.00
           per $1,000 original principal amount:                          $0.00

     (c)   A-3 Notes:                                                $43,435.23
           per $1,000 original principal amount:                          $0.39

     (d)   A-4 Notes:                                               $693,536.25
           per $1,000 original principal amount:                          $4.68

     (e)   B Notes:                                                  $51,223.52
           per $1,000 original principal amount:                          $1.50

     (f)   Total                                                    $788,195.00

(3)  Pool Balance at the end of the related
           Collection Period                                    $181,034,814.96

(4)  After giving effect to distributions on
           current Payment Date:

     (a)  (i)  outstanding principal amount of A-1 Notes:                 $0.00
          (ii)  A-1 Note Pool Factor:                                 0.0000000

     (b)  (i)  outstanding principal amount of A-2 Notes:                 $0.00
          (ii)  A-2 Note Pool Factor:                                 0.0000000

     (c)  (i)  outstanding principal amount of A-3 Notes:         $2,044,699.45
          (ii)  A-3 Note Pool Factor:                                 0.0185882

     (d)  (i)  outstanding principal amount of A-4 Notes:       $148,350,000.00
          (ii)  A-4 Note Pool Factor:                                 1.0000000

     (e)  (i)  outstanding principal amount of B Notes:           $9,504,327.79
          (ii)  B Note Pool Factor:                                   0.2785151

     (f)  (i)  Deferred Purchase Price Balance                   $21,025,000.00
          (ii)  Deferred Purchase Price Pool Factor:                  1.0000000

     (g)  (i)  Certificate Balance                                  $100,000.00
          (ii)  Certificate Pool Factor:                             1.00000000

(5)  Amount of Servicing Fee:                                             $0.00
          per $1,000 Beginning of Collection Period:                 0.00000000

(6)  Amount of Administration Fee:                                      $166.67
          per $1,000 Beginning of Collection Period:                 0.00179163

(7)  Aggregate Purchase Amounts for Collection Period:                    $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                      ($520,084.31)

(9)  Amount in Spread Account:                                   $13,000,215.75

(10)  Amount in Pre-Funding Account:                                      $0.00

(11)  For the Final payment date with respect
       to the Funding Period, the                                            NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                   $0.00

(13)  Amount in Yield Supplement Account:                                 $0.00

                                 Pabe 10 of 14

CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO CERTIFICATEHOLDERS

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
$34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005
$21,025,000 6.20% Deferred Purchase Price
$100,000 6.20% Asset Backed Certificates

Payment Date:                                                        15-Mar-01

(1)  Amount of principal being paid or distributed:

     (a)   A-1 Notes:                                                     $0.00
           per $1,000 original principal amount:                          $0.00

     (b)   A-2 Notes:                                                     $0.00
           per $1,000 original principal amount:                          $0.00

     (c)   A-3 Notes:                                             $7,397,742.91
           per $1,000 original principal amount:                         $67.25

     (d)   A-4 Notes:                                                     $0.00
           per $1,000 original principal amount:                          $0.00

     (e)   B Notes:                                                 $409,901.32
           per $1,000 original principal amount:                         $12.01

     (f)   Deferred Purchase Price:                                       $0.00
           per $1,000 original principal amount:                          $0.00

     (g)   Certificates:                                                   0.00
           per $1,000 original principal amount:                          $0.00

     (h)   Total:                                                 $7,807,644.23

(2)   Amount of interest being paid or distributed:

     (a)   A-1 Notes:                                                     $0.00
           per $1,000 original principal amount:                          $0.00

     (b)   A-2 Notes:                                                     $0.00
           per $1,000 original principal amount:                          $0.00

     (c)   A-3 Notes:                                                $43,435.23
           per $1,000 original principal amount:                          $0.39

     (d)   A-4 Notes:                                               $693,536.25
           per $1,000 original principal amount:                          $4.68

     (e)   B Notes:                                                  $51,223.52
           per $1,000 original principal amount:                          $1.50

     (f)   Deferred Purchase Price:                                 $268,727.60
           per $1,000 original principal amount:                         $12.78

     (g)   Certificates:                                              $1,278.14
           per $1,000 original principal amount:                         $12.78

     (h)   Total:                                                 $1,058,200.74

(3)  Pool Balance at end of related Collection Period:          $181,034,814.96

(4)  After giving effect to distributions on this Payment Date:

     (a)  (i)  outstanding principal amount of A-1 Notes:                 $0.00
          (ii)  A-1 Note Pool Factor:                                 0.0000000

     (b)  (i)  outstanding principal amount of A-2 Notes:                 $0.00
          (ii)  A-2 Note Pool Factor:                                 0.0000000

     (c)  (i)  outstanding principal amount of A-3 Notes:         $2,044,699.45
          (ii)  A-3 Note Pool Factor:                                 0.0185882

     (d)  (i)  outstanding principal amount of A-4 Notes:       $148,350,000.00
          (ii)  A-4 Note Pool Factor:                                 1.0000000

     (e)  (i)  outstanding principal amount of B Notes:           $9,504,327.79
          (ii)  C Note Pool Factor:                                   0.2785151

     (f)  (i)  Deferred Purchase Price Balance                   $21,025,000.00
          (ii)  Certificate Pool Factor:                              1.0000000

     (g)  (i)  Certificate Balance                                   100,000.00
          (ii)  Certificate Pool Factor:                              1.0000000

(5)  Amount of Servicing Fee:                                             $0.00
          per $1,000 Beginning of Collection Period:                  0.0000000

(6)  Amount of Administration Fee:                                      $166.67
          per $1,000 Beginning of Collection Period:                  0.0017916

(7)  Aggregate Purchase Amounts for Collection Period:                    $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                      ($520,084.31)

(9)  Amount in Spread Account:                                   $13,000,215.75

(10)  Amount in Pre-Funding Account:                                      $0.00

(11)  For the Final payment date with respect to the
       Funding Period, the Remaining Pre-Funded Amount                       NA

(12)  Amount in Negative Carry Account:                                   $0.00

(13)  Amount in Yield Supplement Account:                                 $0.00

                                 Page 11 of 14

CASE EQUIPMENT LOAN TRUST 1998-C
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
$34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005
$21,025,000 6.20% Deferred Purchase Price
$100,000 6.20% Asset Backed Certificates

Payment Date:                                                                        15-Mar-01

(1)  Payment of Administration Fee to Administrator:                                   $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                  $788,195.00

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                        $7,807,644.23

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:               $268,727.60

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                     $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                     $1,278.14

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                         $0.00

(8)  Payment of Servicing Fee to Servicer:                                               $0.00

(9) Release to Seller from Excess Collections over Distributions                         $0.00

Check for Error                                                          NO ERROR
Sum of Above Distributions                                               $9,015,160.45
Total Distribution Amount plus Releases to Seller                        $9,015,160.45

                                 Pabe 12 of 14

CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
$34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005
$21,025,000 6.20% Deferred Purchase Price
$100,000 6.20% Asset Backed Certificates

Payment Date:                                                                        15-Mar-01
(1)   Total Distribution Amount:                                                 $9,015,160.45

(2)   Administration Fee:                                                              $166.67

(3)   Noteholders' Interest Distributable Amount applicable to A-1 Notes:                $0.00

(4)   Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                 $0.00

(5)   Noteholders' Interest Distributable Amount applicable to A-2 Notes:                $0.00

(6)   Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                 $0.00

(7)   Noteholders' Interest Distributable Amount applicable to A-3 Notes:           $43,435.23

(8)   Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                 $0.00

(9)   Noteholders' Interest Distributable Amount applicable to A-4 Notes:          $693,536.25

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                 $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:             $51,223.52

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                   $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                          $788,195.00
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                           $0.00

(15)  % of Fixed Rate Principal Distribution Amount
        applicable to A-1 Noteholders                                                     0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                    $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                   $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                           $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable
        to A-2 Noteholders                                                                0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                    $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                   $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                   $7,397,742.91

(23)  % of Fixed Rate Principal Distribution Amount
        applicable to A-3 Noteholders                                                    94.75%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                    $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                           $7,397,742.91

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                           $0.00

(27)  % of Fixed Rate Principal Distribution Amount
        applicable to A-4 Noteholders                                                     0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                    $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                   $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                       $409,901.32

(31)  % of Fixed Rate & Floating Rate Principal Distribution
        Amount applicable to B Noteholders                                                5.25%

(32)  B Noteholders' Principal Carryover Shortfall:                                      $0.00

(33)  B Noteholders' Principal Distributable Amount:                               $409,901.32

(34)  Noteholders' Principal Distribution Amount:                                $7,807,644.23

(35)  Noteholders' Distributable Amount:                                         $8,595,839.23

                                 Page 13 of 14

(36)  Deposit to Spread Account (from excess collections):                         $419,154.55

(37)  Specified Spread Account Balance (after all
        distributions and adjustments) :                                        $13,000,215.75
     The Lesser of:

     (a) 2.00% of the Initial Pool Balance                                      $13,000,215.75


     (b) the Note Balance                                                      $159,899,027.24

(38)  Spread Account Balance over the Specified
        Spread Account Balance:                                                    $270,005.74

(39)  Deffered Purchase Price Interest Distribution Amount:                        $268,727.60

(40)  Deffered Purchase Price Interest Carryover Shortfall:                         $58,846.56

(41)  % of Fixed Rate & Floating Rate Principal Distribution
        Amount applicable to Deffered Purchase Price                                      0.00%

(42)  Deffered Purchase Price Principal Distributable
        Amount applicable to current period                                              $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                             $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                             $0.00

(45)  Deffered Purchase Price Distribution Amount:                                 $268,727.60

(39)  Certificateholders' Interest Distribution Amount:                              $1,278.14

(40)  Certificateholders' Interest Carryover Shortfall:                                $279.89

(41)  % of Fixed Rate & Floating Rate Principal Distribution
        Amount applicable to Certificates                                                 0.00%

(42)  Certificates Principal Distributable Amount applicable to
        current period                                                                   $0.00

(43)  Certificates Principal Carryover Shortfall:                                        $0.00

(44)  Certificates Principal Distribution Amount:                                        $0.00

(45)  Certificates Distribution Amount:                                              $1,278.14

(46)  Servicing Fee:                                                                     $0.00
==============================================================================================

CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
$34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005
$21,025,000 6.20% Deferred Purchase Price
$100,000 6.20% Asset Backed Certificates

Payment Date:                                                                        00-Jan-00

(47)  Excess Amounts Distributed To Seller:
     (a) Release of Remaining Fixed and Floating Rate Excess Distributions               $0.00
     (b) Release of Excess Amount in Negative Carry Account                              $0.00
     (b) Release of Excess Amount in Yield Supplement Account                            $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
        into the Note Distribution Account                                               $0.00

(49)  Pool Balance as of the opening of business on the first day of
        the Collection Period in which the Payment Date occurs:                $188,842,459.19

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                   $0.00
           A-1 Note Pool Factor:                                                     0.0000000

           Outstanding Principal Balance of A-2 Notes:                                   $0.00
           A-2 Note Pool Factor:                                                     0.0000000

           Outstanding Principal Balance of A-3 Notes:                           $2,044,699.45
           A-3 Note Pool Factor:                                                     0.0185882

           Outstanding Principal Balance of A-4 Notes:                         $148,350,000.00
           A-4 Note Pool Factor:                                                     1.0000000

           Outstanding Principal Balance of B Notes:                             $9,504,327.79
           B Note Pool Factor:                                                       0.2785151

           Outstanding Principal Balance of the Deferred Purchase Price:        $21,025,000.00
           Deferred Purchase Price Pool Factor:                                      1.0000000

           Outstanding Principal Balance of the Certificates:                       100,000.00
           Certificate Pool Factor:                                                  1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                          $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:      ($520,084.31)

(53)  Spread Account Balance after giving effect to all distributions:          $13,000,215.75

CASE EQUIPMENT LOAN TRUST 1999-A

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005 $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates


Prepared by Bridget Fassett of Jefferson Wells (262) 636-5155

                    ----------------------------------------------------------------------------------------------------------------
NPV Data               05-Mar-01        05-Mar-01       05-Mar-01      05-Mar-01       05-Mar-01       05-Mar-01       05-Mar-01
Input Section       ----------------------------------------------------------------------------------------------------------------
Scheduled cash           Pool 1A          Pool 1B         Pool 1C         Pool 2          Pool 3          Pool 4          Pool 5
 flows as of the        (Retail)            (FPL)      (Forestry)
                    7,743,461.95     2,365,603.07      858,370.15   5,648,131.53    4,168,860.16    3,021,359.21      639,055.69
                    2,707,883.60       683,200.94      260,097.97   1,475,278.13    6,987,413.87    3,474,320.49      395,848.10
                    2,640,259.06       627,732.60      262,754.65   1,139,567.19    1,435,296.14    4,136,373.98      748,151.63
                    2,830,060.08       654,714.33      277,631.14   1,088,809.31    1,315,235.96    1,277,741.21    1,027,298.78
                    3,073,006.45       650,408.50      278,174.16   1,140,137.95    1,421,966.26    1,308,714.95      430,592.31
                    2,938,315.61       619,997.76      273,075.85   1,150,435.66    1,325,985.21    1,458,969.87      300,293.36
                    3,263,151.13       695,399.95      273,075.85   1,312,680.31    1,437,555.20    1,378,259.56      332,707.88
                    2,699,815.65       633,410.00      273,355.70   1,082,827.80    1,494,487.46    1,367,250.67      275,676.71
                    4,944,971.78       630,395.61      272,227.60   1,303,735.83    1,577,789.90    1,538,552.28      326,766.64
                   10,677,999.80       700,870.05      266,729.24   1,474,473.44    1,851,493.94    1,541,465.88      456,904.10
                   11,136,538.41       611,578.70      233,861.34   1,666,538.96    1,849,388.48    1,327,810.86      321,201.00
                    5,772,681.83       603,933.18      228,270.87   3,655,909.57    1,403,008.60    1,309,596.64      320,440.09
                    2,515,191.01       551,146.99      212,424.87   5,540,223.40    3,585,199.06    1,347,122.79      321,628.49
                    2,076,097.78       614,881.17      200,182.71   1,337,679.16    6,986,433.24    3,580,880.99      393,909.38
                    2,102,871.87       543,558.50      206,977.18     870,211.05    1,225,492.77    4,211,706.05      718,196.50
                    2,146,766.63       539,581.35      213,956.95     899,620.59    1,053,371.11    1,148,982.94      993,611.31
                    2,229,649.79       559,780.97      210,490.76     931,074.23    1,085,850.28    1,149,507.52      380,709.87
                    2,212,176.89       486,723.84      203,527.08     939,530.50    1,056,750.63    1,296,581.27      253,386.63
                    2,448,624.83       531,688.98      208,323.89   1,056,783.48    1,143,785.17    1,208,141.77      283,600.83
                    2,077,856.58       450,638.96      197,925.32     898,278.82    1,145,152.43    1,137,833.32      225,728.82
                    3,927,947.74       441,832.24      205,398.37   1,136,385.70    1,165,022.41    1,302,392.64      284,850.83
                    7,858,711.00       463,219.76      226,415.28   1,180,485.95    1,530,053.28    1,305,904.07      380,933.66
                    8,361,494.20       334,042.16      104,854.82   1,261,868.17    1,564,099.85    1,134,221.84      235,996.14
                    3,565,621.98       297,764.76       86,296.71   2,678,374.38    1,059,848.52    1,121,380.75      260,051.67
                    1,473,260.84       350,436.05       41,832.58   3,646,451.02    2,709,847.41    1,074,579.54      268,935.51
                      878,188.53       349,625.52       44,779.67     691,595.45    4,363,918.06    3,059,589.02      337,155.37
                      884,312.46       294,971.83       72,089.78     329,675.26      546,562.72    3,389,552.42      555,902.14
                      954,089.65       287,046.51       35,020.96     320,034.44      400,905.43      589,679.24      665,921.30
                      866,910.79       307,393.82       32,200.67     361,091.83      400,075.29      549,137.77      226,543.60
                      870,779.21       234,508.63       32,200.67     398,883.61      408,136.15      611,675.66      119,439.06
                    1,095,198.20       277,688.57       31,714.98     409,191.45      499,553.82      619,764.45      135,727.53
                      844,212.15       199,497.58       31,714.98     286,584.45      446,566.04      551,087.14       94,012.12
                    2,176,233.99       127,966.85       31,714.98     490,521.59      494,269.11      686,923.07      132,522.11
                    5,366,058.99       212,644.14       35,070.18     458,456.78      737,248.80      684,022.88      275,279.29
                    5,830,371.87       111,877.80       24,328.06     609,661.00      760,490.66      603,680.10       81,570.34
                    1,978,471.24        67,481.14       12,838.51   1,551,906.63      425,611.37      536,197.85      133,972.53
                      454,619.52        14,842.29            0.00   2,410,720.66    1,464,405.22      535,973.78      135,310.47
                       91,499.91        10,022.22       14,779.91     239,514.35    2,351,343.29    2,042,703.53      134,380.64
                       78,337.67         2,715.95            0.00     150,705.42      188,991.69    2,203,834.77      329,315.77
                      153,492.12         2,715.95            0.00      56,380.80       32,624.62      109,110.39      372,592.81
                       77,111.63        34,021.09            0.00      19,343.99       44,820.83      126,774.10       78,676.49
                      107,153.53         6,947.05            0.00      37,449.32       43,018.71      119,965.36       11,306.33
                       75,593.05         1,862.53            0.00      24,062.46       65,406.55       92,571.98       37,565.89
                      104,805.38        30,593.12            0.00       3,922.91        6,562.24       59,191.74          825.67
                      746,997.08        11,205.98            0.00      44,858.20        6,562.24       48,270.43       15,511.96
                      952,858.24        21,499.27            0.00      89,559.76       44,240.43       86,546.39       71,224.12
                    1,262,364.66             0.00            0.00     149,933.23       83,015.67       58,366.89          248.94
                            0.00             0.00            0.00     365,865.00       35,969.40       52,575.58       18,890.66
                       64,949.42             0.00            0.00           0.00      370,213.15       16,063.19          248.94
                            0.00             0.00            0.00      14,731.32       20,877.86      535,506.34          248.94
                            0.00             0.00            0.00           0.00            0.00        8,017.78       52,917.71
                            0.00             0.00            0.00           0.00            0.00            0.00            0.00
                            0.00             0.00            0.00           0.00            0.00       27,723.40            0.00
                            0.00             0.00            0.00           0.00            0.00            0.00            0.00
                            0.00             0.00            0.00           0.00            0.00            0.00            0.00
                            0.00             0.00            0.00           0.00            0.00            0.00            0.00
                        4,434.28             0.00            0.00           0.00            0.00            0.00            0.00
                            0.00             0.00            0.00           0.00            0.00            0.00            0.00
                            0.00             0.00            0.00           0.00            0.00            0.00            0.00
                            0.00             0.00            0.00           0.00            0.00            0.00            0.00
                            0.00             0.00            0.00           0.00            0.00            0.00            0.00
                            0.00             0.00            0.00           0.00            0.00       36,250.69            0.00
                            0.00             0.00            0.00           0.00            0.00            0.00            0.00
                            0.00             0.00            0.00           0.00            0.00            0.00            0.00
                            0.00             0.00            0.00           0.00            0.00            0.00            0.00
                            0.00             0.00            0.00           0.00            0.00            0.00            0.00
                            0.00             0.00            0.00           0.00            0.00            0.00            0.00
                            0.00             0.00            0.00           0.00            0.00            0.00            0.00
                            0.00             0.00            0.00           0.00            0.00            0.00            0.00
                            0.00             0.00            0.00           0.00            0.00            0.00            0.00
                            0.00             0.00            0.00           0.00            0.00            0.00            0.00
                            0.00             0.00            0.00           0.00            0.00            0.00            0.00
                            0.00             0.00            0.00           0.00            0.00            0.00            0.00
                            0.00             0.00            0.00           0.00            0.00            0.00            0.00

Total Time
Balance of
Scheduled
Cash Flows        129,343,460.06    18,249,668.26    6,474,684.39  54,030,142.04   65,820,776.69   62,200,407.03   14,593,786.66

                                  Page 1 of 11

CASE EQUIPMENT LOAN TRUST 1999-A

$75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
$31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Prepared by Bridget Fassett of Jefferson Wells (262) 636-5155

Scheduled Payment Date                                                                                      15-Mar-01
Actual Payment Date                                                                                         15-Mar-01
Collection Period Begin Date                                                                                06-Feb-01
Collection Period End Date                                                                                  05-Mar-01
Days in accrual period (30/360)                                                                                    30
Days in accrual period (ACT/360)                                                                                   28

PART I -- MONTHLY DATA INPUT

Receipts During the Period                                                                             $17,967,830.92

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                     $0.00
    Government obligors                                                                                         $0.00
          Total Warranty Repurchases                                                                            $0.00

Total Collections For The Period                                                                       $17,967,830.92

Total Collection                                                                                       $17,967,830.92
Negative Carry Withdrawls                                                                                       $0.00
Yield Supplement Withdrawals                                                                                    $0.00

Reinvestment Income (including Pre-Funding Account, Spread Account (and YSA if any))                      $130,381.95
Pre-Funding Account Reinvestment Income                                                                         $0.00

       Total Distribution Amount                                                                       $18,098,212.87

MISCELLANEOUS DATA

   TOTAL COLLATERAL
   Scheduled Amounts 30 - 59 days past due                                                              $8,739,686.46
   Scheduled Amounts 60 days or more past due                                                           $4,038,063.42
   Net Losses on Liquidated Receivables                                                                   $394,604.60
   Number of Loans at Beginning of Period                                                                      16,090
   Number of Loans at End of Period                                                                            15,832
   Repossessed Equipment not Sold or Reassigned (Beginning)                                             $3,919,363.95
   Repossessed Equipment not Sold or Reassigned (End)                                                   $4,335,522.12

                                  Page 2 of 11


CASE EQUIPMENT LOAN TRUST 1999-A

$75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
$31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Actual Payment Date                                                                                         15-Mar-01
Collection Period Begin Date                                                                                06-Feb-01
Collection Period End Date                                                                                  05-Mar-01

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                               $332,219,444.46
    A-1 Note Beginning Principal Balance                                                                        $0.00
    A-2 Note Beginning Principal Balance                                                                        $0.00
    A-3 Note Beginning Principal Balance                                                               $81,480,635.44
    A-4 Note Beginning Principal Balance                                                              $221,950,000.00
    B Note Beginning Principal Balance                                                                 $13,288,809.02
    Certificate Beginning Principal Balance                                                            $15,500,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                     $315,883,317.60
    A-1 Note Principal Balance (End of Period)                                                                  $0.00
                                   A-1 Note Pool Factor (End of Period)                                     0.0000000
    A-2 Note Principal Balance (End of Period)                                                                  $0.00
                                   A-2 Note Pool Factor (End of Period)                                     0.0000000
    A-3 Note Principal Balance (End of Period)                                                         $65,797,953.66
                                   A-3 Note Pool Factor (End of Period)                                     0.4802770
    A-4 Note Principal Balance (End of Period)                                                        $221,950,000.00
                                   A-4 Note Pool Factor (End of Period)                                     1.0000000
    B Note Principal Balance (End of Period)                                                           $12,635,363.94
                                   B Note Pool Factor (End of Period)                                       0.4075924
    Certificate Principal Balance (End of Period)                                                      $15,500,000.00
                                   Certificate Pool Factor (End of Period)                                  1.0000000

CONTRACT VALUE DECLINE                                                                                 $16,336,126.86
    Pool Balance (Beg. of Collection Period)                                                          $332,220,225.44
    Pool Balance (End of Collection Period)                                                           $315,884,098.58

Total Distribution Amount (TDA)                                                                        $18,098,212.87
    Total Collections and Investment Income for the Period                                             $18,098,212.87
    Negative Carry Amount                                                                                       $0.00

Principal Distribution Amount  (PDA)                                                                   $16,336,126.86

Principal Allocation to Notes and Certificates                                                         $16,336,126.86
    A-1 Noteholders' Principal Distributable Amount                                                             $0.00
    A-2 Noteholders' Principal Distributable Amount                                                             $0.00
    A-3 Noteholders' Principal Distributable Amount                                                    $15,682,681.79
    A-4 Noteholders' Principal Distributable Amount                                                             $0.00
    B Noteholders' Principal Distributable Amount                                                         $653,445.07
    Certificateholders' Principal Distributable Amount                                                          $0.00

Interest Distributable Amount                                                                             $600,593.06
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                          $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                          $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                    $380,242.97
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                  $1,067,209.58
    Noteholders' Interest Distributable Amount applicable to B Notes                                       $66,001.08
    Certificateholders' Interest Distributable Amount                                                     $154,349.01

Spread Account
    Beginning Spread Account Balance                                                                   $15,353,810.12
    Deposit to Spread Account from Pre-Funding Account                                                          $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                  $248,465.71
    Distribution from Spread Account for Interest / Principal Shortfall                                         $0.00

    Specified Spread Account Balance                                                                   $15,500,015.62
    Ending Spread Account Balance (after distributions)                                                $15,500,015.62

Credit Enhancement                                                                                               4.91%
    Spread account % of Ending Pool Balance                                                                      4.91%
    Overcollateralization % of Ending Pool Balance                                                               0.00%

    Scheduled Amounts 30 - 59 days past due                                                             $8,739,686.46
                                   as % of Ending Pool Balance                                                   2.77%
    Scheduled Amounts 60 days or more past due                                                          $4,038,063.42
                                   as % of Ending Pool Balance                                                   1.28%
    Net Losses on Liquidated Receivables                                                                  $394,604.60
                                   as % of Ending Pool Balance                                                   0.12%

                                  Page 3 of 11


PART III -- SERVICING CALCULATIONS                            15-Mar-01

1.  SOURCES AND USES OF       Pool 1A         Pool 1B        Pool 1C          Pool 2          Pool 3           Pool 4         Pool 5
    COLLECTION               (Retail)           (FPL)     (Forestry)
    ACCOUNT BALANCE

Wtd. Avg. APR                   8.519%          8.519%         8.519%          8.163%          7.995%          8.337%         8.088%
Contract Value
 (Beg. of Collection
  Period), by
  origination pool    $122,089,234.95  $17,426,951.11  $6,435,054.88  $53,045,256.99  $62,347,455.11  $57,498,057.98 $13,378,214.42
Contract Value
 (End of Collection
  Period), by
  origination pool    $115,741,795.19  $16,758,029.29  $6,018,082.24  $48,792,988.13  $59,787,284.32  $55,670,200.01 $13,115,719.40
                      ---------------  --------------  -------------  --------------  --------------  -------------- --------------
Contract Value Decline  $6,347,439.76     $668,921.82    $416,972.64   $4,252,268.86   $2,560,170.79   $1,827,857.97    $262,495.02
                                 5.20%           3.84%          6.48%           8.02%           4.11%           3.18%          1.96%
Initial Pool Balance  $332,220,225.44
Pool Balance(End of
 Collection Period)   $315,884,098.58

Collections and
  Investment Income
  for the period       $18,098,212.87
Negative Carry Amount           $0.00

Total Distribution
  Amount (TDA)         $18,098,212.87
Principal Distribution
  Amount (PDA)         $16,336,126.86

Initial B Percentage            4.000%
Unscheduled Principal
  (per pool)                    $0.00           $0.00          $0.00           $0.00           $0.00           $0.00           $0.00
Total Unscheduled
  Principal                     $0.00

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

A-1 Note Beginning
 Principal Balance              $0.00
A-1 Noteholders'
 Principal Carryover
 Shortfall (Previous
 Period)                        $0.00
A-1 Noteholders' Share
 of the Principal
 Distribution Amount             0.00%
A-1 Noteholders'
 Principal Distributable
 Amount                         $0.00

Principal Distribution
 Amount Remaining      $16,336,126.86

A-2 Note Beginning
 Principal Balance              $0.00
A-2 Noteholders'
 Principal Carryover
 Shortfall (Previous
 Period)                        $0.00
A-2 Noteholders' Share
 of the Principal
 Distribution Amount             0.00%
A-2 Noteholders' Principal
 Distributable Amount           $0.00

Principal Distribution
 Amount Remaining      $16,336,126.86

A-3 Note Beginning
 Principal Balance     $81,480,635.44
A-3 Noteholders'
 Principal Carryover
 Shortfall (Previous
 Period)                        $0.00
A-3 Noteholders' Share
 of the Principal
 Distribution Amount            96.00%
A-3 Noteholders'
 Principal Distributable
 Amount                $15,682,681.79

Principal Distribution
 Amount Remaining         $653,445.07

A-4 Note Beginning
 Principal Balance    $221,950,000.00
A-4 Noteholders'
 Principal Carryover
 Shortfall (Previous
 Period)                        $0.00
A-4 Noteholders' Share
 of the Principal
 Distribution Amount             0.00%
A-4 Noteholders'
 Principal Distributable
 Amount                         $0.00

Principal Distribution
 Amount Remaining         $653,445.07

B Note Beginning
 Principal Balance     $13,288,809.02
B Noteholders' Principal
 Carryover Shortfall
 (Previous Period)              $0.00
B Noteholders' Share of
 the Principal
 Distribution Amounts            4.00%
B Noteholders' Principal
 Distributable Amount     $653,445.07

Principal Distribution
 Amount Remaining               $0.00

Certificate Beginning
 Principal Balance     $15,500,000.00
Certificateholders'
 Principal Carryover
 Shortfall (Previous
 Period)                        $0.00
Certificateholders' Share
 of the Principal
 Distribution Amounts            0.00%
Certificateholders'
 Principal Distributable
 Amount                         $0.00

Interest Accrued on
 Class A-1 Notes this period    $0.00
Noteholders' Interest
 Carryover Shortfall
 (Previous Period)
 applicable to A-1 Notes        $0.00
Interest Due (in Arrears)
 on above Shortfall             $0.00
Noteholders' Interest
 Distributable Amount
 applicable to A-1 Notes        $0.00

Interest Accrued on
 Class A-2 Notes this period    $0.00
Noteholders' Interest
 Carryover Shortfall
 (Previous Period)
 applicable to A-2 Notes        $0.00
Interest Due (in Arrears)
 on above Shortfall             $0.00
Noteholders' Interest
 Distributable Amount
 applicable to A-2 Notes        $0.00

Interest Accrued on
 Class A-3 Notes this
 period                   $380,242.97
Noteholders' Interest
 Carryover Shortfall
 (Previous Period)
 applicable to A-3 Notes        $0.00
Interest Due (in Arrears)
 on above Shortfall             $0.00
Noteholders' Interest
 Distributable Amount
 applicable to A-3 Notes  $380,242.97

Interest Accrued on
 Class A-4 Notes this
 period                 $1,067,209.58
Noteholders' Interest
 Carryover Shortfall
 (Previous Period)
 applicable to A-4 Notes        $0.00
Interest Due (in Arrears)
 on above Shortfall             $0.00
Noteholders' Interest
 Distributable Amount
 applicable to A-4
 Notes                  $1,067,209.58

Interest Accrued on
 Class A-1, A-2, A-3 and
 A-4 Notes this period  $1,447,452.55
Offered Noteholders'
 Interest Carryover
 Shortfall (Previous Period)    $0.00
Interest Due (in Arrears)
 on above Shortfall             $0.00
Offered Noteholders'
 Interest Distributable
 Amount                 $1,447,452.55

Interest Accrued on
 Class B Notes this
 period                    $66,001.08
Noteholders' Interest
 Carryover Shortfall
 (Previous Period)
 applicable to B Notes          $0.00
Interest Due (in Arrears)
 on above Shortfall             $0.00
Noteholders' Interest
 Distributable Amount
 applicable to B Notes     $66,001.08

Interest Accrued on
 Certificates this period  $76,983.33
Certificateholders'
 Interest Carryover
 Shortfall (Previous
 Period)                   $76,983.33
Interest Due (in Arrears)
 on Above Shortfall           $382.35
Certificateholders'
 Interest Distributable
 Amount                   $154,349.01

3. ALLOCATION OF DISTRIBUTION AMOUNTS

a. TOTAL DISTRIBUTION
 AMOUNT (TDA)          $18,098,212.87

Administration Fee
 Shortfall (Previous
 Period)                        $0.00
Administration Fee
 Accrued during this
 Period                       $166.67
Administration Fee Paid
 this Period from TDA         $166.67
Administration Fee
 Shortfall                      $0.00

Total Distribution Amount
 Remaining             $18,098,046.20

Noteholders' Interest
 Carryover Shortfall
 (Previous Period)
 applicable to A-1 Notes        $0.00
Interest Due (in Arrears)
 on above Shortfall             $0.00
Interest Accrued on
 Class A-1 Notes
 this period                    $0.00

                                  Page 4 of 11



Noteholders' Interest
 applicable to A-1
 Notes Paid this Period
 from TDA                       $0.00
Preliminary Noteholders'
 Interest Carryover
 Shortfall (Current Period)
 applicable to A-1 Notes        $0.00

Noteholders' Interest
 Carryover Shortfall
 (Previous Period)
 applicable to A-2 Notes        $0.00
Interest Due (in Arrears)
 on above Shortfall             $0.00
Interest Accrued on
 Class A-2 Notes this period    $0.00
Noteholders' Interest
 applicable to A-2 Notes
 Paid this Period from TDA      $0.00
Preliminary Noteholders'
 Interest Carryover
 Shortfall (Current Period)
 applicable to A-2 Notes        $0.00

Noteholders' Interest
 Carryover Shortfall
 (Previous Period)
 applicable to A-3 Notes        $0.00
Interest Due (in Arrears)
 on above Shortfall             $0.00
Interest Accrued on
 Class A-3 Notes this
 period                   $380,242.97
Noteholders' Interest
 applicable to A-3
 Notes Paid this Period
 from TDA                 $380,242.97
Preliminary Noteholders'
 Interest Carryover
 Shortfall (Current Period)
 applicable to A-3 Notes        $0.00

Noteholders' Interest
 Carryover Shortfall
 (Previous Period)
 applicable to A-4 Notes        $0.00
Interest Due (in Arrears)
 on above Shortfall             $0.00
Interest Accrued on
 Class A-4 Notes this
 period                 $1,067,209.58
Noteholders' Interest
 applicable to A-4 Notes
 Paid this Period
 from TDA               $1,067,209.58
Preliminary Noteholders'
 Interest Carryover
 Shortfall (Current Period)
 applicable to A-4 Notes        $0.00

Offered Noteholders'
 Interest Carryover
 Shortfall (Previous Period)    $0.00
Interest Due (in Arrears)
 on above Shortfall             $0.00
Interest Accrued on
 Class A-1, A-2, A-3
 and A-4 Notes this
 period                 $1,447,452.55
Offered Noteholders'
 Interest Paid this Period
 from TDA               $1,447,452.55
Preliminary A Noteholders'
 Interest Carryover Shortfall
 (Current Period)               $0.00

Total Distribution
 Amount Remaining      $16,650,593.65

Noteholders' Interest
 Carryover Shortfall
 (Previous Period)
 applicable to B Notes          $0.00
Interest Due (in Arrears)
 on above Shortfall             $0.00
Interest Accrued on
 Class B Notes this
 period                    $66,001.08
Noteholders' Interest
 applicable to B Notes
 Paid this Period
 from TDA                  $66,001.08
Preliminary Noteholders'
 Interest Carryover
 Shortfall (Current Period)
 applicable to B Notes.         $0.00

Total Distribution
 Amount Remaining      $16,584,592.57

A-1 Noteholders' Principal
 Carryover Shortfall
 (Previous Period)              $0.00
A-1 Noteholders' Monthly
 Principal Distributable
 Amount                         $0.00
A-1 Noteholders' Principal
 Distributable Amount
 Paid from TDA                  $0.00
Preliminary A-1 Noteholders'
 Principal Carryover
 Shortfall (Current Period)     $0.00

Total Distribution
 Amount Remaining      $16,584,592.57

A-2 Noteholders' Principal
 Carryover Shortfall
 (Previous Period)              $0.00
A-2 Noteholders' Monthly
 Principal Distributable
 Amount                         $0.00
A-2 Noteholders' Principal
 Distributable Amount
 Paid from TDA                  $0.00
Preliminary A-2 Noteholders'
 Principal Carryover
 Shortfall (Current Period)     $0.00

Total Distribution
 Amount Remaining      $16,584,592.57

A-3 Noteholders' Principal
 Carryover Shortfall
 (Previous Period)              $0.00
A-3 Noteholders' Monthly
 Principal Distributable
 Amount                $15,682,681.79
A-3 Noteholders' Principal
 Distributable Amount
 Paid from TDA         $15,682,681.79
Preliminary A-3 Noteholders'
 Principal Carryover
 Shortfall (Current Period)     $0.00

Total Distribution
 Amount Remaining         $901,910.79

A-4 Noteholders' Principal
 Carryover Shortfall
 (Previous Period)              $0.00
A-4 Noteholders' Monthly
 Principal Distributable
 Amount                         $0.00
A-4 Noteholders' Principal
 Distributable Amount
 Paid from TDA                  $0.00
Preliminary A-4 Noteholders'
 Principal Carryover
 Shortfall (Current Period)     $0.00

Total Distribution
 Amount Remaining         $901,910.79

B Noteholders' Principal
 Carryover Shortfall
 (Previous Period)              $0.00
B Noteholders' Monthly
 Principal Distributable
 Amount                   $653,445.07
B Noteholders' Principal
 Distributable Amount
 Paid from TDA            $653,445.07
Preliminary B Noteholders'
 Principal Carryover
 Shortfall (Current Period)     $0.00

Total Excess Distribution
 Amount Remaining         $248,465.71

4. RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding
 Account Balance                $0.00

New Collateral Purchased        $0.00
Deposit to Spread Account       $0.00
Deposit to Yield Supplement
 Account (will be necessary
 only if required by rating
 agencies)                      $0.00
Payment to Seller               $0.00

Ending Pre-Funding
 Account Balance                $0.00

Excess Pre-Funded Amount/
 (Payment to Seller)            $0.00

Adjusted Ending Pre-Funding
 Account Balance                $0.00

5. RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry
 Account Balance                $0.00
Negative Carry              3.2342370%
Number of Days Remaining        30.00

Pre-Funded Percentage           0.000%
Negative Carry Withdrawls       $0.00
Cumulative Negative Carry
 Withdrawls                     $0.00
Maximum Negative Carry Amount   $0.00
Required Negative Carry
 Account Balance                $0.00
Interim Ending Negative
 Carry Account Balance          $0.00
Negative Carry Amount
 Released to Seller             $0.00

Ending Negative Carry
 Account Balance                $0.00

6. RECONCILATION OF YIELD SUPPLEMENT ACCOUNT - ONLY NECESSARY IF REQUIRED BY RATING AGENCIES

Beginning Yield Supplement
 Account Balance                $0.00
Deposit to Yield Supplement
 Account from Pre-Funding
 Account                        $0.00
Receivables Percentage           0.00%
Withdrawal of Yield Supplement
 Amount                         $0.00
Maximum Yield Supplement Amount $0.00
Required Yield Supplement
 Amount                         $0.00
Interim Yield Supplement
 Account Balance                $0.00
Yield Supplement Amount
 Released to Seller             $0.00

Ending Yield Supplement
 Account Balance                $0.00

                                  Page 5 of 11


7. DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread
 Account Balance       $15,353,810.12
Deposit to Spread Account
 from Pre-Funding Account       $0.00
Deposit to Spread Account
 from Excess Collections
 over Distributions       $248,465.71

Distribution from Spread
 Account to Noteholders'
 Distr. Account                 $0.00
Adj to Preliminary
 Noteholders' Interest
 Carryover Shortfall
 (Current Period)
 applicable to A-1 Notes        $0.00
Adj to Preliminary
 Noteholders' Interest
 Carryover Shortfall
 (Current Period)
 applicable to A-2 Notes        $0.00
Adj to Preliminary
 Noteholders' Interest
 Carryover Shortfall
 (Current Period)
 applicable to A-3 Notes        $0.00
Adj to Preliminary
 Noteholders' Interest
 Carryover Shortfall
 (Current Period)
 applicable to A-4 Notes        $0.00
Remaining Distribution
 from Spread Account to
 Noteholders' Distr. Account    $0.00

Adj to Preliminary
 Noteholders' Interest
 Carryover Shortfall
 (Current Period)
 applicable to B Notes          $0.00
Remaining Distribution
 from Spread Account to
 Noteholders' Distr. Account    $0.00

Adj to Preliminary A-1
 Noteholders' Principal
 Carryover Shortfall
 (Current Period)               $0.00
Adj to Preliminary A-2
 Noteholders' Principal
 Carryover Shortfall
 (Current Period)               $0.00
Adj to Preliminary A-3
 Noteholders' Principal
 Carryover Shortfall
 (Current Period)               $0.00
Adj to Preliminary A-4
 Noteholders' Principal
 Carryover Shortfall
 (Current Period)               $0.00
Remaining Distribution
 from Spread Account to
 Noteholders' Distr. Account    $0.00

Adj to Preliminary B
 Noteholders' Principal
 Carryover Shortfall
 (Current Period)               $0.00

Preliminary Spread Account
 Balance Remaining     $15,602,275.84

Cumulative Realized Losses
 since 28-February-99
 (Cut-off Date)        $11,933,741.42
Are Cum. Realized Losses
 > 2.25% of Initial
 Pool Balance?          NO
12*(Realized Losses
 during Collection
 Period) + Repos at end
 of Collection Period   $9,070,777.32
12*Realized Losses +
 Unliq. Repos > 1.65%
 of Beg. Pool Balance?  YES
60 day or > Delinquent
 Scheduled Amounts      $4,038,063.42
Are 60 day or > Delinquencies
 > 2.25% of Ending
 Pool Balance?          NO
Are any of the three
 conditions "YES"?      YES

Preliminary A-1 Note
 Principal Balance
 (End of Period)                $0.00
Preliminary A-2 Note
 Principal Balance
 (End of Period)                $0.00
Preliminary A-3 Note
 Principal Balance
 (End of Period)       $65,797,953.66
Preliminary A-4 Note
 Principal Balance
 (End of Period)      $221,950,000.00
Preliminary B Note
 Principal Balance
 (End of Period)       $12,635,363.94
Preliminary Total
 Principal Balance of
 Notes (End of
 Period)              $300,383,317.60

Specified Spread
 Account Balance        15,500,015.62
   Lesser of:
    (a) 2.00% of the
     Initial Pool
     Balance            15,500,015.62

    (b) the Note
     Balance           300,383,317.60

Preliminary Spread
 Account Balance
 Remaining             $15,602,275.84
Preliminary Excess Amount
 in Spread Account        $102,260.22
Preliminary Shortfall
 Amount in Spread Account       $0.00

Deposit to Spread Account
 from Remaing Excess
 Distribution             $146,205.50

Spread Account Excess     $102,260.22

Ending Spread Account
 Balance (after
 distributions)        $15,500,015.62
Net Change in Spread
 Account Balance          $146,205.50

8. CERTIFICATE DISTRIBUTIONS AND SERVICING FEES

Total Excess Distribution
 Amount Remaining         $102,260.22

Certificateholders' Interest
 Carryover Shortfall
 (Previous Period)         $76,983.33
Interest Due (in Arrears)
 on Above Shortfall           $382.35
Interest Accrued on
 Certificates this
 period                    $76,983.33
Certificateholders' Interest
 Paid from Excess
 Distribution             $102,260.22
Preliminary Certificateholders'
 Interest Carryover
 Shortfall (Current
 Period)                   $52,088.79

Total Excess Distribution
 Amount Remaining               $0.00

Certificateholders' Principal
 Carryover Shortfall
 (Previous Period)              $0.00
Certificateholders' Principal
 Distributable Amount
 applicable to current
 period                         $0.00
Certificateholders' Principal
 Distributable Amount
 Paid from Excess
 Distrbution                    $0.00
Preliminary Certificateholders'
 Principal Carryover
 Shortfall (Current Period)     $0.00

Total Excess Distribution
 Amount Remaining               $0.00

Servicing Fee Shortfall
 (Previous Period)       2,563,550.49
Servicing Fees Accrued
 during this Period       $276,850.19
Servicing Fees Paid this
 Period Excess Distribution     $0.00
Adjustment to Servicing Fee     $0.00
Adjustment to Excess Distribution
 Amount Remaining               $0.00
Servicing Fee Shortfall $2,840,400.68

Total Excess Distribution
 Amount Remaining               $0.00

9.  ENDING BALANCES

Noteholders' Interest
 Carryover Shortfall
 (Current Period)
 applicable to A-1 Notes        $0.00
Noteholders' Interest
 Carryover Shortfall
 (Current Period)
 applicable to A-2 Notes        $0.00
Noteholders' Interest
 Carryover Shortfall
 (Current Period)
 applicable to A-3 Notes        $0.00
Noteholders' Interest
 Carryover Shortfall
 (Current Period)
 applicable to A-4 Notes        $0.00
Noteholders' Interest
 Carryover Shortfall
 (Current Period)
 applicable to B Notes          $0.00
A-1 Noteholders' Principal
 Carryover Shortfall
 (Current Period)               $0.00
A-2 Noteholders' Principal
 Carryover Shortfall
 (Current Period)               $0.00
A-3 Noteholders' Principal
 Carryover Shortfall
 (Current Period)               $0.00
A-4 Noteholders' Principal
 Carryover Shortfall
 (Current Period)               $0.00
B Noteholders' Principal
 Carryover Shortfall
 (Current Period)               $0.00
Certificateholders' Interest
 Carryover Shortfall
 (Ending Balance)          $52,088.79
Certificateholders' Principal
 Carryover Shortfall
 (Ending Balance)               $0.00

A-1 Note Principal
 Balance (End of Period)        $0.00
A-2 Note Principal Balance
 (End of Period)                $0.00
A-3 Note Principal Balance
 (End of Period)       $65,797,953.66
A-4 Note Principal Balance
 (End of Period)      $221,950,000.00
B Note Principal Balance
 (End of Period)       $12,635,363.94
Certificate Principal Balance
 (End of Period)       $15,500,000.00
Total Principal Balance
 of Notes and Certificates
 (End of Period)      $315,883,317.60

A-1 Note Pool Factor
 (End of Period)            0.0000000
A-2 Note Pool Factor
 (End of Period)            0.0000000
A-3 Note Pool Factor
 (End of Period)            0.4802770
A-4 Note Pool Factor
 (End of Period)            1.0000000
B Note Pool Factor
 (End of Period)            0.4075924
Certificate Pool Factor
 (End of Period)            1.0000000
Total Notes & Certificates
 Pool Factor (End of
 Period)                    0.4075914

Specified Spread Account
 Balance (after all
 distributions and
 adjustments)          $15,500,015.62

Yield Supplement Account
 Balance (after all
 distributions and
 adjustment):                   $0.00

                                  Page 6 of 11


CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO NOTEHOLDERS

$75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
$31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                              15-Mar-01

(1) Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                            $0.00
           per $1,000 original principal amount:                                               $0.00

    (b)  A-2 Notes:                                                                            $0.00
           per $1,000 original principal amount:                                               $0.00

    (c)  A-3 Notes:                                                                   $15,682,681.79
           per $1,000 original principal amount:                                             $114.47

    (d)  A-4 Notes:                                                                            $0.00
           per $1,000 original principal amount:                                               $0.00

    (e)  B Notes:                                                                        $653,445.07
           per $1,000 original principal amount:                                              $21.08

    (f)  Total                                                                        $16,336,126.86

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                            $0.00
           per $1,000 original principal amount:                                               $0.00

    (b)  A-2 Notes:                                                                            $0.00
           per $1,000 original principal amount:                                               $0.00

    (c)  A-3 Notes:                                                                      $380,242.97
           per $1,000 original principal amount:                                               $2.78

    (d)  A-4 Notes:                                                                    $1,067,209.58
           per $1,000 original principal amount:                                               $4.81

    (e)  B Notes:                                                                         $66,001.08
           per $1,000 original principal amount:                                               $2.13

    (f)  Total                                                                         $1,513,453.63

(3) Pool Balance at the end of the related Collection Period                         $315,884,098.58

(4) After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                        $0.00
        (ii)  A-1 Note Pool Factor:                                                        0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                        $0.00
        (ii)  A-2 Note Pool Factor:                                                        0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                               $65,797,953.66
        (ii)  A-3 Note Pool Factor:                                                        0.4802770

    (d) (i)  outstanding principal amount of A-4 Notes:                              $221,950,000.00
        (ii)  A-4 Note Pool Factor:                                                        1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                 $12,635,363.94
        (ii)  B Note Pool Factor:                                                          0.4075924

    (f) (i)  Certificate Balance                                                      $15,500,000.00
        (ii)  Certificate Pool Factor:                                                     1.0000000

(5) Amount of Servicing Fee:                                                                   $0.00
         per $1,000 Beginning of Collection Period:                                       0.00000000

(6) Amount of Administration Fee:                                                            $166.67
         per $1,000 Beginning of Collection Period:                                       0.00050168

(7) Aggregate Purchase Amounts for Collection Period:                                          $0.00

(8) Aggregate amount of Realized Losses for the
          Collection Period:                                                             $394,604.60

(9) Amount in Spread Account:                                                         $15,500,015.62

(10) Amount in Pre-Funding Account:                                                            $0.00

(11) For the Final payment date with respect to the Funding Period, the
       Remaining Pre-Funded Amount                                                                NA

(12) Amount in Negative Carry Account:                                                         $0.00

(13) Amount in Yield Supplement Account:                                                       $0.00

                                  Page 7 of 11


CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO CERTIFICATEHOLDERS

$75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
$31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                              15-Mar-01

(1) Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                            $0.00
           per $1,000 original principal amount:                                               $0.00

    (b)  A-2 Notes:                                                                            $0.00
           per $1,000 original principal amount:                                               $0.00

    (c)  A-3 Notes:                                                                   $15,682,681.79
           per $1,000 original principal amount:                                             $114.47

    (d)  A-4 Notes:                                                                            $0.00
           per $1,000 original principal amount:                                               $0.00

    (e)  B Notes:                                                                        $653,445.07
           per $1,000 original principal amount:                                              $21.08

    (f)  Certificates:                                                                         $0.00
           per $1,000 original principal amount:                                               $0.00

    (g)  Total:                                                                       $16,336,126.86

(2) Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                            $0.00
           per $1,000 original principal amount:                                               $0.00

    (b)  A-2 Notes:                                                                            $0.00
           per $1,000 original principal amount:                                               $0.00

    (c)  A-3 Notes:                                                                      $380,242.97
           per $1,000 original principal amount:                                               $2.78

    (d)  A-4 Notes:                                                                    $1,067,209.58
           per $1,000 original principal amount:                                               $4.81

    (e)  B Notes:                                                                         $66,001.08
           per $1,000 original principal amount:                                               $2.13

    (f)  Certificates:                                                                   $102,260.22
           per $1,000 original principal amount:                                               $6.60

    (g)  Total:                                                                        $1,615,713.85

(3) Pool Balance at end of related Collection Period:                                $315,884,098.58

(4) After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                        $0.00
        (ii)  A-1 Note Pool Factor:                                                        0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                        $0.00
        (ii)  A-2 Note Pool Factor:                                                        0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                               $65,797,953.66
        (ii)  A-3 Note Pool Factor:                                                        0.4802770

    (d) (i)  outstanding principal amount of A-4 Notes:                              $221,950,000.00
        (ii)  A-4 Note Pool Factor:                                                        1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                 $12,635,363.94
        (ii)  B Note Pool Factor:                                                          0.4075924

    (f) (i)  Certificate Balance                                                      $15,500,000.00
        (ii)  Certificate Pool Factor:                                                     1.0000000

(5) Amount of Servicing Fee:                                                                   $0.00
         per $1,000 Beginning of Collection Period:                                        0.0000000

(6) Amount of Administration Fee:                                                            $166.67
         per $1,000 Beginning of Collection Period:                                        0.0005017

(7) Aggregate Purchase Amounts for Collection Period:                                          $0.00

(8) Aggregate amount of Realized Losses for the Collection Period:                       $394,604.60

(9) Amount in Spread Account:                                                         $15,500,015.62

(10) Amount in Pre-Funding Account:                                                            $0.00

(11) For the Final payment date with respect to the Funding Period, the
       Remaining Pre-Funded Amount                                                                NA

(12) Amount in Negative Carry Account:                                                         $0.00

(13) Amount in Yield Supplement Account:                                                       $0.00

                                  Page 8 of 11


CASE EQUIPMENT LOAN TRUST 1999-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
$31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates


Payment Date:                                                                              15-Mar-01

(1)  Payment of Administration Fee to Administrator:                                         $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                      $1,513,453.63

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                             $16,336,126.86

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                         $102,260.22

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                               $0.00

(6)  Payment of Servicing Fee to Servicer:                                                     $0.00

(7)  Release to Seller from Excess Collections over Distributions                              $0.00

Check for Error                                                                       NO ERROR
Sum of Above Distributions                                                            $18,098,212.87
Total Distribution Amount plus Releases to Seller                                     $18,098,212.87

                                  Page 9 of 11


CASE EQUIPMENT LOAN TRUST 1999-A
SERVICER'S CERTIFICATE

$75,550,000 Class A-1  4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2  5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3  5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4  5.770% Asset Backed Notes due August 15, 2005
$31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                              15-Mar-01
(1)  Total Distribution Amount:                                                       $18,098,212.87

(2)  Administration Fee:                                                                     $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                       $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                        $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                       $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                        $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                 $380,242.97

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                        $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:               $1,067,209.58

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                       $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                   $66,001.08

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                         $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                              $1,513,453.63
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                 $0.00

(15)  % of Principal Distribution Amount applicable to A-1 Noteholders                          0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                          $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                         $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                 $0.00

(19)  % of Principal Distribution Amount applicable to A-2 Noteholders                          0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                          $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                         $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                        $15,682,681.79

(23)  % of Principal Distribution Amount applicable to A-3 Noteholders                         96.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                          $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                $15,682,681.79

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                 $0.00

(27)  % of Principal Distribution Amount applicable to A-4 Noteholders                          0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                          $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                         $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                             $653,445.07

(31)  % of Principal Distribution Amount applicable to B Noteholders                            4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                            $0.00

(33)  B Noteholders' Principal Distributable Amount:                                     $653,445.07

(34)  Noteholders' Principal Distribution Amount:                                     $16,336,126.86

(35)  Noteholders' Distributable Amount:                                              $17,849,580.49

(36)  Deposit to Spread Account (from excess collections):                               $248,465.71

(37)  Specified Spread Account Balance (after all distributions and adjustments):     $15,500,015.62
         The Lesser of:

            (a) 2.00% of the Initial Pool Balance                                     $15,500,015.62

            (b) the Note Balance                                                     $300,383,317.60

(38)  Spread Account Balance over the Specified Spread Account Balance:                  $102,260.22

(39)  Certificateholders' Interest Distributable Amount:                                 $102,260.22

(40)  Certificateholders' Interest Carryover Shortfall:                                   $52,088.79

(41)  % of Principal Distribution Amount applicable to Certificat holders                       0.00%

(42)  Certificateholders' Principal Distributable Amount applicable to current period          $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                       $0.00

(44)  Certificateholders' Principal Distributable Amount:                                      $0.00

(45)  Certificateholders' Distributable Amount:                                          $102,260.22

(46)  Servicing Fee:                                                                           $0.00

(47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Excess Distributions                                              $0.00
    (b) Release of Excess Amount in Negative Carry Account                                     $0.00
    (c) Release of Excess Amount in Yield Supplement Account                                   $0.00

(48)  Amount to be withdrawn from the Spread Account and deposited
         into the Note Distribution Account                                                    $0.00

(49)  Pool Balance as of the opening of business on the first day of
         the Collection Period in which the Payment Date occurs:                     $332,220,225.44

                                 Page 10 of 11

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                         $0.00
           A-1 Note Pool Factor:                                                           0.0000000

           Outstanding Principal Balance of A-2 Notes:                                         $0.00
           A-2 Note Pool Factor:                                                           0.0000000

           Outstanding Principal Balance of A-3 Notes:                                $65,797,953.66
           A-3 Note Pool Factor:                                                           0.4802770

           Outstanding Principal Balance of A-4 Notes:                               $221,950,000.00
           A-4 Note Pool Factor:                                                           1.0000000

           Outstanding Principal Balance of B Notes:                                  $12,635,363.94
           B Note Pool Factor:                                                             0.4075924

           Outstanding Principal Balance of the Certificates:                         $15,500,000.00
           Certificate Pool Factor:                                                        1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:             $394,604.60

(53)  Spread Account Balance after giving effect to all distributions:                $15,500,015.62







================================================================================

                                    26-Mar-01


Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust 1999-A

Dear Bruce:

Per our agreement at closing, the following information regarding the Case
Equipment Loan Trust 1999-A is provided to Moody's for the following collection period.

      Pool Balance on                                                06-Feb-01
                                                               $332,220,225.44
      Pool Balance on                                                05-Mar-01
                                                               $315,884,098.58

      Realized Losses during collection period:                    $394,604.60

      Aggregate Scheduled Payments delinquent by more
      than 60 days at the end of collection period:              $4,038,063.42

      Aggregate Contract Value of all Receivables as to
      which the related Financed Equipment has been
      repossessed but in which the Receivable has not
      been liquidated at the end of the collection period:       $4,335,522.12

Total Collections During the Collection Period:                 $18,098,212.87

Sincerely,




Ralph Than
Case Credit Corporation

CASE EQUIPMENT LOAN TRUST 1999-B

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006 $31,500,000 Class B 7.050% Asset Backed Notes due June 15, 2006 $17,500,000 7.050% Asset Backed Certificates
                                                      19-Mar-01
                                                       06:29 PM
Prepared by  Shawn Ostrowski (262) 636 - 5284   File: us99b.xls

        ----------------------------------------------------------------------------------------------------------------------------
NPV Data
 Input
 Section     31-Jul-99      05-Mar-01    05-Mar-01     05-Mar-01     05-Mar-01     05-Mar-01     05-Mar-01  05-Mar-01      05-Mar-01
        ----------------------------------------------------------------------------------------------------------------------------
Scheduled      Pool 1A        Pool 1A      Pool 1B       Pool 1C       Pool 1D       Pool 2A       Pool 2B     Pool 3         Pool 4
 cash         (Retail)       (Retail)        (FPL)    (Forestry)      (Trucks)
 flows          Cutoff
 as of      481,775.39   4,635,062.22 1,083,274.80  1,783,743.41  3,144,927.60  2,325,280.03  2,169,532.48 162,742.31   5,223,185.95
 the      5,059,574.60   3,552,823.89   330,580.04    800,660.16    831,087.58  1,258,691.90  1,125,124.59  64,114.89   2,164,983.50
          3,773,678.37   5,712,421.58   344,618.27    840,727.29    857,410.60  1,157,413.52  1,082,140.65       0.00   1,991,838.58
          3,851,991.40   8,211,282.16   353,355.05    620,048.11    876,495.01  1,411,691.10  1,088,690.26   5,388.70   2,000,558.92
          4,702,792.68   6,245,916.28   353,571.90    630,932.45    846,508.38  2,811,622.31  1,187,017.93       0.00   2,199,387.72
          5,067,768.29   3,059,246.43   352,721.26    551,876.97    837,704.43  4,233,445.88  2,806,423.07       0.00   2,182,379.06
          4,071,715.23   3,040,242.02   352,721.25    605,196.85    840,746.72  2,094,410.69  6,951,521.95 102,101.36   5,590,234.12
          4,038,884.53   2,886,251.78   350,899.78    656,837.25    820,339.34  1,152,609.65  1,425,554.07  18,205.11   6,251,162.81
          3,996,341.52   3,138,316.32   350,113.66    635,932.02    814,522.70  1,559,790.79  1,727,264.82   5,184.06   3,137,672.34
          4,912,452.87   3,965,453.41   346,980.69    672,898.89    831,172.86  1,738,703.89  1,971,820.44   2,650.81   2,677,937.74
          8,479,682.24   3,419,789.23   343,437.80    671,295.60    789,643.49  1,445,689.55  1,504,953.94       0.00   2,190,626.97
         10,770,271.64   2,795,474.82   344,408.00    561,917.88    802,293.23  1,327,374.53  1,192,339.49       0.00   1,994,030.02
          6,415,977.99   2,930,090.38   340,968.90    690,440.86    751,687.00  1,111,972.78  1,246,702.79       0.00   2,184,412.50
          4,279,065.28   3,414,757.08   296,659.93    906,240.10    758,947.89  1,163,596.85  1,046,720.21       0.00   1,982,009.29
          3,692,654.06   5,524,645.81   324,868.37    754,384.30    760,170.26  1,108,063.48  1,018,236.73       0.00   1,812,502.51
          3,914,171.50   7,787,933.48   272,870.30    560,393.12    812,395.12  1,347,778.02  1,016,377.62       0.00   1,800,233.72
          4,814,300.45   5,685,089.02   253,000.99    595,322.19    707,473.96  2,751,419.19  1,080,904.63       0.00   1,943,062.85
          5,177,437.20   2,383,337.55   253,367.00    492,138.15    681,587.70  4,071,631.68  2,698,902.85       0.00   1,836,225.15
          4,020,165.77   2,339,579.11   257,158.79    518,690.93    674,615.36  1,935,917.38  6,767,692.08       0.00   5,235,156.72
          3,976,214.78   2,165,135.79   237,130.67    549,389.19    666,685.68    982,988.03  1,264,396.04       0.00   5,766,217.54
          3,904,237.93   2,354,101.25   241,015.05    574,831.07    650,376.64  1,299,530.80  1,571,767.34       0.00   2,667,896.48
          4,793,046.78   3,077,525.37   233,787.92    616,306.54    636,246.72  1,546,808.70  1,797,480.18       0.00   2,638,195.67
          8,277,912.97   2,676,805.43   233,072.15    549,540.60    585,107.52  1,237,281.31  1,300,517.36       0.00   1,827,086.91
         10,528,135.84   2,087,826.29   227,737.60    428,390.46    596,528.77  1,132,410.23  1,015,595.81       0.00   1,632,773.31
          6,144,249.72   2,101,827.12   206,057.20    529,665.69    557,025.22    936,063.56  1,017,162.50       0.00   1,828,711.26
          4,046,669.64   2,237,317.15   185,198.45    659,263.46    521,355.69    998,331.73    872,870.56       0.00   1,620,503.75
          3,520,434.77   3,469,150.62   151,160.27    586,484.79    505,001.27    922,126.84    838,065.29       0.00   1,550,410.44
          3,723,066.71   5,390,412.09    83,590.50    372,961.97    473,481.12  1,163,262.52    836,478.41       0.00   1,352,295.56
          4,593,112.31   3,637,820.97    84,972.84    367,132.04    434,721.49  2,207,513.09    902,271.36       0.00   1,489,077.70
          5,011,131.36   1,245,026.95    82,470.88    284,445.98    391,653.85  3,125,982.04  2,236,935.35       0.00   1,380,839.70
          3,850,651.66   1,194,229.12    74,817.08    294,383.40    398,301.08  1,403,977.96  5,253,851.83       0.00   4,174,204.82
          3,836,975.60   1,057,070.05    49,708.74    299,430.49    377,156.84    493,416.19    753,001.92       0.00   4,293,990.71
          3,697,034.07   1,179,349.21    47,859.57    334,407.21    365,739.55    815,814.56  1,155,314.61       0.00   1,732,048.33
          4,550,885.12   1,698,961.00    47,859.57    367,932.60    372,910.64    994,757.14  1,295,991.48       0.00   1,368,275.16
          7,757,673.60   1,468,806.14    61,812.74    272,109.37    299,841.85    757,463.52    828,230.96       0.00     983,505.07
          9,801,528.47   1,090,032.47    47,859.57    343,655.85    309,265.61    630,402.72    510,767.87       0.00     783,815.79
          5,329,897.26     971,628.80    35,500.22    313,855.18    291,856.11    543,250.77    556,354.60       0.00     958,846.57
          3,143,387.64   1,074,938.27    30,206.71    359,285.17    310,540.44    518,299.81    417,130.46       0.00     705,928.32
          2,685,421.69   1,828,777.28    18,479.70    338,748.03    247,941.48    450,668.25    411,222.75       0.00     688,477.25
          2,813,930.77   3,461,056.07     6,712.26    123,819.66    173,515.84    679,965.56    379,475.11       0.00     546,485.27
          3,562,297.12   1,956,332.03    25,887.90    140,547.51    157,610.83  1,485,191.48    453,039.93       0.00     618,797.12
          3,819,572.90     422,314.50         0.00     11,055.18     66,883.60  1,968,799.48  1,543,511.80       0.00     665,876.87
          2,906,585.74     237,191.18     9,678.40     34,761.11     61,648.08    863,494.61  4,250,328.66       0.00   2,960,272.98
          2,960,575.33     136,653.87     4,384.42      1,449.40     60,309.84     89,097.42    409,052.29       0.00   3,007,951.30
          2,611,041.41     158,681.40     5,530.92     10,455.02     10,581.77    381,494.91    607,025.69       0.00     804,878.86
          2,867,873.08     191,329.81         0.00      1,449.40     17,161.77    354,117.04    448,208.22       0.00     618,340.74
          5,392,899.05      57,805.55         0.00          0.00      8,343.73    254,485.49    200,307.77       0.00     279,060.32
          6,660,526.49      15,901.26         0.00          0.00      8,343.73     65,952.45     44,378.58       0.00      45,806.75
          3,457,675.04      37,460.37         0.00          0.00      8,343.73     14,740.11     39,720.75       0.00      98,390.32
          1,638,195.92      93,444.36         0.00     15,694.17     17,295.89     38,352.83      8,749.51       0.00      25,009.19
          1,311,517.20      84,173.69         0.00          0.00    197,900.32     45,035.77     39,254.94       0.00       8,477.97
          1,333,023.47      36,113.44         0.00          0.00          0.00    235,615.77     15,644.27       0.00      15,660.57
          2,001,078.85           0.00         0.00          0.00          0.00    325,553.21     40,356.90       0.00      23,907.81
          2,120,018.12           0.00         0.00          0.00          0.00          0.00    211,407.67       0.00      52,886.78
          1,446,112.14           0.00         0.00          0.00          0.00          0.00     13,417.52       0.00     483,211.28
          1,516,553.93           0.00         0.00          0.00          0.00          0.00          0.00       0.00           0.00
          1,187,229.73           0.00         0.00          0.00          0.00          0.00          0.00       0.00           0.00
          1,359,950.96      16,368.52         0.00          0.00          0.00          0.00          0.00       0.00      20,290.76
          3,294,291.18           0.00         0.00          0.00          0.00          0.00          0.00       0.00      32,655.85
          4,258,852.11           0.00         0.00          0.00          0.00          0.00          0.00       0.00           0.00
          1,631,860.97           0.00         0.00          0.00          0.00          0.00          0.00       0.00           0.00
            337,455.66           0.00         0.00          0.00          0.00          0.00          0.00       0.00           0.00
            105,439.75           0.00         0.00          0.00          0.00          0.00          0.00       0.00           0.00
            132,943.66           0.00         0.00          0.00          0.00          0.00          0.00       0.00           0.00
            256,320.92           0.00         0.00          0.00          0.00          0.00          0.00       0.00           0.00
             58,917.25           0.00         0.00          0.00          0.00          0.00          0.00       0.00           0.00
             13,059.81           0.00         0.00          0.00          0.00          0.00          0.00       0.00           0.00
             40,978.93           0.00         0.00          0.00          0.00          0.00          0.00       0.00           0.00
             83,229.11           0.00         0.00          0.00          0.00          0.00          0.00       0.00           0.00
             52,328.99           0.00         0.00          0.00          0.00          0.00          0.00       0.00           0.00
             31,339.71           0.00         0.00          0.00          0.00          0.00          0.00       0.00           0.00
             55,550.47           0.00         0.00          0.00          0.00          0.00          0.00       0.00           0.00
                  0.00           0.00         0.00          0.00          0.00          0.00          0.00       0.00           0.00
                  0.00           0.00         0.00          0.00          0.00          0.00          0.00       0.00           0.00
                  0.00           0.00         0.00          0.00          0.00          0.00          0.00       0.00           0.00

Total
 Time
 Balance
 of
 Scheduled
 Cash
 Flows  256,011,594.71 129,639,279.99 9,338,068.11 22,331,127.07 27,219,405.93 64,969,349.12 72,647,206.89 360,387.24 104,148,661.55

                                   Page 1 of 12


CASE EQUIPMENT LOAN TRUST 1999-B

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2  6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3  6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4  6.900% Asset Backed Notes due June 15, 2006
$31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Prepared by  Shawn Ostrowski (262) 636 - 5284                         03/20/01
                                                                      03:51 AM
Scheduled Payment Date                                                                         15-Mar-01
Actual Payment Date                                                                            15-Mar-01
Collection Period Begin Date                                                                   06-Feb-01
Collection Period End Date                                           31-Jul-99                 05-Mar-01
Days in accrual period (30/360)                                                                       30
Days in accrual period (ACT/360)                                                                      28

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                               $14,174,244.88

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                        $0.00
    Government obligors                                                                            $0.00
          Total Warranty Repurchases                                                               $0.00

Total Collections For The Period                                                          $14,174,244.88

Total Collection                                                                          $14,174,244.88
Negative Carry Withdrawls                                                                          $0.00
Yield Supplement Withdrawals                                                                       $0.00

Reinvestment Income (including Pre-Funding Account, Spread Account (and YSA if any))          $99,911.93
Pre-Funding Account Reinvestment Income                                                            $0.00

       Total Distribution Amount                                                          $14,274,156.81

MISCELLANEOUS DATA

       TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                $8,319,342.69
    Scheduled Amounts 60 days or more past due                                             $4,154,144.73
    Net Losses on Liquidated Receivables                                                   $1,416,209.26
    Number of Loans at Beginning of Period                                                        17,319
    Number of Loans at End of Period                                                              17,063
    Repossessed Equipment not Sold or Reassigned (Beginning)                               $3,581,558.96
    Repossessed Equipment not Sold or Reassigned (End)                                     $4,257,539.95

                                  Page 2 of 12

CASE EQUIPMENT LOAN TRUST 1999-B

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2  6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3  6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4  6.900% Asset Backed Notes due June 15, 2006
$31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Actual Payment Date                                                                              15-Mar-01
Collection Period Begin Date                                                                     06-Feb-01
Collection Period End Date                                                                       05-Mar-01

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                    $394,395,254.53
       A-1 Note Beginning Principal Balance                                                          $0.00
       A-2 Note Beginning Principal Balance                                                 $76,776,468.08
       A-3 Note Beginning Principal Balance                                                $100,000,000.00
       A-4 Note Beginning Principal Balance                                                $182,371,000.00
       B Note Beginning Principal Balance                                                   $17,747,786.45
       Certificate Beginning Principal Balance                                              $17,500,000.00

Total Principal Balance of Notes and Certificates (End of Period)                          $381,224,925.40
       A-1 Note Principal Balance (End of Period)                                                    $0.00
                  A-1 Note Pool Factor (End of Period)                                           0.0000000
       A-2 Note Principal Balance (End of Period)                                           $64,198,803.76
                  A-2 Note Pool Factor (End of Period)                                           0.2139960
       A-3 Note Principal Balance (End of Period)                                          $100,000,000.00
                  A-3 Note Pool Factor (End of Period)                                           1.0000000
       A-4 Note Principal Balance (End of Period)                                          $182,371,000.00
                  A-4 Note Pool Factor (End of Period)                                           1.0000000
       B Note Principal Balance (End of Period)                                             $17,155,121.64
                     B Note Pool Factor (End of Period)                                          0.5446070
       Certificate Principal Balance (End of Period)                                        $17,500,000.00
                  Certificate Pool Factor (End of Period)                                        1.0000000

Contract Value Decline                                                                      $13,170,329.13
       Pool Balance (Beg. of Collection Period)                                            $394,395,254.53
       Pool Balance (End of Collection Period)                                             $381,224,925.40

Total Distribution Amount (TDA)                                                             $14,274,156.81
       Total Collections and Investment Income for the Period                               $14,274,156.81
       Negative Carry Amount                                                                         $0.00

Principal Distribution Amount  (PDA)                                                        $13,170,329.13

Principal Allocation to Notes and Certificates                                              $13,170,329.13
       A-1 Noteholders' Principal Distributable Amount                                               $0.00
       A-2 Noteholders' Principal Distributable Amount                                      $12,577,664.32
       A-3 Noteholders' Principal Distributable Amount                                               $0.00
       A-4 Noteholders' Principal Distributable Amount                                               $0.00
       B Noteholders' Principal Distributable Amount                                           $592,664.81
       Certificateholders' Principal Distributable Amount                                            $0.00

Interest Distributable Amount                                                                $2,423,150.49
       Noteholders' Interest Distributable Amount applicable to A-1 Notes                            $0.00
       Noteholders' Interest Distributable Amount applicable to A-2 Notes                      $404,995.87
       Noteholders' Interest Distributable Amount applicable to A-3 Notes                      $555,000.00
       Noteholders' Interest Distributable Amount applicable to A-4 Notes                    $1,048,633.25
       Noteholders' Interest Distributable Amount applicable to B Notes                        $104,268.25
       Certificateholders' Interest Distributable Amount                                       $310,253.12

Spread Account
       Beginning Spread Account Balance                                                     $12,381,602.76
       Deposit to Spread Account from Pre-Funding Account                                            $0.00
       Deposit to Spread Account from Excess Collections over Distributions                          $0.00
       Distribution from Spread Account for Interest / Principal Shortfall                   $1,009,236.36

       Specified Spread Account Balance                                                     $14,000,005.12
       Ending Spread Account Balance (after distributions)                                  $11,372,366.40

Credit Enhancement                                                                                    2.98%
       Spread account % of Ending Pool Balance                                                        2.98%
       Overcollateralization % of Ending Pool Balance                                                 0.00%

       Scheduled Amounts 30 - 59 days past due                                               $8,319,342.69
                       as % of Ending Pool Balance                                                    2.18%
       Scheduled Amounts 60 days or more past due                                            $4,154,144.73
                       as % of Ending Pool Balance                                                    1.09%
       Net Losses on Liquidated Receivables                                                  $1,416,209.26
                       as % of Ending Pool Balance                                                    0.37%


                                  Page 3 of 12



        Pool 1A         Pool 1A       Pool 1B        Pool 1C        Pool 1D        Pool 2A        Pool 2B      Pool 3         Pool 4
       (Retail)        (Retail)         (FPL)     (Forestry)       (Trucks)
         Cutoff

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE

PART III -- SERVICING CALCULATIONS

Wtd.
Avg.
APR       8.911%          8.911%        8.911%         8.911%         8.911%         8.300%         8.300%      8.156%        8.506%

Contract
Value
(Beg.
of
Collection
Period),
by
origination
pool            $118,832,076.37 $9,064,563.58 $20,792,259.90 $26,527,554.38 $59,038,342.29 $65,108,046.58 $530,643.01 $94,501,768.42

Contract
Value
(End
of
Collection
Period),
by
origination
pool
$211,934,021.03 $115,383,776.96 $8,555,100.48 $19,945,700.42 $24,461,493.85 $57,274,809.62 $63,656,457.24 $354,506.32 $91,593,080.51
--------------- --------------- ------------- -------------- -------------- -------------- -------------- ----------- --------------

Contract
Value
Decline           $3,448,299.41   $509,463.10    $846,559.48  $2,066,060.53  $1,763,532.67  $1,451,589.34 $176,136.69  $2,908,687.91
                           2.90%         5.62%          4.07%          7.79%          2.99%          2.23%      33.19%         3.08%

Initial Pool
Balance         $700,000,255.78

Pool Balance
(End of
Collection
Period)         $381,224,925.40


Collections
and
Investment
Income for
the period       $14,274,156.81

Negative Carry
Amount                    $0.00


Total
Distribution
Amount (TDA)     $14,274,156.81

One-Time
adjustment
to Dec-15-99 PDA

Principal
Distribution
Amount  (PDA)    $13,170,329.13


Initial B
Percentage                4.500%

Unscheduled
Principal
(per pool)                $0.00         $0.00          $0.00          $0.00          $0.00          $0.00       $0.00          $0.00

Total
Unscheduled
Principal                 $0.00


2.  CALCULATION OF DISTRIBUTABLE AMOUNTS


A-1 Note
Beginning
Principal
Balance                   $0.00

A-1 Noteholders'
Principal
Carryover
Shortfall
(Previous Period)         $0.00

A-1 Noteholders'
Share of the
Principal
Distribution
Amount                     0.00%

A-1 Noteholders'
Principal
Distributable
Amount                    $0.00


Principal
Distribution
Amount
Remaining        $13,170,329.13


A-2 Note
Beginning
Principal
Balance          $76,776,468.08

A-2 Noteholders'
Principal
Carryover
Shortfall
(Previous Period)         $0.00

A-2 Noteholders'
Share of the
Principal
Distribution Amount       95.50%

A-2 Noteholders'
Principal
Distributable
Amount           $12,577,664.32


Principal
Distribution
Amount
Remaining           $592,664.81


A-3 Note
Beginning
Principal
Balance          100,000,000.00

A-3 Noteholders'
Principal
Carryover
Shortfall
(Previous Period)         $0.00

A-3 Noteholders'
Share of the
Principal
Distribution
Amount                     0.00%

A-3 Noteholders'
Principal
Distributable
Amount                    $0.00


Principal
Distribution
Amount
Remaining           $592,664.81


A-4 Note
Beginning
Principal
Balance          182,371,000.00

A-4 Noteholders'
Principal
Carryover
Shortfall
(Previous Period)         $0.00

A-4 Noteholders'
Share of the
Principal
Distribution
Amount                     0.00%

A-4 Noteholders'
Principal
Distributable
Amount                    $0.00


Principal
Distribution
Amount
Remaining           $592,664.81


B Note
Beginning
Principal
Balance          $17,747,786.45

B Noteholders'
Principal
Carryover
Shortfall
(Previous
Period)                   $0.00

B Noteholders'
Share of the
Principal
Distribution
Amounts                    4.50%

B Noteholders'
Principal
Distributable
Amount              $592,664.81


Principal
Distribution
Amount
Remaining                 $0.00


Certificate
Beginning
Principal
Balance          $17,500,000.00

Certificateholders'
Principal
Carryover
Shortfall
(Previous
Period)                   $0.00

Certificateholders'
Share of the
Principal
Distribution
Amounts                    0.00%

Certificateholders'
Principal
Distributable
Amount                    $0.00


Interest
Accrued on
Class A-1
Notes
this
period   5.6740%          $0.00

Noteholders'
Interest
Carryover
Shortfall
(Previous
Period)
applicable
to A-1 Notes              $0.00

Interest Due
(in Arrears)
on above
Shortfall                 $0.00

Noteholders'
Interest
Distributable
Amount
applicable
to A-1 Notes              $0.00


Interest
Accrued on
Class A-2
Notes
this
period   6.3300%    $404,995.87

Noteholders'
Interest
Carryover
Shortfall
(Previous
Period)
applicable
to A-2 Notes              $0.00

Interest Due
(in Arrears)
on above
Shortfall                 $0.00

Noteholders'
Interest
Distributable
Amount
applicable
to A-2 Notes        $404,995.87


Interest
Accrued on
Class A-3
Notes
this
period   6.6600%    $555,000.00

Noteholders'
Interest
Carryover
Shortfall
(Previous
Period)
applicable
to A-3 Notes              $0.00

Interest Due
(in Arrears)
on above
Shortfall                 $0.00

Noteholders'
Interest
Distributable
Amount
applicable
to A-3 Notes        $555,000.00


Interest
Accrued on
Class A-4
Notes
this
period   6.9000%  $1,048,633.25

Noteholders'
Interest
Carryover
Shortfall
(Previous
Period)
applicable
to A-4 Notes              $0.00

Interest Due
(in Arrears)
on above
Shortfall                 $0.00

Noteholders'
Interest
Distributable
Amount
applicable
to A-4 Notes      $1,048,633.25


Interest
Accrued on
Class A-1,
A-2, A-3
and A-4
Notes
this
period            $2,008,629.12

Offered
Noteholders'
Interest
Carryover
Shortfall
(Previous
Period)                   $0.00

Interest Due
(in Arrears)
on above
Shortfall                 $0.00

Offered
Noteholders'
Interest
Distributable
Amount            $2,008,629.12


Interest
Accrued on
Class B
Notes
this
period   7.0500%    $104,268.25

Noteholders'
Interest
Carryover
Shortfall
(Previous
Period)
applicable
to B Notes                $0.00

Interest Due
(in Arrears)
on above
Shortfall                 $0.00
Noteholders'
Interest
Distributable
Amount
applicable
to B Notes          $104,268.25


Interest
Accrued on
Certificates
this
period   7.0500%    $102,812.50

Certificateholders'
Interest
Carryover
Shortfall
(Previous
Period)             $206,229.02

Interest Due
(in Arrears)
on Above
Shortfall             $1,211.60

Certificateholders'
Interest
Distributable
Amount              $310,253.12


                                  Page 4 of 12


3. ALLOCATION OF DISTRIBUTION AMOUNTS


a. TOTAL
DISTRIBUTION
AMOUNT (TDA)     $14,274,156.81


Administration
Fee Shortfall
(Previous
Period)                   $0.00

Administration
Fee Accrued
during
this
Period  $500.00         $166.67

Administration
Fee Paid
this
Period
from TDA                $166.67

Administration
Fee Shortfall             $0.00


Total
Distribution
Amount
Remaining        $14,273,990.14


Noteholders'
Interest
Carryover
Shortfall
(Previous
Period)
applicable
to A-1 Notes              $0.00

Interest Due
(in Arrears)
on above
Shortfall                 $0.00

Interest
Accrued on
Class A-1
Notes
this
period                    $0.00

Noteholders'
Interest
applicable to
A-1 Notes
Paid this
Period
from TDA                  $0.00

Preliminary
Noteholders'
Interest
Carryover
Shortfall
(Current
Period)
applicable
to A-1 Notes              $0.00


Noteholders'
Interest
Carryover
Shortfall
(Previous
Period)
applicable
to A-2 Notes              $0.00

Interest Due
(in Arrears)
on above
Shortfall                 $0.00

Interest
Accrued on
Class A-2
Notes this
period              $404,995.87

Noteholders'
Interest
applicable to
A-2 Notes
Paid this
Period
from TDA            $404,995.87

Preliminary
Noteholders'
Interest
Carryover
Shortfall
(Current
Period)
applicable
to A-2 Notes              $0.00


Noteholders'
Interest
Carryover
Shortfall
(Previous
Period)
applicable
to A-3 Notes              $0.00

Interest Due
(in Arrears)
on above
Shortfall                 $0.00

Interest
Accrued on
Class A-3
Notes this
period              $555,000.00

Noteholders'
Interest
applicable
to A-3 Notes
Paid this
Period
from TDA            $555,000.00

Preliminary
Noteholders'
Interest
Carryover
Shortfall
(Current
Period)
applicable
to A-3 Notes              $0.00


Noteholders'
Interest
Carryover
Shortfall
(Previous
Period)
applicable
to A-4 Notes              $0.00

Interest Due
(in Arrears)
on above
Shortfall                 $0.00

Interest
Accrued on
Class A-4
Notes this
period            $1,048,633.25

Noteholders'
Interest
applicable
to A-4 Notes
Paid this
Period
from TDA          $1,048,633.25

Preliminary
Noteholders'
Interest
Carryover
Shortfall
(Current
Period)
applicable
to A-4 Notes              $0.00


Offered
Noteholders'
Interest
Carryover
Shortfall
(Previous
Period)                   $0.00

Interest Due
(in Arrears)
on above
Shortfall                 $0.00

Interest
Accrued on
Class A-1,
A-2, A-3
and A-4
Notes
this
period            $2,008,629.12

Offered
Noteholders'
Interest
Paid this
Period
from TDA          $2,008,629.12

Preliminary
A Noteholders'
Interest
Carryover
Shortfall
(Current
Period)                   $0.00


Total
Distribution
Amount
Remaining        $12,265,361.02


Noteholders'
Interest
Carryover
Shortfall
(Previous
Period)
applicable
to B Notes                $0.00

Interest Due
(in Arrears)
on above
Shortfall                 $0.00
Interest
Accrued on
Class B
Notes
this
period              $104,268.25

Noteholders'
Interest
applicable to
B Notes
Paid
this
Period
from TDA            $104,268.25

Preliminary
Noteholders'
Interest
Carryover
Shortfall
(Current
Period)
applicable
to B Notes                $0.00


Total
Distribution
Amount
Remaining        $12,161,092.77


A-1 Noteholders'
Principal
Carryover
Shortfall
(Previous
Period)                   $0.00

A-1 Noteholders'
Monthly
Principal
Distributable
Amount                    $0.00

A-1 Noteholders'
Principal
Distributable
Amount Paid
from TDA                  $0.00

Preliminary A-1
Noteholders'
Principal
Carryover
Shortfall
(Current
Period)                   $0.00


Total
Distribution
Amount
Remaining        $12,161,092.77


A-2 Noteholders'
Principal
Carryover
Shortfall
(Previous
Period)                   $0.00

A-2 Noteholders'
Monthly
Principal
Distributable
Amount           $12,577,664.32

A-2 Noteholders'
Principal
Distributable
Amount Paid
from TDA         $12,161,092.77

Preliminary A-2
Noteholders'
Principal
Carryover
Shortfall
(Current
Period)             $416,571.55


Total
Distribution
Amount
Remaining                 $0.00


A-3 Noteholders'
Principal
Carryover
Shortfall
(Previous
Period)                   $0.00

A-3 Noteholders'
Monthly
Principal
Distributable
Amount                    $0.00

A-3 Noteholders'
Principal
Distributable
Amount Paid
from TDA                  $0.00

Preliminary
A-3 Noteholders'
Principal
Carryover
Shortfall
(Current
Period)                   $0.00


Total
Distribution
Amount
Remaining                 $0.00


A-4 Noteholders'
Principal
Carryover
Shortfall
(Previous
Period)                   $0.00

A-4 Noteholders'
Monthly
Principal
Distributable
Amount                    $0.00

A-4 Noteholders'
Principal
Distributable
Amount Paid
from TDA                  $0.00

Preliminary
A-4 Noteholders'
Principal
Carryover
Shortfall
(Current
Period)                   $0.00


Total
Distribution
Amount
Remaining                 $0.00


B Noteholders'
Principal
Carryover
Shortfall
(Previous
Period)                   $0.00

B Noteholders'
Monthly
Principal
Distributable
Amount              $592,664.81

B Noteholders'
Principal
Distributable
Amount Paid
from TDA                  $0.00

Preliminary
B Noteholders'
Principal
Carryover
Shortfall
(Current
Period)             $592,664.81


Total
Excess
Distribution
Amount
Remaining                 $0.00


4.  RECONCILIATION OF PRE-FUNDING ACCOUNT


Beginning
Pre-Funding
Account
Balance                   $0.00


New
Collateral
Purchased                 $0.00

Deposit to
Spread
Account    2.50%          $0.00

Deposit to
Yield
Supplement
Account
(will be
necessary
only if
required
by rating
agencies)                 $0.00
                          -----
Payment
to
Seller                    $0.00


Ending
Pre-Funding
Account
Balance                   $0.00


Excess
Pre-Funded
Amount/
(Payment
to Seller)                $0.00


Adjusted
Ending
Pre-Funding
Account
Balance                   $0.00



                                  Page 5 of 12


5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT


Beginning
Negative
Carry
Account
Balance                   $0.00

Negative
Carry                 4.2272719%

Number of
Days
Remaining                  0.00


Pre-Funded
Percentage                0.000%

Negative
Carry
Withdrawls                $0.00

Cumulative
Negative
Carry
Withdrawls                $0.00

Maximum
Negative
Carry
Amount                    $0.00

Required
Negative
Carry
Account
Balance                   $0.00

Interim
Ending
Negative
Carry
Account
Balance                   $0.00

Negative
Carry
Amount
Released
to Seller                 $0.00


Ending
Negative
Carry
Account
Balance                   $0.00


6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT - ONLY NECESSARY IF REQUIRED BY RATING AGENCIES


Beginning
Yield
Supplement
Account
Balance                   $0.00

Deposit
to Yield
Supplement
Account
from
Pre-Funding
Account                   $0.00

Receivables
Percentage                 0.00%

Withdrawal
of Yield
Supplement
Amount                    $0.00

Maximum
Yield
Supplement
Amount                    $0.00

Required
Yield
Supplement
Amount                    $0.00

Interim
Yield
Supplement
Account
Balance                   $0.00
Yield
Supplement
Amount
Released
to Seller                 $0.00


Ending
Yield
Supplement
Account
Balance                   $0.00


7.  DISTRIBUTIONS FROM SPREAD ACCOUNT


Beginning
Spread
Account
Balance          $12,381,602.76

Deposit to
Spread
Account
from
Pre-Funding
Account                   $0.00

Deposit to
Spread
Account
from
Excess
Collections
over
Distributions             $0.00


Distribution
from
Spread
Account to
Noteholders'
Distr.
Account           $1,009,236.36

Adj to
Preliminary
Noteholders'
Interest
Carryover
Shortfall
(Current
Period)
applicable
to A-1 Notes              $0.00

Adj to
Preliminary
Noteholders'
Interest
Carryover
Shortfall
(Current
Period)
applicable
to A-2 Notes              $0.00

Adj to
Preliminary
Noteholders'
Interest
Carryover
Shortfall
(Current
Period)
applicable
to A-3 Notes              $0.00

Adj to
Preliminary
Noteholders'
Interest
Carryover
Shortfall
(Current
Period)
applicable
to A-4 Notes              $0.00

Remaining
Distribution
from
Spread
Account to
Noteholders'
Distr.
Account           $1,009,236.36


Adj to
Preliminary
Noteholders'
Interest
Carryover
Shortfall
(Current
Period)
applicable
to B Notes                $0.00

Remaining
Distribution
from
Spread
Account to
Noteholders'
Distr.
Account           $1,009,236.36

Adj to
Preliminary
A-1 Noteholders'
Principal
Carryover
Shortfall
(Current
Period)                   $0.00

Adj to
Preliminary
A-2 Noteholders'
Principal
Carryover
Shortfall
(Current
Period)             $416,571.55

Adj to
Preliminary
A-3 Noteholders'
Principal
Carryover
Shortfall
(Current
Period)                   $0.00

Adj to
Preliminary
A-4 Noteholders'
Principal
Carryover
Shortfall
(Current
Period)                   $0.00

Remaining
Distribution
from
Spread
Account to
Noteholders'
Distr.
Account             $592,664.81


Adj to
Preliminary
B Noteholders'
Principal
Carryover
Shortfall
(Current
Period)             $592,664.81


Preliminary
Spread
Account
Balance
Remaining        $11,372,366.40


Cumulative
Realized
Losses
since
28-February-99
(Cut-off Date)    $9,670,416.70

Are Cum.
Realized
Losses
> 2.25% of
Initial
Pool
Balance?                     NO

12*(Realized
Losses
during
Collection
Period)
+ Repos
at end of
Collection
Period           $21,252,051.07

Is
12*Realized
Losses
+ Unliq.
Repos
> 1.65%
of Beg.
Pool
Balance?                    YES

60 day or
> Delinquent
Scheduled
Amounts           $4,154,144.73

Are 60
day or
> Delinquencies
> 2.25%
of Ending
Pool
Balance?                     NO

Are any
of the
three
conditions
"YES"?                      YES


Preliminary
A-1 Note
Principal
Balance
(End of
Period)                   $0.00

Preliminary
A-2 Note
Principal
Balance
(End of
Period)          $64,198,803.76

Preliminary
A-3 Note
Principal
Balance
(End of
Period)         $100,000,000.00

Preliminary
A-4 Note
Principal
Balance
(End of
Period)         $182,371,000.00

Preliminary
B Note
Principal
Balance
(End of
Period)          $17,155,121.64

Preliminary
Total
Principal
Balance of
Notes
(End of
Period)         $363,724,925.40


Specified
Spread
Account
Balance           14,000,005.12

Lesser of:
(a) 2.50%
of the
Initial
Pool
Balance
during
Pre-Fund,
2.0%
Thereafter        14,000,005.12


(b) the
Note
Balance          363,724,925.40


Preliminary
Spread
Account
Balance
Remaining        $11,372,366.40

Preliminary
Excess
Amount in
Spread
Account                   $0.00

Preliminary
Shortfall
Amount in
Spread
Account           $2,627,638.72


Deposit to
Spread
Account
from
Remaing
Excess
Distribution              $0.00


Spread
Account
Excess                    $0.00

  release of
  required
  50bp
  from
  Spread
  Account                 $0.00


Ending
Spread
Account
Balance
(after
distributions)   $11,372,366.40

Net
Change in
Spread
Account
Balance          ($1,009,236.36)



                                  Page 6 of 12


8. CERTIFICATE DISTRIBUTIONS AND SERVICING FEES

Total
Excess
Distribution
Amount
Remaining                 $0.00


Certificateholders'
Interest
Carryover
Shortfall
(Previous
Period)             $206,229.02

Interest Due
(in Arrears)
on Above
Shortfall             $1,211.60

Interest
Accrued on
Certificates
this
period              $102,812.50

Certificateholders'
Interest
Paid
from
Excess
Distribution              $0.00

Preliminary
Certificateholders'
Interest
Carryover
Shortfall
(Current
Period)             $310,253.12


Total
Excess
Distribution
Amount
Remaining                 $0.00


Certificateholders'
Principal
Carryover
Shortfall
(Previous
Period)                   $0.00

Certificateholders'
Principal
Distributable
Amount
applicable
to current
period                    $0.00

Certificateholders'
Principal
Distributable
Amount
Paid
from
Excess
Distrbution               $0.00

Preliminary
Certificateholders'
Principal
Carryover
Shortfall
(Current
Period)                   $0.00


Total
Excess
Distribution
Amount
Remaining                 $0.00


Servicing
Fee
Shortfall
(Previous
Period)            1,979,636.71

Servicing
Fees
Accrued
during
this
Period     1.00%    $328,662.71

Servicing
Fees
Paid
this
Period
Excess
Distribution              $0.00

Adjustment to
Servicing
Fee                       $0.00

Adjustment to
Excess
Distribution
Amount
Remaining                 $0.00

Servicing
Fee
Shortfall         $2,308,299.42


Total
Excess
Distribution
Amount
Remaining                 $0.00


9.  ENDING BALANCES


Noteholders'
Interest
Carryover
Shortfall
(Current
Period)
applicable to
A-1 Notes                 $0.00

Noteholders'
Interest
Carryover
Shortfall
(Current
Period)
applicable to
A-2 Notes                 $0.00

Noteholders'
Interest
Carryover
Shortfall
(Current
Period)
applicable to
A-3 Notes                 $0.00

Noteholders'
Interest
Carryover
Shortfall
(Current
Period)
applicable to
A-4 Notes                 $0.00

Noteholders'
Interest
Carryover
Shortfall
(Current
Period)
applicable to
B Notes                   $0.00

A-1 Noteholders'
Principal
Carryover
Shortfall
(Current
Period)                   $0.00

A-2 Noteholders'
Principal
Carryover
Shortfall
(Current
Period)                   $0.00

A-3 Noteholders'
Principal
Carryover
Shortfall
(Current
Period)                   $0.00

A-4 Noteholders'
Principal
Carryover
Shortfall
(Current
Period)                   $0.00

B Noteholders'
Principal
Carryover
Shortfall
(Current
Period)                   $0.00

Certificateholders'
Interest
Carryover
Shortfall
(Ending
Balance)            $310,253.12

Certificateholders'
Principal
Carryover
Shortfall
(Ending
Balance)                  $0.00


A-1 Note
Principal
Balance
(End of
Period)                   $0.00

A-2 Note
Principal
Balance
(End of
Period)          $64,198,803.76

A-3 Note
Principal
Balance
(End of
Period)         $100,000,000.00

A-4 Note
Principal
Balance
(End of
Period)         $182,371,000.00

B Note
Principal
Balance
(End of
Period)          $17,155,121.64

Certificate
Principal
Balance
(End of
Period)          $17,500,000.00

Total
Principal
Balance of
Notes and
Certificates
(End of
Period)         $381,224,925.40


A-1 Note
Pool
Factor
(End of
Period)
 $68,629,000.00       0.0000000

A-2 Note
Pool
Factor
(End of
Period)
$300,000,000.00       0.2139960

A-3 Note
Pool
Factor
(End of
Period)
$100,000,000.00       1.0000000

A-4 Note
Pool
Factor
(End of
Period)
$182,371,000.00       1.0000000

B Note
Pool
Factor
(End of
Period)
 $31,500,000.00       0.5446070

Certificate
Pool
Factor
(End of
Period)
 $17,500,000.00       1.0000000

Total
Notes &
Certificates
Pool
Factor
(End of
Period)               0.5446070


Specified
Spread
Account
Balance
(after all
distributions
and
adjustments)     $11,372,366.40


Yield
Supplement
Account
Balance
(after
alldistributions
and
adjustment):              $0.00
====================================================================================================================================


                                  Page 7 of 12



CASE EQUIPMENT LOAN TRUST 1999-B
STATEMENT TO NOTEHOLDERS

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2  6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3  6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4  6.900% Asset Backed Notes due June 15, 2006
$31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Payment Date:                                                                                             15-Mar-01

(1)  Amount of principal being paid on the Notes:

     (a)   A-1 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                              $0.00

     (b)   A-2 Notes:                                                                                $12,577,664.32
           per $1,000 original principal amount:                                                             $41.93

     (c)   A-3 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                              $0.00

     (d)   A-4 Notes:                                                                                         $0.00
           per $1,000 original principal amount:                                                              $0.00

     (e)   B Notes:                                                                                     $592,664.81
           per $1,000 original principal amount:                                                             $18.81

     (f)   Total                                                                                     $13,170,329.13

(2) Interest on the Notes

    (a)   A-1 Notes:                                                                                          $0.00
          per $1,000 original principal amount:                                                               $0.00

    (b)   A-2 Notes:                                                                                    $404,995.87
          per $1,000 original principal amount:                                                               $1.35

    (c)   A-3 Notes:                                                                                    $555,000.00
          per $1,000 original principal amount:                                                               $5.55

    (d)   A-4 Notes:                                                                                  $1,048,633.25
          per $1,000 original principal amount:                                                               $5.75

    (e)   B Notes:                                                                                      $104,268.25
          per $1,000 original principal amount:                                                               $3.31

    (f)   Total                                                                                       $2,112,897.37

(3) Pool Balance at the end of the related Collection Period                                        $381,224,925.40

(4)  After giving effect to distributions on current Payment Date:

     (a)  (i)  outstanding principal amount of A-1 Notes:                                                     $0.00
          (ii) A-1 Note Pool Factor:                                                                      0.0000000

     (b)  (i)  outstanding principal amount of A-2 Notes:                                            $64,198,803.76
          (ii) A-2 Note Pool Factor:                                                                      0.2139960

     (c)  (i)  outstanding principal amount of A-3 Notes:                                           $100,000,000.00
          (ii) A-3 Note Pool Factor:                                                                      1.0000000

     (d)  (i)  outstanding principal amount of A-4 Notes:                                           $182,371,000.00
          (ii) A-4 Note Pool Factor:                                                                      1.0000000

     (e)  (i)  outstanding principal amount of B Notes:                                              $17,155,121.64
          (ii) B Note Pool Factor:                                                                        0.5446070

     (f)  (i)  Certificate Balance                                                                   $17,500,000.00
          (ii) Certificate Pool Factor:                                                                   1.0000000

(5)  Amount of Servicing Fee:                                                                                 $0.00
            per $1,000 Beginning of Collection Period:                                                   0.00000000

(6)  Amount of Administration Fee:                                                                          $166.67
            per $1,000 Beginning of Collection Period:                                                   0.00042260

(7)  Aggregate Purchase Amounts for Collection Period:                                                        $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                          $1,416,209.26

(9)  Amount in Spread Account:                                                                       $11,372,366.40

(10) Amount in Pre-Funding Account:                                                                           $0.00

(11) For the Final payment date with respect to the Funding Period, the                                          NA
      Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                                                        $0.00

(13) Amount in Yield Supplement Account:                                                                      $0.00
====================================================================================================================================

                                  Page 8 of 12




CASE EQUIPMENT LOAN TRUST 1999-B
STATEMENT TO CERTIFICATEHOLDERS

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2  6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3  6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4  6.900% Asset Backed Notes due June 15, 2006
$31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Payment Date:                                                                                          15-Mar-01

(1)  Amount of principal being paid or distributed:

           (a)   A-1 Notes:                                                                                   $0.00
                 per $1,000 original principal amount:                                                        $0.00

           (b)   A-2 Notes:                                                                          $12,577,664.32
                 per $1,000 original principal amount:                                                       $41.93

           (c)   A-3 Notes:                                                                                   $0.00
                 per $1,000 original principal amount:                                                        $0.00

           (d)   A-4 Notes:                                                                                   $0.00
                 per $1,000 original principal amount:                                                        $0.00

           (e)   B Notes:                                                                               $592,664.81
                 per $1,000 original principal amount:                                                       $18.81

           (f)   Certificates:                                                                                $0.00
                 per $1,000 original principal amount:                                                        $0.00

           (g)   Total:                                                                              $13,170,329.13

(2)   Amount of interest being paid or distributed:

           (a)   A-1 Notes:                                                                                   $0.00
                 per $1,000 original principal amount:                                                        $0.00

           (b)   A-2 Notes:                                                                             $404,995.87
                 per $1,000 original principal amount:                                                        $1.35

           (c)   A-3 Notes:                                                                             $555,000.00
                 per $1,000 original principal amount:                                                        $5.55

           (d)   A-4 Notes:                                                                           $1,048,633.25
                 per $1,000 original principal amount:                                                        $5.75

           (e)   B Notes:                                                                               $104,268.25
                 per $1,000 original principal amount:                                                        $3.31

           (f)   Certificates:                                                                                $0.00
                 per $1,000 original principal amount:                                                        $0.00

           (g)   Total:                                                                               $2,112,897.37

(3)  Pool Balance at end of related Collection Period:                                              $381,224,925.40

(4)  After giving effect to distributions on this Payment Date:

           (a)   (i)  outstanding principal amount of A-1 Notes:                                              $0.00
                 (ii) A-1 Note Pool Factor:                                                               0.0000000

           (b)   (i)  outstanding principal amount of A-2 Notes:                                     $64,198,803.76
                 (ii) A-2 Note Pool Factor:                                                               0.2139960

           (c)   (i)  outstanding principal amount of A-3 Notes:                                    $100,000,000.00
                 (ii) A-3 Note Pool Factor:                                                               1.0000000

           (d)   (i)  outstanding principal amount of A-4 Notes:                                    $182,371,000.00
                 (ii) A-4 Note Pool Factor:                                                               1.0000000

           (e)   (i)  outstanding principal amount of B Notes:                                       $17,155,121.64
                 (ii) B Note Pool Factor:                                                                 0.5446070

           (f)   (i)  Certificate Balance                                                            $17,500,000.00
                 (ii) Certificate Pool Factor:                                                            1.0000000

(5)  Amount of Servicing Fee:                                                                                 $0.00
                per $1,000 Beginning of Collection Period:                                                0.0000000

(6)  Amount of Administration Fee:                                                                          $166.67
                per $1,000 Beginning of Collection Period:                                                0.0004226

(7)  Aggregate Purchase Amounts for Collection Period:                                                        $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                          $1,416,209.26

(9)  Amount in Spread Account:                                                                       $11,372,366.40

(10) Amount in Pre-Funding Account:                                                                           $0.00

(11) For the Final payment date with respect to the Funding Period, the                                          NA
      Remaining Pre-Funded Amount

(12) Amount in Negative Carry Account:                                                                        $0.00

(13) Amount in Yield Supplement Account:                                                                      $0.00
====================================================================================================================================

                                  Page 9 of 12



CASE EQUIPMENT LOAN TRUST 1999-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2  6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3  6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4  6.900% Asset Backed Notes due June 15, 2006
$31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Payment Date:                                                                              15-Mar-01

(1)  Payment of Administration Fee to Administrator:                                         $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                      $2,112,897.37

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                             $13,170,329.13

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                               $0.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                               $0.00

(6)  Payment of Servicing Fee to Servicer:                                                     $0.00

(7) Release to Seller from Excess Collections over Distributions                               $0.00

Check for Error                                                                             NO ERROR
Sum of Above Distributions                                                            $15,283,393.17
Total Distribution Amount plus Releases to Seller                                     $15,283,393.17




                                 Page 10 of 12




CASE EQUIPMENT LOAN TRUST 1999-B
SERVICER'S CERTIFICATE

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2  6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3  6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4  6.900% Asset Backed Notes due June 15, 2006
$31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Payment Date:                                                                                   15-Mar-01
(1)  Total Distribution Amount:                                                            $14,274,156.81

(2)  Administration Fee:                                                                          $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                            $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                             $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                      $404,995.87

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                             $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                      $555,000.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                             $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                    $1,048,633.25

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                            $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                       $104,268.25

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                              $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                   $2,112,897.37
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                      $0.00

(15)  % of Principal Distribution Amount applicable to A-1 Noteholders                              0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                               $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                              $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                             $12,577,664.32

(19)  % of Principal Distribution Amount applicable to A-2 Noteholders                             95.50%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                               $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                     $12,577,664.32

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                      $0.00

(23)  % of Principal Distribution Amount applicable to A-3 Noteholders                              0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                               $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                              $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                      $0.00

(27)  % of Principal Distribution Amount applicable to A-4 Noteholders                              0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                               $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                              $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                  $592,664.81

(31)  % of Principal Distribution Amount applicable to B Noteholders                                4.50%

(32)  B Noteholders' Principal Carryover Shortfall:                                                 $0.00

(33)  B Noteholders' Principal Distributable Amount:                                          $592,664.81

(34)  Noteholders' Principal Distribution Amount:                                          $13,170,329.13

(35)  Noteholders' Distributable Amount:                                                   $15,283,226.50

(36)  Deposit to Spread Account (from excess collections):                                          $0.00



                                 Page 11 of 12


(37)  Specified Spread Account Balance (after all distributions and adjustments) :                       $14,000,005.12
           The Lesser of:

           (a) 2.00% of the Initial Pool Balance                                                         $14,000,005.12

           (b) the Note Balance                                                                         $363,724,925.40

(38)  Spread Account Balance over the Specified Spread Account Balance:                                           $0.00

(39)  Certificateholders' Interest Distributable Amount:                                                          $0.00

(40)  Certificateholders' Interest Carryover Shortfall:                                                     $310,253.12

(41)  % of Principal Distribution Amount applicable to Certificat holders                                         0.00%

(42)  Certificateholders' Principal Distributable Amount applicable to current period                             $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                          $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                         $0.00

(45)  Certificateholders' Distributable Amount:                                                                   $0.00

(46)  Servicing Fee:                                                                                              $0.00

(47)  Excess Amounts Distributed To Seller:
           (a) Release of Remaining Excess Distributions                                                          $0.00
           (b) Release of Excess Amount in Negative Carry Account                                                 $0.00
           (c) Release of Excess Amount in Yield Supplement Account                                               $0.00

(48)  Amount to be withdrawn from the Spread Account and deposited
           into the Note Distribution Account                                                             $1,009,236.36

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                      $394,395,254.53

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                            $0.00
           A-1 Note Pool Factor:                                                                              0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                   $64,198,803.76
           A-2 Note Pool Factor:                                                                              0.2139960

           Outstanding Principal Balance of A-3 Notes:                                                  $100,000,000.00
           A-3 Note Pool Factor:                                                                              1.0000000

           Outstanding Principal Balance of A-4 Notes:                                                  $182,371,000.00
           A-4 Note Pool Factor:                                                                              1.0000000

           Outstanding Principal Balance of B Notes:                                                     $17,155,121.64
           B Note Pool Factor:                                                                                0.5446070

           Outstanding Principal Balance of the Certificates:                                            $17,500,000.00
           Certificate Pool Factor:                                                                           1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                   $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                              $1,416,209.26

(53)  Spread Account Balance after giving effect to all distributions:                                   $11,372,366.40



CNH EQUIPMENT TRUST 2000-A

$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001 $360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003 $260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004 $311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007 $46,000,000 Class B 7.320% Asset Backed Notes due February 15, 2007 $23,000,000 7.320% Asset Backed Certificates

Prepared by: Shawn Ostrowski  (262) - 636 - 5284

              --------------------------------------------------------------------------------------------------------------------
Cutoff Date                                                        2/28/2001
              --------------------------------------------------------------------------------------------------------------------
Date Added          2/29/2000      2/29/2000      3/31/2000     3/31/2000      4/30/2000     4/30/2000     5/31/2000     5/31/2000
              --------------------------------------------------------------------------------------------------------------------
Pool                   Pool 1         Pool 2         Pool 3        Pool 4         Pool 5        Pool 6        Pool 7        Pool 8
              --------------------------------------------------------------------------------------------------------------------
Scheduled
Cashflows        4,107,322.88   5,872,198.50   1,586,600.78  1,153,439.20     862,099.70    638,511.70    552,930.81    308,997.38
                 3,158,885.34   4,555,755.24   7,358,931.90  2,947,181.30   5,187,933.41  3,054,032.79  1,065,937.20    428,087.40
                 3,585,543.90   5,865,079.33   1,543,826.62    791,766.09   8,960,551.94  2,923,203.87  3,750,536.23  1,363,428.37
                 3,505,429.02   5,555,963.15   1,052,326.48    881,132.23   1,277,028.87    808,405.24  4,176,921.09  1,886,089.74
                 3,456,810.93   5,606,089.85   1,128,394.99    833,401.34   1,240,156.61    811,124.26  1,132,518.61    479,012.80
                 3,565,580.86   6,610,646.53   1,021,556.21    796,359.16   1,253,494.94    910,930.70    975,047.74    519,312.99
                 3,595,459.28   6,464,135.96   1,182,251.77    952,654.02   1,240,778.22    847,873.75    985,115.68    519,681.07
                 4,509,857.12   6,913,786.53   1,373,000.18  1,014,098.60   1,492,938.89    965,509.81  1,138,619.96    535,561.64
                 4,495,778.14  13,902,592.66   1,078,442.13    902,779.00   1,482,828.97  1,072,837.87  1,034,380.50    639,036.66
                 9,325,954.28  10,644,947.43   1,214,207.51    979,677.00   1,380,783.20    867,635.95  1,244,956.71    622,161.56
                13,305,948.66   9,993,540.52   1,814,258.80    947,593.67   1,917,369.31  1,137,785.26  1,280,115.70    529,904.57
                11,991,424.13   8,501,312.18   1,497,763.52  1,087,331.14   1,446,743.71    971,418.33  1,337,622.46    541,810.60
                 8,601,457.79   6,797,918.91   3,942,127.73  1,978,009.88   1,158,945.03    903,252.61    922,450.99    520,863.43
                 3,420,575.85   5,051,062.60   8,540,725.27  4,054,790.00   5,639,062.86  3,354,002.56  1,150,973.58    609,480.05
                 3,323,618.15   5,183,234.01   1,481,699.70    772,672.29   8,962,371.53  2,730,415.43  3,662,399.26  1,400,432.85
                 3,263,863.87   5,008,536.76     983,269.14    827,218.61   1,199,239.36    770,534.77  4,135,613.56  1,857,741.65
                 3,167,671.93   4,932,239.29   1,054,978.71    780,046.47   1,160,564.86    768,026.85    992,423.66    460,720.56
                 3,287,447.04   5,882,614.98     946,074.56    743,008.57   1,160,971.67    868,203.53    853,715.10    498,950.77
                 3,330,980.97   5,872,858.94   1,105,953.40    896,423.27   1,148,282.51    793,065.68    854,469.23    495,490.87
                 4,278,388.22   6,245,547.10   1,309,771.46    956,039.60   1,395,464.29    915,328.44  1,040,267.23    512,344.04
                 4,412,478.63  11,741,913.71   1,000,120.68    841,072.33   1,396,617.41  1,024,739.75    914,152.03    587,806.10
                 8,929,307.99   9,479,496.04   1,138,259.84    913,067.84   1,293,367.36    787,890.52  1,116,448.44    590,684.47
                12,597,917.86   8,961,842.62   1,707,951.56    882,085.36   1,751,887.56  1,034,785.12  1,147,661.18    490,060.00
                11,490,154.96   7,451,105.30   1,386,393.86  1,014,487.36   1,361,895.66    939,554.56  1,231,244.35    506,232.51
                 8,027,374.55   5,701,199.87   3,866,680.91  1,905,531.74   1,085,350.78    858,366.57    807,279.97    493,570.18
                 2,727,506.97   4,073,974.81   8,323,647.68  3,815,262.66   5,589,468.24  3,266,035.41  1,031,353.95    582,146.95
                 2,584,734.05   4,102,827.43   1,225,765.64    613,423.89   8,790,044.20  2,524,405.68  3,385,564.82  1,317,780.70
                 2,505,547.29   3,684,445.67     716,950.25    623,867.51     887,000.41    572,482.33  3,798,652.88  1,773,984.50
                 2,451,330.52   3,879,763.95     773,004.54    592,260.14     811,894.22    564,158.67    758,695.35    343,485.79
                 2,531,704.23   4,855,390.77     664,037.56    574,163.01     807,006.30    666,153.58    598,620.58    380,974.74
                 2,432,128.90   4,768,409.54     801,610.59    667,698.97     741,167.58    600,379.02    616,801.38    379,122.79
                 3,333,628.65   5,366,974.12     972,364.75    720,573.20   1,008,294.28    667,916.04    693,613.04    392,376.78
                 3,201,131.62  10,369,335.15     725,556.24    648,760.15     991,767.07    773,601.42    669,437.15    448,917.68
                 7,243,267.88   7,712,574.82     824,725.74    727,273.15     902,491.22    585,763.22    759,378.48    427,534.35
                10,519,717.21   6,713,806.99   1,299,677.83    684,381.05   1,205,983.52    813,367.11    825,100.04    370,892.91
                 8,613,503.88   5,644,732.53     943,567.59    830,718.78     996,647.03    717,670.13    920,979.83    372,471.05
                 5,339,403.30   4,227,932.79   2,670,396.05  1,433,853.59     756,828.98    672,204.23    568,217.79    359,903.85
                 1,493,926.93   2,819,810.07   5,708,886.78  3,042,629.40   3,598,239.47  2,392,703.71    708,105.26    450,503.98
                 1,267,821.54   2,609,287.40     703,802.34    424,782.66   6,041,652.22  1,873,144.37  2,432,516.89    964,133.47
                 1,301,170.35   2,426,509.71     359,415.44    435,630.90     444,507.48    363,409.29  2,458,260.45  1,354,742.77
                 1,163,408.09   2,384,292.01     363,674.37    396,252.10     412,488.84    354,387.80    431,685.63    230,912.75
                 1,304,346.88   2,688,090.97     313,027.66    385,167.44     391,203.51    415,031.73    276,650.54    265,620.28
                 1,128,025.50   2,216,695.37     381,386.42    427,225.86     339,620.78    359,168.59    259,389.96    253,473.87
                 1,992,454.15   2,619,519.36     486,014.54    456,599.82     599,474.23    471,914.41    355,277.51    273,260.29
                 1,749,264.41   5,354,221.61     351,349.26    447,024.34     522,625.19    587,156.57    360,429.08    270,451.36
                 5,098,340.71   4,526,611.79     397,356.91    490,176.58     461,883.31    364,857.21    370,838.71    287,821.12
                 7,632,826.08   3,550,472.22     756,250.28    453,820.86   1,040,225.45    528,294.64    726,276.95    234,992.23
                 5,883,258.73   2,558,766.70     594,843.09    624,019.63     591,474.22    446,728.12    674,371.60    246,526.15
                 2,997,660.57   1,398,633.37   1,641,813.14  1,009,807.20     339,163.28    413,229.20    226,755.29    236,628.35
                   456,731.06      60,307.83   3,256,919.08  2,064,881.18   2,463,648.76  1,719,916.04    406,631.82    334,966.24
                   143,545.47      33,784.43     312,878.67     24,364.42   3,603,576.52  1,092,562.93  1,376,396.33    617,288.35
                   291,023.55      29,362.01      44,386.57     31,439.07      88,226.15     19,065.10  1,390,312.02    887,195.67
                   102,514.93      30,963.02     102,541.08      4,039.35      48,341.81      7,661.84    155,858.64      6,047.24
                   117,963.52      65,757.92           0.00      9,395.91      23,915.87     14,566.93     11,798.56      9,409.34
                    31,867.05      57,511.57      28,053.93      3,735.73           0.00      2,180.58      6,029.67     26,627.58
                    59,190.40     128,319.43      30,828.92      3,498.62      90,206.96      1,278.24     45,905.57     20,019.32
                   146,894.59     240,214.83           0.00      3,498.62           0.00      1,278.24     17,883.27        871.38
                   530,196.38     281,210.09           0.00     51,252.33           0.00      1,278.24     22,797.42        871.38
                 1,277,863.45     142,428.85      20,039.03      3,498.62           0.00    480,362.33      6,029.67        871.38
                   790,826.56         118.36           0.00    143,935.09      10,850.26     86,410.19     32,432.97        871.38
                         0.00           0.00     310,831.99          0.00           0.00     65,686.41      6,029.67        871.38
                         0.00           0.00           0.00          0.00     640,200.43          0.00     21,104.15     87,110.94
                         0.00           0.00           0.00          0.00           0.00          0.00    157,112.08          0.00
                         0.00           0.00           0.00          0.00           0.00          0.00          0.00          0.00
                         0.00           0.00           0.00          0.00           0.00          0.00          0.00          0.00
                         0.00           0.00           0.00          0.00           0.00          0.00          0.00          0.00
                         0.00           0.00           0.00          0.00           0.00          0.00          0.00          0.00
                         0.00           0.00           0.00          0.00           0.00          0.00          0.00          0.00
                         0.00           0.00           0.00          0.00           0.00          0.00          0.00          0.00
                         0.00           0.00           0.00          0.00           0.00          0.00          0.00          0.00
                         0.00           0.00           0.00          0.00           0.00          0.00          0.00          0.00
                         0.00           0.00           0.00          0.00           0.00          0.00          0.00          0.00
                         0.00           0.00           0.00          0.00           0.00          0.00          0.00          0.00
                         0.00           0.00           0.00          0.00           0.00          0.00          0.00          0.00
                         0.00           0.00           0.00          0.00           0.00          0.00          0.00          0.00
                         0.00           0.00           0.00          0.00           0.00          0.00          0.00          0.00
                         0.00           0.00           0.00          0.00           0.00          0.00          0.00          0.00
                         0.00           0.00           0.00          0.00           0.00          0.00          0.00          0.00
                         0.00           0.00           0.00          0.00           0.00          0.00          0.00          0.00
              ---------------------------------------------------------------------------------------------------------------------
Total Amount
 of Scheduled
 Cashflow      237,179,957.75 280,418,675.50  86,421,171.67 52,720,777.90 101,696,846.44 55,243,845.47 65,067,096.27 31,609,142.55
Discount Rate           8.500%         8.500%         8.500%        8.500%         8.500%        8.500%        8.500%        8.500%
Beginning
Contract
 Value         215,536,153.74 251,118,836.20  78,820,694.52 47,658,810.98  89,879,893.14 48,378,910.06 58,045,067.09 27,736,228.11
Scheduled
 Contract
 Value Decline  10,266,115.20   9,855,506.27   3,744,236.07  1,891,897.57   1,057,274.58    884,334.10    859,945.59    376,701.32
Unscheduled
 Contract
 Value
 Decline         2,298,631.19  (2,056,498.97)    384,775.79    479,230.58     942,653.24    (44,053.80)   984,704.50    262,501.27
Additional
 Contract
 Value Added             0.00           0.00           0.00          0.00           0.00          0.00          0.00          0.00
Ending
 Contract
 Value         202,971,407.35 243,319,828.89  74,691,682.66 45,287,682.83  87,879,965.31 47,538,629.76 56,200,416.99 27,097,025.52


                                     Page 1


CNH EQUIPMENT TRUST 2000-A

$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001
$360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003
$260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004
$311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
$46,000,000 Class B  7.320% Asset Backed Notes due February 15, 2007
$23,000,000  7.320% Asset Backed Certificates


Scheduled Payment Date                                             3/16/2000            3/15/2001
Actual Payment Date                                                3/16/2000            3/15/2001
Collection Period Begin Date                                                             2/1/2001
Collection Period End Date                                                              2/28/2001
Days in accrual period (30/360)                                                                30
Days in accrual period (act/360)                                                               28


COLLATERAL SUMMARY
Wtd. Average Discount Rate                                                                 8.500%
Beginning Contract Value                                                           817,174,593.84
Scheduled Contract Value Decline                                                    28,936,010.72
Unscheduled Contract Value Decline                                                   3,251,943.81
Additional Contract Value Purchased                                                          0.00
Ending Contract Value                                                              784,986,639.31

Beginning Pre-funding Account Balance                                                        0.00
Ending Pre-funding Account Balance                                                           0.00

Total Beginning Balance (Pool Balance + Pre-funding Account Balance)               817,174,593.84
Total Ending Balance (Pool Balance + Pre-funding Account Balance)                  784,986,639.31

COLLATERAL PERFORMANCE
Scheduled Amounts 30 - 59 days past due                                             $4,261,985.53       0.54%
Scheduled Amounts 60 days or more past due                                          $1,271,837.13       0.16%
Net Losses on Liquidated Receivables                                                  $829,762.99       0.11%
Cumulative Net Losses                                                               $3,560,613.92
Number of Loans at Beginning of Period                                                     39,799
Number of Loans at End of Period                                                           39,220
Repossessed Equipment not Sold or Reassigned (Beginning)                            $2,108,140.44
Repossessed Equipment not Sold or Reassigned (End)                                  $2,685,104.92

COLLECTIONS AND REINVESTMENT INCOME
Receipts During the period                                                         $36,647,553.40

Warranty Repurchases

    Contracts deferred beyond Final Scheduled Maturity Date                                 $0.00
    Government obligors                                                                     $0.00
          Total Warranty Repurchases                                                        $0.00

Total Collections For The Period                                                   $36,647,553.40

Reinvestment Income (excluding Pre-funding Account)                                   $267,635.09
Reinvestment Income on Pre-funding Account)                                                 $0.00

Total Collections + Reinvestment Income For The Period                             $36,915,188.49



                                     Page 2

CNH EQUIPMENT TRUST 2000-A

$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001
$360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003
$260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004
$311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
$46,000,000 Class B  7.320% Asset Backed Notes due February 15, 2007
$23,000,000  7.320% Asset Backed Certificates

Actual Payment Date                                                                     3/15/2001

CACLULATION OF DISTRIBUTABLE AMOUNTS

     Current Servicing Fee Due                                        1.000%          $680,978.83
     Past Due Servicing Fee                                                         $1,108,286.01
     Total Servicing Fee Due                                                        $1,789,264.84

     Current Administration Fee Due                                  $500.00              $166.67
     Past Due Administration Fee                                                            $0.00
     Total Administration Fee Due                                                         $166.67

     Total Principal Balance of Notes and Certificates (Beginning of Period)      $817,174,593.84
     A-1 notes Beginning Principal balance                                                  $0.00
     A-2 notes Beginning Principal balance                                        $190,487,610.09
     A-3 notes Beginning Principal balance                                        $260,000,000.00
     A-4 notes Beginning Principal balance                                        $311,000,000.00
     B notes Beginning Principal balance                                           $32,686,983.75
     Certificate Beginning Principal balance                                       $23,000,000.00

     A-1 notes Current Interest Due           6.178% act/360                                $0.00
     A-2 notes Current Interest Due           6.800% 30/360                         $1,079,429.79
     A-3 notes Current Interest Due           7.140% 30/360                         $1,547,000.00
     A-4 notes Current Interest Due           7.340% 30/360                         $1,902,283.33
     B notes Current Interest Due             7.320% 30/360                           $199,390.60
     Certificate Current Interest Due         7.320% 30/360                           $140,300.00

     A-1 notes Past Due Interest                                                            $0.00
     A-2 notes Past Due Interest                                                            $0.00
     A-3 notes Past Due Interest                                                            $0.00
     A-4 notes Past Due Interest                                                            $0.00
     B notes Past Due Interest                                                              $0.00
     Certificate Past Due Interest                                                          $0.00

     A-1 notes Interest Due on Past Due Interest                                            $0.00
     A-2 notes Interest Due on Past Due Interest                                            $0.00
     A-3 notes Interest Due on Past Due Interest                                            $0.00
     A-4 notes Interest Due on Past Due Interest                                            $0.00
     B notes Interest Due on Past Due Interest                                              $0.00
     Certificate Interest Due on Past Due Interest                                          $0.00

     A-1 notes Total Interest Due                                                           $0.00
     A-2 notes Total Interest Due                                                   $1,079,429.79
     A-3 notes Total Interest Due                                                   $1,547,000.00
     A-4 notes Total Interest Due                                                   $1,902,283.33
     B notes Total Interest Due                                                       $199,390.60
     Certificate Total Interest Due                                                   $140,300.00

     A-1 notes Principal Due                                                                $0.00
     A-2 notes Principal Due                                                       $30,900,436.35
     A-3 notes Principal Due                                                                $0.00
     A-4 notes Principal Due                                                                $0.00
     Class B notes Principal Due                                                    $1,287,518.18
     Certificate Principal Due                                                              $0.00

     Total notes Interest Due                                                       $4,728,103.72
     Total notes Principal Due                                                     $32,187,954.53
     Total notes Distributable Amount                                              $36,916,058.25


                                     Page 3


CNH EQUIPMENT TRUST 2000-A

$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001
$360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003
$260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004
$311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
$46,000,000 Class B  7.320% Asset Backed Notes due February 15, 2007
$23,000,000  7.320% Asset Backed Certificates


Actual Payment Date                                                                     3/15/2001

CASH AVAILABLE FOR DISTRIBUTION

     Total Collections + Reinvestment Income For The Period                        $36,915,188.49

     Beginning Negitive Carry Account                                                       $0.00
     Deposits from Negitive Carry Account  to Distribution Account                          $0.00

     Beginning Spread Account Balance                                              $23,000,000.02
     Additional Deposit to Spread Account from Pre-funding                                  $0.00
     Deposits from Spread Account to Distribution Account                               $1,036.43

     Beginning Principal Supplement Account                                                 $0.00
     Deposits from Principal Supplement Account to Distribution Account                     $0.00

     Total Cash Available                                                          $36,916,224.92

CASH ALLOCATION (CASHFLOW WATERFALL)                                                                  AVAILABLE
                                                                                                         CASH
                                                                                                         ----

     Is CNH the servicier                                                            YES
     Servicing Fee Paid (If CNH is not the servicer)                                        $0.00
     Servicing Fee Shortfall                                                                $0.00
                                                                                                      $36,916,224.92

     Administration Fee Paid                                                              $166.67
     Administration Fee Shortfall                                                           $0.00
                                                                                                      $36,916,058.25

     Class A-1 notes Interest Paid                                                          $0.00
     Class A-2 notes Interest Paid                                                  $1,079,429.79
     Class A-3 notes Interest Paid                                                  $1,547,000.00
     Class A-4 notes Interest Paid                                                  $1,902,283.33
                                                                                                      $32,387,345.13

     Class A-1 notes Interest Shortfall                                                     $0.00
     Class A-2 notes Interest Shortfall                                                     $0.00
     Class A-3 notes Interest Shortfall                                                     $0.00
     Class A-4 notes Interest Shortfall                                                     $0.00

     Class B notes Interest Paid                                                      $199,390.60
     Class B notes Interest Shortfall                                                       $0.00
                                                                                                      $32,187,954.53

     Class A-1 notes Principal Paid                                                         $0.00
     Class A-2 notes Principal Paid                                                $30,900,436.35
     Class A-3 notes Principal Paid                                                         $0.00
     Class A-4 notes Principal Paid                                                         $0.00
     Class B notes Principal Paid                                                   $1,287,518.18
                                                                                                               $0.00

     Deposits to Spread Account                                                             $0.00
                                                                                                               $0.00

     Certificate Interest Paid                                                              $0.00
     Certificate Interest Shortfall                                                   $140,300.00
                                                                                                               $0.00

     Certificate Principal Paid                                                             $0.00
                                                                                                               $0.00

     Total Principal Balance of Notes and Certificates (End of Period)            $784,986,639.31
     A-1 notes Ending Principal balance                                                     $0.00
     A-2 notes Ending Principal balance                                           $159,587,173.74
     A-3 notes Ending Principal balance                                           $260,000,000.00
     A-4 notes Ending Principal balance                                           $311,000,000.00

     B notes Ending Principal balance                                              $31,399,465.57
     Certificate Ending Principal balance                                          $23,000,000.00

     Servicing Fee Paid (If CNH is the servicer)                                            $0.00
     Servicing Fee Shortfall                                                        $1,789,264.84
     Release to Seller as Excess                                                            $0.00              $0.00


                                     Page 4


CNH EQUIPMENT TRUST 2000-A

$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001
$360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003
$260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004
$311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
$46,000,000 Class B  7.320% Asset Backed Notes due February 15, 2007
$23,000,000  7.320% Asset Backed Certificates

Actual Payment Date                                                                     3/15/2001

SUMMARY AND FACTORS                                                                  AMOUNT              FACTOR          PER/$1000
                                                                                     ------              ------          ---------
     Total Principal Balance of Notes and Certificates
      (Beginning of Period)                                                       $817,174,593.84        0.7105866          $710.59
     A-1 notes Beginning Principal balance                                                  $0.00        0.0000000            $0.00
     A-2 notes Beginning Principal balance                                        $190,487,610.09        0.5291323          $529.13
     A-3 notes Beginning Principal balance                                        $260,000,000.00        1.0000000        $1,000.00
     A-4 notes Beginning Principal balance                                        $311,000,000.00        1.0000000        $1,000.00
     B notes Beginning Principal balance                                           $32,686,983.75        0.7105866          $710.59
     Certificate Beginning Principal balance                                       $23,000,000.00        1.0000000        $1,000.00

     Total Principal Balance of Notes and Certificates
      (End of Period)                                                             $784,986,639.31        0.6825971          $682.60
     A-1 notes Ending Principal balance                      $150,000,000.00                $0.00        0.0000000            $0.00
     A-2 notes Ending Principal balance                      $360,000,000.00      $159,587,173.74        0.4432977          $443.30
     A-3 notes Ending Principal balance                      $260,000,000.00      $260,000,000.00        1.0000000        $1,000.00
     A-4 notes Ending Principal balance                      $311,000,000.00      $311,000,000.00        1.0000000        $1,000.00
     B notes Ending Principal balance                         $46,000,000.00       $31,399,465.57        0.6825971          $682.60
     Certificate Ending Principal balance                     $23,000,000.00       $23,000,000.00        1.0000000        $1,000.00

     Class A-1 notes Interest Paid                                                          $0.00        0.0000000            $0.00
     Class A-2 notes Interest Paid                                                  $1,079,429.79        0.0029984            $3.00
     Class A-3 notes Interest Paid                                                  $1,547,000.00        0.0059500            $5.95
     Class A-4 notes Interest Paid                                                  $1,902,283.33        0.0061167            $6.12
     Class B notes Interest Paid                                                      $199,390.60        0.0043346            $4.33
     Certificate Interest Paid                                                              $0.00        0.0000000            $0.00

     Class A-1 notes Interest Shortfall                                                     $0.00        0.0000000            $0.00
     Class A21 notes Interest Shortfall                                                     $0.00        0.0000000            $0.00
     Class A-3 notes Interest Shortfall                                                     $0.00        0.0000000            $0.00
     Class A-4 notes Interest Shortfall                                                     $0.00        0.0000000            $0.00
     Class B notes Interest Shortfall                                                       $0.00        0.0000000            $0.00
     Certificate Interest Shortfall                                                   $140,300.00        0.0061000            $6.10

     Class A-1 notes Principal Paid                                                         $0.00        0.0000000            $0.00
     Class A-2 notes Principal Paid                                                $30,900,436.35        0.0858345           $85.83
     Class A-3 notes Principal Paid                                                         $0.00        0.0000000            $0.00
     Class A-4 notes Principal Paid                                                         $0.00        0.0000000            $0.00
     Class B notes Principal Paid                                                   $1,287,518.18        0.0279895           $27.99
     Certificate Principal Paid                                                             $0.00        0.0000000            $0.00

NEGITIVE CARRY ACCOUNT
     Negitive Carry                                                                         4.521%
     Negitive Carry Days Remaining                                 9/15/2000                    0
     Required Negitive Carry Account                                                        $0.00
     Beginning Negitive Carry Account                                                       $0.00
     Negitive Carry Account Withdrawls to Distribution Account                              $0.00
     Negitive Carry Released to Seller                                                      $0.00
     Ending Negitive Carry Account Balance                                                  $0.00

SPREAD ACCOUNT
     Required Spread Account Balance                                   2.00%       $23,000,000.02
     Beginning Spread Account Balance                                              $23,000,000.02
     Additional Deposit to Spread Account from Pre-funding                                  $0.00
     Spread Account Withdrawls to Distribution Account                                  $1,036.43
     Spread Account Deposits from Excess Cash                                               $0.00
     Spread Account Released to Seller                                                      $0.00
     Ending Spread Account Balance                                                 $22,998,963.59

PRINCIPAL SUPPLEMENT ACCOUNT
     Required Principal Supplement Account Balance                                          $0.00
     Beginning Principal Supplement Account  Balance                                        $0.00
     Additional Deposit to Principal Supplement Account from Pre-funding                    $0.00
     Principal Supplement Account Withdrawls to Distribution Account                        $0.00
     Principal Supplement Account Released to Seller                                        $0.00
     Ending Principal Supplement Account                                                    $0.00

PRE-FUNDING ACCOUNT
     Beginning Pre-funding Account Balance                                                  $0.00
     New Contract Value Purchased                                                           $0.00
     Deposits to Spread Account                                                             $0.00
     Deposits to Principal Supplement Account                                               $0.00
     Ending Pre-funding Account Balance                                                     $0.00
     Release to seller                                                                      $0.00

     Total Release to Seller                                                              $166.67


                                     Page 5